1 CERTAIN APPENDICES TO THIS EXHIBIT ARE OMITTED PURSUANT TO ITEM 601(A)(5) OF REGULATION S-K. JUSHI HOLDINGS INC. AGREES TO FURNISH SUPPLEMENTALLY A COPY OF ANY OMITTED APPENDIX TO THE SEC UPON REQUEST. CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY “[***]”, HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. FIRST AMENDMENT TO TRUST INDENTURE This First Amendment to Trust Indenture (this “Amendment”), dated as of June 22, 2023 (the “Effective Date”), is by and between Jushi Holdings Inc. (“Issuer”) and Odyssey Trust Company (“Trustee”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Indenture (as hereinafter defined). RECITALS WHEREAS, Issuer and Trustee entered into that certain Trust Indenture, dated as of December 7, 2022 (the “Indenture”); WHEREAS, pursuant to the Indenture the Issuer sold to certain investors 12% Second Lien Notes due December 7, 2026 (the “Notes”); WHEREAS, pursuant to Section 13.1 of the Indenture the Issuer and the Trustee (upon the vote or direction or otherwise with the affirmative consent of the Notes Majority) may amend any provision of the Indenture or the Notes; WHEREAS, on or about June 5, 2023 the Notes Majority approved certain amendments to the Indenture and the Notes, and have directed the Trustee to make such amendments to the Indenture and the Notes; WHEREAS, pursuant to and in accordance with the direction of the Notes Majority, Issuer and Trustee desire to amend the Indenture and the Notes; NOW THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows: 1. Amendments to Trust Indenture. The Indenture shall automatically be amended as of the Effective Date by deleting the stricken text (indicated textually in the same manner as the following example: stricken text) and adding the underlined text (indicated textually in the same manner as the following example: underlined text) as indicated in Exhibit A attached hereto. 2. Miscellaneous. (a) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Issuer, Trustee, each Holder and all of their respective successors and assigns. (b) Severability. If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability EXHIBIT 10.1

2 of the remainder of this Amendment in that jurisdiction or the validity or enforceability of any provision of this Amendment in any other jurisdiction. (c) Counterparts/Execution. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof. (d) No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment. (e) Ratification. Except to the extent expressly modified by this Amendment, the parties reconfirm and ratify the Indenture and confirm that the Indenture has remained in full force and effect, to the extent set forth therein, since the date of its execution. (f) Offering Document. This Amendment constitutes an Offering Document. All references to the Indenture in the Offering Documents shall mean the Indenture as modified by this Amendment. (g) APPLICABLE LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF BRITISH COLUMBIA AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN AND SHALL BE. [Signature pages follow]

3 IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above. ISSUER By: /s/ Jon Barack Name: Jon Barack Title: President TRUSTEE By: /s/ Dan Sander Name: Dan Sander Title: President, Corporate Trust By: /s/ Amy Douglas Name: Amy Douglas Title: Director, Corporate Trust

4 EXHIBIT A AMENDED TRUST INDENTURE [attached]

TRUST INDENTURE DATED AS OF THE 7th DAY OF DECEMBER, 2022 BETWEEN JUSHI HOLDINGS INC., AS ISSUER AND ODYSSEY TRUST COMPANY, AS TRUSTEE PROVIDING FOR THE ISSUE OF NOTES

TABLE OF CONTENTS ARTICLE 1 INTERPRETATION ............................................................................................... 1 1.1 Definitions ................................................................................................................ 1 1.2 Meaning of “Outstanding” ..................................................................................... 16 1.3 Interpretation .......................................................................................................... 17 1.4 Headings, Etc ......................................................................................................... 17 1.5 Statute Reference ................................................................................................... 17 1.6 Day not a Business Day ......................................................................................... 17 1.7 Applicable Law ...................................................................................................... 17 1.8 Monetary References .............................................................................................. 17 1.9 Invalidity, Etc ......................................................................................................... 18 1.10 Language ................................................................................................................ 18 1.11 Successors and Assigns .......................................................................................... 18 1.12 Benefits of Indenture .............................................................................................. 18 1.13 Accounting Terms .................................................................................................. 18 ARTICLE 2 THE NOTES .......................................................................................................... 18 2.1 Issue and Designation of Notes; Ranking .............................................................. 18 2.2 Issuance in Series ................................................................................................... 18 2.3 Form of Notes ........................................................................................................ 20 2.4 Execution, Authentication and Delivery of Notes ................................................. 22 2.5 Registrar and Paying Agent .................................................................................... 23 2.6 Paying Agent to Hold Money in Trust ................................................................... 23 2.7 Book Entry Only Notes .......................................................................................... 23 2.8 Global Notes .......................................................................................................... 24 2.9 Interim Notes .......................................................................................................... 25 2.10 Mutilation, Loss, Theft or Destruction ................................................................... 26 2.11 Concerning Interest ................................................................................................ 26 2.12 Payments of Amounts Due on Maturity ................................................................. 27 2.13 Legends on Notes ................................................................................................... 28 2.14 Payment of Interest ................................................................................................ 28 2.15 Record of Payment ................................................................................................. 30 2.16 Representation Regarding Third Party Interest ...................................................... 30 ARTICLE 3 TERMS OF THE SERIES A SECOND LIEN NOTES ..................................... 30 3.1 Definitions .............................................................................................................. 30 3.2 Designation of the Series A Second Lien Notes .................................................... 31 3.3 Aggregate Principal Amount .................................................................................. 31 3.4 Authentication ........................................................................................................ 31 3.5 Date of Issue and Maturity ..................................................................................... 32 3.6 Interest .................................................................................................................... 32 3.7 Prepayment; Redemption ....................................................................................... 32 3.8 Grant of Security Interest ....................................................................................... 36 3.9 Payment Seniority .................................................................................................. 37 3.10 Form and Denomination of the Second Lien Notes ............................................... 37 3.11 Currency of Payment .............................................................................................. 37

3.12 Appointment ........................................................................................................... 37 3.13 Inconsistency .......................................................................................................... 37 3.14 Voting ..................................................................................................................... 38 3.15 Reference to Principal, Premium, Interest, etc ....................................................... 38 ARTICLE 4 TERMS OF THE SERIES B SECOND LIEN NOTES ..................................... 38 4.1 Definitions .............................................................................................................. 38 4.2 Designation of the Series B Second Lien Notes .................................................... 39 4.3 Aggregate Principal Amount .................................................................................. 39 4.4 Authentication ........................................................................................................ 39 4.5 Date of Issue and Maturity ..................................................................................... 40 4.6 Interest .................................................................................................................... 40 4.7 Prepayment; Redemption ....................................................................................... 40 4.8 Grant of Security Interest ....................................................................................... 44 4.9 Payment Seniority .................................................................................................. 44 4.10 Form and Denomination of the Second Lien Notes ............................................... 45 4.11 Currency of Payment .............................................................................................. 45 4.12 Appointment ........................................................................................................... 45 4.13 Inconsistency .......................................................................................................... 45 4.14 Voting ..................................................................................................................... 45 4.15 Reference to Principal, Premium, Interest, etc ....................................................... 46 ARTICLE 5 .................................................................................................................................. 46 REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP ..................................... 46 5.1 Register of Certificated Notes ................................................................................ 46 5.2 Global Notes .......................................................................................................... 46 5.3 Transferee Entitled to Registration ......................................................................... 47 5.4 No Notice of Trusts ................................................................................................ 48 5.5 Registers Open for Inspection ................................................................................ 48 5.6 Transfers and Exchanges of Notes ......................................................................... 48 5.7 Charges for Registration, Transfer and Exchange.................................................. 51 5.8 Ownership of Notes ................................................................................................ 52 5.9 Cancellation and Destruction ................................................................................. 52 ARTICLE 6 REDEMPTION AND PURCHASE OF NOTES ................................................ 53 6.1 Redemption of Notes ............................................................................................. 53 6.2 Places of Payment .................................................................................................. 53 6.3 Partial Redemption ................................................................................................. 53 6.4 Notice of Redemption ............................................................................................ 54 6.5 Qualified Redemption Notice ................................................................................ 55 6.6 Notes Due on Redemption Dates ........................................................................... 55 6.7 Deposit of Redemption Monies ............................................................................. 55 6.8 Failure to Surrender Notes Called for Redemption ................................................ 56 6.9 Cancellation of Notes Redeemed ........................................................................... 56 6.10 Purchase of Notes for Cancellation ........................................................................ 56 ARTICLE 7 COVENANTS OF THE ISSUER ......................................................................... 57

7.1 Payment of Principal and Interest .......................................................................... 57 7.2 Provision of Reports and Financial Statements ...................................................... 57 7.3 Compliance with Laws and Contractual Obligations ............................................. 58 7.4 Restricted Payments ............................................................................................... 58 7.5 Incurrence of Indebtedness ..................................................................................... 58 7.6 Sale of Assets ......................................................................................................... 58 7.7 Maintenance of Properties ...................................................................................... 60 7.8 Organizational Existence ........................................................................................ 60 ARTICLE 8 DEFAULT AND ENFORCEMENT .................................................................... 60 8.1 Events of Default .................................................................................................... 60 8.2 Declaration of Event of Default; Exercise of Remedies ........................................ 61 8.3 Trustee May File Proofs of Claim .......................................................................... 62 8.4 Trustee May Enforce Claims Without Possession of Notes .................................. 63 8.5 Application of Monies by Trustee .......................................................................... 63 8.6 No Suits by Holders ............................................................................................... 64 8.7 Unconditional Right of Holders to Receive Principal, Premium and Interest ....... 64 8.8 Restoration of Rights and Remedies ...................................................................... 64 8.9 Control by Holders ................................................................................................. 65 8.10 Notice of Default and Event of Default ................................................................. 65 8.11 Waiver of Stay or Extension Laws ......................................................................... 65 8.12 Undertaking for Costs ............................................................................................ 66 8.13 Judgment Against the Issuer .................................................................................. 66 8.14 Immunity of Officers and Others ........................................................................... 66 8.15 Notice of Payment by Trustee ................................................................................ 66 8.16 Trustee May Demand Production of Notes ............................................................ 66 8.17 Statement by Officers ............................................................................................. 67 ARTICLE 9 DISCHARGE ......................................................................................................... 67 9.1 Satisfaction and Discharge ..................................................................................... 67 9.2 Release of Liens ..................................................................................................... 67 ARTICLE 10 MEETINGS OF HOLDERS ............................................................................... 68 10.1 Purpose, Effect and Convention of Meetings ......................................................... 68 10.2 Notice of Meetings ................................................................................................. 68 10.3 Chair ....................................................................................................................... 69 10.4 Quorum .................................................................................................................. 70 10.5 Power to Adjourn ................................................................................................... 70 10.6 Voting ..................................................................................................................... 70 10.7 Poll ......................................................................................................................... 70 10.8 Proxies .................................................................................................................... 70 10.9 Persons Entitled to Attend Meetings ...................................................................... 71 10.10 Powers Cumulative ................................................................................................ 71 10.11 Minutes ................................................................................................................... 71 10.12 Instruments in Writing ........................................................................................... 72 10.13 Binding Effect of Resolutions ................................................................................ 72 10.14 Evidence of Rights of Holders ............................................................................... 72 ARTICLE 11 SUCCESSORS TO THE ISSUER AND SUBSIDIARIES ............................... 73

11.1 Merger, Consolidation, Amalgamation or Sale of Assets ...................................... 73 ARTICLE 12 CONCERNING THE TRUSTEE ....................................................................... 73 12.1 No Conflict of Interest ........................................................................................... 73 12.2 Replacement of Trustee .......................................................................................... 74 12.3 Rights and Duties of Trustee .................................................................................. 74 12.4 Reliance Upon Declarations, Opinions, etc. .......................................................... 76 12.5 Evidence and Authority to Trustee, Opinions, etc. ................................................ 77 12.6 Officers’ Certificates Evidence .............................................................................. 78 12.7 Experts, Advisers and Agents ................................................................................ 78 12.8 Trustee May Deal in Notes .................................................................................... 78 12.9 Investment of Monies Held by Trustee .................................................................. 78 12.10 Trustee Not Ordinarily Bound ............................................................................... 79 12.11 Trustee Not Required to Give Security .................................................................. 79 12.12 Trustee Not Bound to Act on Issuer’s Request ...................................................... 79 12.13 Conditions Precedent to Trustee’s Obligations to Act Hereunder ......................... 80 12.14 Authority to Carry on Business .............................................................................. 80 12.15 Compensation and Indemnity ................................................................................. 80 12.16 Acceptance of Trust ............................................................................................... 81 12.17 Anti-Money Laundering ......................................................................................... 81 12.18 Privacy .................................................................................................................... 81 ARTICLE 13 AMENDMENT, SUPPLEMENT AND WAIVER ............................................ 82 13.1 Ordinary Consent ................................................................................................... 82 13.2 Special Consent ...................................................................................................... 82 13.3 Without Consent ..................................................................................................... 83 13.4 Form of Consent ..................................................................................................... 83 13.5 Supplemental Indentures ........................................................................................ 84 ARTICLE 14 GUARANTEES .................................................................................................... 84 14.1 Guarantees and Collateral Agent ............................................................................ 84 ARTICLE 15 NOTICES .............................................................................................................. 85 15.1 Notice to Issuer ...................................................................................................... 85 15.2 Notice to Holders ................................................................................................... 85 15.3 Notice to Trustee .................................................................................................... 86 15.4 Mail Service Interruption ....................................................................................... 86 ARTICLE 16 MISCELLANEOUS ............................................................................................. 86 16.1 Copies of Indenture ................................................................................................ 86 16.2 Force Majeure ........................................................................................................ 87 16.3 Waiver of Jury Trial ............................................................................................... 87 ARTICLE 17 EXECUTION AND FORMAL DATE ............................................................... 87 17.1 Execution ................................................................................................................ 87 17.2 Formal Date ............................................................................................................ 87 APPENDIX A FORM OF SERIES A SECOND LIEN NOTES / SERIES B SECOND LIEN NOTES ............................................................................................................................................ 1

APPENDIX B FORM OF GUARANTY .................... ………………………………………….1 APPENDIX C FORM OF DECLARATION FOR REMOVAL OF LEGEND……..……….1

1 THIS INDENTURE made as of the 7th day of December, 2022. BETWEEN: JUSHI HOLDINGS INC., a company subsisting under the laws of the Province of British Columbia (hereinafter called the “Issuer”); AND ODYSSEY TRUST COMPANY, a trust company incorporated under the laws of the Province of Alberta authorized to carry on the business of a trust company in British Columbia and Alberta (hereinafter called the “Trustee”); WITNESSETH THAT: WHEREAS the Issuer considers it desirable for its business purposes to create and issue Notes of one or more series from time to time in the manner and subject to the terms and conditions set forth in this Indenture from time to time; AND WHEREAS the Issuer, subject to the terms hereof, may issue Notes in an unlimited aggregate principal amount and as of the date hereof the Issuer has duly authorized the issuance of 12% Second Lien Notes due December 7, 2026. NOW THEREFORE it is hereby covenanted, agreed and declared as set forth herein: 1.1 Definitions ARTICLE 1 INTERPRETATION In this Indenture (including the recitals hereto) and in the Notes, unless there is something in the subject matter or context inconsistent therewith, the expressions following shall have the meanings hereinafter specified: “Acquisition” means an acquisition of a Person, business, business unit or product line (whether by acquisition of equity securities, all or substantially all of the assets, merger, consolidation, amalgamation or otherwise), regardless of the structure of the transaction. “Additional Notes” means Notes of any series (other than the Notes issued on the initial issue date of the relevant series of Notes and any Notes issued in exchange or in replacement (in whole or in part) for such initial Notes) issued under this Indenture in accordance with Section 2.2, including without limitation Additional Series A Second Lien Notes (as defined in Article 3) and Additional Series B Second Lien Notes (as defined in Article 4). “Adjusted EBITDA” means, with respect to any period, EBITDA minus

2 (a) without duplication, the sum of the following amounts of the Issuer and its Subsidiaries for such period to the extent included in determining consolidated net earnings (or loss) for such period: (i) extraordinary non-recurring or unusual gains and income, and (ii) non-cash items increasing consolidated net earnings for such period including in connection with any earn-out or conditional consideration payable in connection with an Acquisition (excluding any such non-cash item to the extent it represents the reversal of an accrual or reserve for potential cash item in any prior period), and (iii) interest income, plus (b) without duplication, the sum of the following amounts of Issuer and its Subsidiaries for such period to the extent included in determining consolidated net earnings (or loss) for such period: (i) non-recurring non-cash charges, losses or expenses or other extraordinary costs and expenses, including for goodwill writeoffs and write downs; (ii) non-cash compensation expense, or other non-cash expenses or charges in each case arising from the granting of stock options, stock appreciation rights, restricted stock, or similar arrangements; (iii) the amount of any minority interest expense attributable to minority interests of third parties in the positive income of any non-wholly owned Subsidiary; (iv) the amount of “run-rate” cost savings, operating expense reductions and synergies (collectively, “Cost Savings”) projected by the Issuer in good faith to result from actions taken, committed to be taken or expected in good faith to be taken with respect to integrating, consolidating or discontinuing operations, headcount reductions, closure of facilities or Acquisition within twelve (12) months thereafter, net of the amount of actual benefits realized during such period from such actions; (v) any expenses, charges or losses to the extent covered and actually reimbursed by indemnification or other reimbursement provisions in connection with any investment, Acquisition or sale, conveyance, transfer or other Disposition of assets permitted under this Agreement; (vi) expenses, charges or losses with respect to liability or casualty events or business interruption to the extent covered and actually reimbursed by insurance; (vii) non-cash compensation, fees and expense reimbursements paid to board directors and employees; (viii) (A) transaction fees and transaction expenses incurred in connection with the refinancing of any Permitted Indebtedness, and (B) reasonable and documented out-of-pocket

3 fees and expenses incurred in connection with any amendments, consents or waivers to or under this Indenture and any other Offering Document or the negotiation, execution and delivery of additional Offering Documents; (ix) transaction expenses incurred in connection with any investment or Acquisition (irrespective of whether such investment or Acquisition is consummated), including any refinancing of (or amendment to) any Indebtedness acquired or assumed in connection with such investment or Acquisition); (x) transaction expenses incurred in connection with (A) any actual or proposed issuance of Indebtedness permitted hereunder (regardless of whether consummated), (B) any payment permitted pursuant to Section 7.4 hereof, (C) any actual or proposed offering of equity securities of the Issuer; (D) the making of any permitted Disposition, (D) Issuer’s registration as a reporting issuer in the United States pursuant to the Exchange Act, or (E) any actual or proposed public or private offering of the equity securities (common or preferred) of the Issuer or any Subsidiary (including, for the avoidance of doubt, the issuance of any common or preferred securities); (xi) any other non-cash charges, including any write-offs, write-downs, expenses, losses, impairment charges and the impact of purchase accounting, including in connection with inventory or any earn-out or conditional consideration payable in connection with an Acquisition, but excluding (A) any write-off or write-down of accounts receivable, and (B) amortization of a prepaid cash item that was paid in a prior period (provided that if any such non- cash charges represent an accrual or reserve for potential cash items in any future period, the cash payment in respect thereof in such future period shall be deducted from EBITDA to such extent); (xii) start-up or initial costs for any project or new production line, division or new line of business or other business optimization expenses, including, without limitation, costs or reserves associated with improvements to information technology functions, integration and facilities opening costs, costs relating to entry into a new state, project startup costs, costs relating to any strategic initiative or new operations and conversion costs and any business development, consulting or legal costs and fees relating to the foregoing; (xiii) integration costs in connection with any Acquisition or investment, including severance costs, noncompetition and non-solicitation costs, retention and completion bonuses, business optimization expenses, transition costs, costs related to the closure, relocation and/or consolidation of offices and facilities (including the termination or discontinuance of activities constituting a business or business unit), contract termination costs, recruiting, signing and completion bonuses and expenses, systems establishment costs, conversion costs, excess

4 pension charges and curtailments or modifications to pension and post-retirement employee benefit plans; (xiv) non-recurring litigation and arbitration costs, charges, fees and expenses (including payments of legal settlements, fines, judgments or orders) exceeding [***]; (xv) costs related to restructurings, including severance, recruiting, contract termination, relocation, integration, information technology investment and other costs and expenses; (xvi) non-cash fair value adjustments, including those resulting from purchase accounting, to inventory sold and biological assets, including cannabis plants, measured at fair value less cost to sell up to the point of harvest; (xvii) non-cash fair value adjustments to derivative instruments; (xviii) non-cash fair value adjustments to unrealized gains or losses on financial assets or liabilities, including but not limited to modification or extinguishment of Indebtedness, or modification of warrants or exchangeable Stock of the Issuer and its Subsidiaries; and (xix) other cash charges and expenses approved in writing by Trustee in its sole discretion. provided that the aggregate amounts added back pursuant to clauses (b)(iv), (xii), (xiii) (solely to the extent such costs are paid in cash) and (xv) (solely to the extent such costs are paid in cash) shall not exceed an amount equal to [***] of Adjusted EBITDA as determined without giving effect to such clauses. “Applicable Law” means any and all laws, ordinances, constitutions, regulations, statutes, treaties, rules, codes, licenses, certificates, franchises, permits, requirements and injunctions adopted, enacted, implemented, promulgated, issued or entered by or under the authority of any Governmental Authority having jurisdiction over a specified Person or any of such Person’s properties or assets. Notwithstanding the foregoing, neither “Applicable Law” nor “Applicable Laws” shall include the Federal Cannabis Laws. “Applicable Procedures” means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depository that apply to such transfer or exchange. “Applicable Securities Legislation” means, at any time, applicable securities laws (including rules, regulations, policies, instruments and blanket orders) in each of the provinces and territories of Canada and applicable securities laws (including rules, regulations, policies, instruments and blanket orders) of the United States and each state of the United States. “Authentication Order” has the meaning given to that term in Section 2.4(c). “Bank Indebtedness” means the principal of, unpaid interest on, and fees, expenses, costs and other amounts due in connection with (i) Indebtedness of the Issuer to banks or commercial finance or other lending institutions regularly engaged in the business of lending money, whether or not

5 secured, and (ii) any Indebtedness or any debentures, notes or other evidence of Indebtedness issued in exchange for Bank Indebtedness or any Indebtedness arising from the satisfaction of Bank Indebtedness by a Guarantor. “Beneficial Holder” means any Person who holds a beneficial interest in a Global Note as shown on the books of the Depository or a Participant. “Board of Directors” means: (a) with respect to a corporation, the board of directors of the corporation or a duly authorized committee thereof; (b) with respect to a partnership, the board of directors of the general partner of the partnership; (c) with respect to any other Person, the board, committee or governing body of such Person serving a similar function. “Board Resolution” means a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors of the Issuer and to be in full force and effect on the date of such certification. “Book Entry Only Notes” means Notes of a series which, in accordance with the terms applicable to such series, are to be held only by or on behalf of the Depository. “Business Day” means a Monday, Tuesday, Wednesday, Thursday or Friday upon which the United States Federal Reserve System is open for business, and upon which banks in Calgary, Alberta are open for business. “C$” or “Canadian dollars” mean the lawful currency of Canada. “CDS” means CDS Clearing and Depository Services Inc. and its successors. “Change of Control” shall mean: (i) the acquisition by any “person” or “group” (as defined in Sections 13(d) and 14(d)(2) of the United States Securities Exchange Act of 1934, as amended) becomes the “beneficial owner” (as defined in Rule 13d-3 under the United States Securities Exchange Act of 1934), directly or indirectly, of more than fifty percent (50%) (in each case on a fully-diluted basis) of the aggregate voting or aggregate economic interests in the Issuer, (ii) a sale of all or substantially all of the assets of the Issuer (on a consolidated basis), or (iii) Current Directors shall cease to constitute at least a majority of the members of the Issuer’s Board of Directors. “Collateral” has the meaning given to that term in the Guaranty and Collateral Security Agreement. “Collateral Agent” means Acquiom Agency Services LLC, and it successors or assigns, acting on behalf of the Holders pursuant to the terms of the Guaranty and Collateral Security Agreement. “Counsel” means a barrister or solicitor or firm of barristers or solicitors retained or employed by

6 the Trustee or retained or employed by the Issuer and reasonably acceptable to the Trustee. “Current Director” means any member of the Issuer’s Board of Directors as of the Initial Issue Date and any successor of a Current Director whose election, or nomination for election by the Issuer’s shareholders, was approved by at least a majority of the Current Directors then on the Issuer’s Board of Directors. “DBRS” means, collectively, DBRS Limited, DBRS, Inc. and DBRS Ratings Limited or any successor ratings agency thereto. “Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default. “Default Notice” has the meaning given to that term in Section 8.2(a). “Definitive Note” means a certificated Note registered in the name of the Holder thereof and issued in accordance with Sections 5.2(b) and 5.6 hereof, substantially in the form set out in the Supplemental Indenture providing for the relevant series of Notes (or in the case of the Series A Second Lien Notes or the Series B Second Lien Notes, Appendix A hereto), except that such Note will not bear the Global Note Legend. “Depository” means CDS and such other Person as is designated in writing by the Issuer and acceptable to the Trustee to act as depository in respect of any series of Book Entry Only Notes. “Disposition” has the meaning given to that term in Section 7.6. “EBITDA” means, with respect to the Issuer and its Subsidiaries (excluding any Subsidiaries not incorporated, organized or formed in the United States or Canada) determined on a consolidated basis, for any period, (a) net earnings (or loss), excluding the earnings of any entity that is not a Subsidiary but in which the Issuer directly or indirectly owns any equity securities, except to the extent such earnings are actually distributed in cash to the Issuer, plus (b) without duplication, the sum of the following amounts of the Issuer and its Subsidiaries for such period to the extent included in determining consolidated net earnings (or loss) for such period: (i) Interest Expense (and to the extent not reflected in Interest Expense, (x) bank and letter of credit fees and premiums in connection with financing activities and (y) amortization of deferred financing and loan fees, (ii) federal, state, local and foreign Taxes, in each case based upon income or earnings, and (iii) depreciation and amortization for such period, in each case, determined on a consolidated basis in accordance with GAAP.

7 “EBITDAR” means Adjusted EBITDA plus (without duplication, and to the extent deducted from net earnings) rental expenses to be paid in cash during such period. “Event of Default” has the meaning given to that term in Section 8.1. “Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time. “Excluded Equity” has the meaning given to that term in the Guaranty and Collateral Security Agreement. “Excluded Property” has the meaning given to that term in the Guaranty and Collateral Security Agreement. “Excluded Subsidiary” has the meaning given to that term in the Guaranty and Collateral Security Agreement. “Existing Indebtedness” means all Indebtedness of the Issuer and its Subsidiaries outstanding immediately following the Initial Issue Date, including, for the avoidance of doubt, all contingent and conditional secured Indebtedness of the Issuer and its Subsidiaries arising from or related to any contractual or other obligation of the Issuer or any Subsidiary entered into prior to the Initial Issue Date; “Federal Cannabis Laws” means any U.S. federal laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of cannabis, marijuana or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 841(a), et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing. “Finance Lease” means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as a finance lease under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP. Notwithstanding anything to the contrary herein, in the event of an accounting change requiring all leases to be capitalized, at the Issuer’s election only those leases that would constitute Finance Leases in conformity with GAAP on the Initial Issuance Date shall be considered Finance Leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. “Finance Lease Obligation” means, with respect to any Person as of any date of determination, all Obligations of such Person to pay rent or other amounts under a Finance Lease. “First Lien Obligations” means all Obligations of the Issuer or its Subsidiaries that are secured by liens on some or all of the Collateral that are designated as “senior”, “first,” “primary” (or any comparable term), including without limitation the Obligations evidenced by the Roxbury Loan Documents.

8 “GAAP” means generally accepted accounting principles as in effect from time to time in the United States, consistently applied. “Global Note Legend” means the legend set forth in Section 2.13(a), which is required to be placed on all Global Notes issued under this Indenture. “Global Notes” means certificates or other electronic registration representing the aggregate principal amount of Notes issued and outstanding and held by, or on behalf of, a Depository. “Governmental Authority” means the government of the United States, any foreign country or any multinational authority, or any state, commonwealth, protectorate or political subdivision thereof, and any entity, body or authority exercising executive, legislative, judicial, tax, regulatory or administrative functions of or pertaining to government, including, without limitation, other administrative bodies or quasi‑governmental entities established to perform the functions of any such agency or authority, and any agency, branch or other governmental body (federal or state) charged with the responsibility, or vested with the authority to administer or enforce, any Applicable Laws. “Guarantee” means, as to any Guarantor, a guarantee of the obligations of the Issuer as more particularly described in the Guaranty and Collateral Security Agreement. “Guaranty and Collateral Security Agreement” means that certain Guaranty and Collateral Security Agreement, executed on the Initial Issue Date, by and among the Issuer, certain of its Subsidiaries and the Collateral Agent. “Guarantor” has the meaning given to that term in the Guaranty and Collateral Security Agreement. “Holder” means the Persons for the time being entered in the register of the Issuer as registered holders of Notes or any transferees of such Persons. “Indebtedness” as to any Person means, without duplication: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit, bankers acceptances, or other financial products and (c) all obligations of such Person to pay the deferred purchase price of assets. “Indenture” means this indenture (including, for the avoidance of any doubt, the preamble and recitals hereto), as originally executed or as it may from time to time be supplemented, amended, restated, or otherwise modified in accordance with the terms hereof. “Initial Issue Date” means December 7, 2022. “Intellectual Property” has the meaning given to that term in the Guaranty and Collateral Security Agreement. “Intercreditor Agreement” means an intercreditor agreement entered into, or to be entered into at the request of the Issuer, among, inter alios, the Trustee, the Collateral Agent and the lenders party to the Roxbury Loan Documents, to which the Issuer shall be party from time to time.

9 “Interest Expense” means, for any period, the aggregate of the interest expense of the Issuer and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP. “Interest Payment Date” means, for each series of Notes, a date specified in such series of Notes or the Supplemental Indenture providing for such series of Notes (or, in the case of the Series A Second Lien Notes, as specified in Article 3 or the Series B Second Lien Notes, as specified in Article 4) as the date on which an installment of interest on such Notes shall become due and payable. “Issue Date” means the date the Notes are originally issued pursuant to this Indenture. “Issuer” means Jushi Holdings Inc. and includes any successor to or of the Issuer, as permitted by the terms hereof. “Issuer Order” means an order or direction in writing signed by the President, Chief Executive Officer or Chief Financial Officer of the Issuer. “LQA EBITDAR” means EBITDAR for the Issuer’s most recently ended fiscal quarter multiplied by 4. “LVTS” means the large value electronic money transfer system operated by the Canadian Payments Association and any successor thereto. “Make-Whole Premium” with respect to any Note on any date of prepayment, means (a) all interest payments that would be payable if such Note had been outstanding for [***] after the Issue Date; minus (b) all interest payments received by the Holder of such Note prior to the relevant prepayment. “Manassas Property” means that certain real property located at 8100 Albertstone Circle, Manassas, VA 20109. “Maturity” means, when used with respect to a Note of any series, the date on which the principal of such Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, Redemption Notice, notice of option to elect repayment or otherwise. “Maturity Account” means an account or accounts required to be established by the Issuer (and which shall be maintained by and subject to the control of the Paying Agent) for each series of Notes issued pursuant to and in accordance with this Indenture. “Notes” means the notes, debentures or other evidence of Indebtedness of the Issuer issued and authenticated hereunder, or deemed to be issued and authenticated hereunder, and includes Global Notes and for greater certainty, the Series A Second Lien Notes and the Series B Second Lien Notes. “Notes Majority” means: (a) with respect to the Second Lien Notes, the affirmative vote of, or an instrument signed in one or more counterparts by, the Holder or Holders of more than fifty percent (50%) of the aggregate principal amount of the outstanding Second Lien Notes, provided that for purposes of determining the aggregate principal amount of the outstanding Second Lien Notes, the

10 aggregate principal amount of all Series B Second Lien Notes shall be converted into US dollars for purposes of such calculation at the Canadian dollar to US dollar exchange rate provided by the Bank of Canada on the date of any vote, consent or other action taken by the Holders of the Second Lien Notes and shall be added to the aggregate principal amount of the Series A Second Lien Notes as of such date; and (b) with respect to all other series of Notes issues under this Indenture, the affirmative vote of, or an instrument signed in one or more counterparts by, the Holder or Holders of more than fifty percent (50%) of the aggregate principal amount of the outstanding class of Notes requesting the Trustee to take an action or proceeding permitted by this Indenture. “Obligations” means all obligations and other amounts owing, due, or secured under the documentation governing any Indebtedness. “Offering Documents” means all instruments and agreements executed in connection any Notes, debentures or other evidence of Indebtedness of the Issuer issued and authenticated hereunder, and includes, without limitation, with respect to the Second Lien Notes, the subscription agreements, the warrants, the Intercreditor Agreement, the Guaranty and Collateral Security Agreement and the Collateral Agency Agreement. “Officers’ Certificate” means a certificate signed on behalf of the Issuer by the Chief Executive Officer, President or the Chief Financial Officer of the Issuer, delivered to the Trustee that meets the requirements of this Indenture. “Opinion of Counsel” means an opinion from legal counsel who is reasonably acceptable to the Trustee (who may be counsel to or an employee of the Issuer) that meets the requirements of this Indenture. “Original U.S. Holder” means any (1)(a) Holder that (i) is a U.S. Person, (ii) is in the United States, (iii) received an offer to acquire Second Lien Notes while in the United States, or (iv) was in the United States at the time such Holder’s buy order was made or such Holder executed or delivered its purchase order for the Second Lien Notes, or (b) person who acquired Second Lien Notes on behalf of, or for the account or benefit of, any U.S. Person or any person in the United States, in each case that is either (2)(a) a Qualified Institutional Buyer and the original purchaser of the Second Lien Notes and who delivered a properly executed Qualified Institutional Buyer Certificate to the Issuer in connection with its purchase of Second Lien Notes from the Issuer, or (b) a U.S. Accredited Investor and the original purchaser of the Second Lien Notes and who delivered a properly executed U.S. Accredited Investor Certificate to the Issuer in connection with its purchase of Second Lien Notes from the Issuer. “Participants” has the meaning given to that term in Section 5.2(d). “Paying Agent” has the meaning given to that term in Section 2.5(a). “Permitted Indebtedness” means any of the following without duplication: (a) Indebtedness evidenced by the Second Lien Notes and the related Offering Documents, provided that the aggregate principal amount of all such Indebtedness shall not exceed the U.S.$140,000,000; (b) All Existing Indebtedness;

11 (c) Indebtedness evidencing First Lien Obligations, provided that (subject to the terms, conditions and provisions of the Intercreditor Agreement) the aggregate principal amount of all such Indebtedness shall not exceed [***]; (d) All Indebtedness permitted pursuant to the Roxbury Loan Documents; (e) All Indebtedness in connection with the acquisition of a Person or business (whether by acquisition of equity securities, all or substantially all of the assets, merger, consolidation, amalgamation or otherwise), regardless of the structure of the transaction, and including without limitation all Indebtedness incurred to finance such acquisition and all Indebtedness assumed as part of such Acquisition; (f) Intercompany Indebtedness subject to reasonable industry standards as determined by the Issuer; (j) Indebtedness owed to trade creditors of the Issuer or any Subsidiary incurred in the ordinary course of business; (k) Excluding the Manassas Property, the Scranton Properties and the Scranton Properties West Expansion, Indebtedness in connection with: (i) the purchase, sale, improvement or financing of real property (including without limitation pursuant to a mortgage or sale-and-leaseback transaction), or (ii) Purchase Money Indebtedness, collectively in an aggregate principal amount not to exceed [***]: (l) Indebtedness in connection with the purchase, sale, improvement or financing of the Manassas Property not to exceed [***] of the sum of: (1) [***]; and (2) [***] in connection with the [***] of the Manassas Property as determined in the reasonable discretion of the Issuer, provided that if there are no First Lien Obligations at the time of the purchase, sale, improvement or financing of the Manassas Property or the proceeds from the purchase, sale, improvement or financing of the Manassas Property will be used to refinance some or all of the First Lien Obligations, there shall be no limit on the Indebtedness that may be incurred by the Issuer or any of its affiliates in connection with the purchase, sale, improvement or financing of the Manassas Property; (m) Except for the Scranton Properties West Expansion, Indebtedness in connection with the purchase, sale, improvement or financing of the Scranton Properties not to exceed all Existing Indebtedness associated with the Scranton Properties as of the Initial Issuance Date plus an additional [***] which may be incurred after the Initial Issuance Date; and (n) Indebtedness in connection with the purchase, sale, improvement or financing of the Scranton Properties West Expansion not to exceed [***] of the estimated construction costs associated with the Scranton Properties West Expansion as determined in the reasonable discretion of the Issuer; (o) Indebtedness consisting of: (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantees and similar obligations incurred in the ordinary course of business, (ii) unsecured guarantees arising with respect to indemnification obligations (including without

12 limitation in connection with any acquisition of a business by the Issuer or any Subsidiary regardless of form), and (ii) guarantees of other Permitted Indebtedness; (p) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to the Issuer or any Subsidiary, in each case incurred in the ordinary course of business; (q) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such person, in each case incurred in the ordinary course of business; (r) Unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business; (s) Indebtedness that is unsecured or that is subordinated in right of payment to the prior payment of all First Lien Obligations and all Second Lien Obligations; (t) Deferred taxes to the extent constituting Indebtedness; (u) Indebtedness in connection with Excluded Property; (v) Indebtedness in full or partial exchange for, or the net proceeds of which are fully or partially used to refund, refinance, extend, replace, defease or discharge other Permitted Indebtedness, including without limitation the full or partial refinancing of First Lien Obligations and the full or partial refinancing of all Indebtedness evidenced by the Second Lien Notes and the related Offering Documents (provided any refinancing of the Second Lien Notes must be Second Lien Note Refinancing Indebtedness). For the avoidance of doubt, any Permitted Indebtedness incurred pursuant to this subsection in full or partial exchange for, or the net proceeds of which are fully or partially used to refund, refinance, extend, replace, defease or discharge any First Lien Obligations (including without limitation the First Lien Obligations evidenced by the Roxbury Loan Documents) may be secured by liens on the Collateral ranking senior and having priority over the liens on the Collateral securing the Second Lien Notes, and may be senior and have priority in right of payment over all payments due under the Second Lien Notes; and (w) Additional Indebtedness in an aggregate principal amount not to exceed [***]. For the avoidance of doubt, the Issuer and its Subsidiaries shall be entitled to incur additional Indebtedness under any other subsections of this definition of Permitted Indebtedness by an amount equal to the amount by which [***]. By way of example only[***]. [***] “Person” means an individual, corporation, partnership, limited liability company, association, trust, joint venture, unincorporated organization or any government, governmental department or agency or political subdivision thereof. “Purchase Money Indebtedness” means, as of any date of determination, Indebtedness incurred after the Initial Issue Date and at the time of, or within one hundred eighty (180) days after, the

13 acquisition of any fixed or capital assets for the purpose of financing all or any part of the acquisition cost thereof. “Qualified Institutional Buyer” means a “qualified institutional buyer” as such term is defined in Rule 144A under the U.S. Securities Act, that is also a U.S. Accredited Investor; “Record Date” has the meaning given to such term in Section 2.11(d). “Redemption Date” has the meaning given to that term in Section 6.4. “Redemption Notice” has the meaning given to that term in Section 6.4. “Redemption Price” has the meaning given to that term in Section 6.1. “Registrar” has the meaning given to that term in Section 2.5(a). “Regulation S” means Regulation S under the U.S. Securities Act. “Roxbury Loan Documents” means that certain Credit Agreement, dated October 20, 2021, by and among the Issuer, the other loan parties that are party thereto, the lenders that are party thereto and Roxbury, L.P., as amended, and all other instruments or agreements entered into previously or in the future in connection with loans made by such lenders to the Issuer. “Scranton Properties” means that certain real property and the existing improvements thereon located at 2000 Rosanna Avenue, Scranton PA 18509 and all adjacent properties owned by the Issuer or any Subsidiary. “Scranton Properties West Expansion” means the future improvements to be constructed on the west side of the Scranton Properties referred to by the Issuer as “West 1” and “West 2”.. “Second Lien Note Refinancing Indebtedness” means Indebtedness to refinance all or a portion of the then-outstanding principal amount of the Second Lien Notes, provided that in the event the Issuer elects to refinance less than one hundred percent (100%) of the then-outstanding principal amount of the Second Lien Notes, to be considered Second Lien Note Refinancing Indebtedness, such Indebtedness: (a) may be guaranteed by the Guarantors to the same extent of the guarantees guaranteeing the Second Lien Notes, (b) may be secured by liens on the Collateral to the same extent as the liens securing the Second Lien Notes and guarantees, (c) may not have a cash interest rate that is higher than the one applicable to the Second Lien Notes, (d) may not have covenants that are more restrictive with respect to the Issuer and its Subsidiaries than the covenants contained in the Second Lien Notes, in any material respect, unless such covenants are added to the Second Lien Notes or the other related Offering Documents for the benefit of the Holders of the Second Lien Notes, (e) may not have any scheduled maturities (including, without limitation, amortization payments) or put dates prior to forty-five (45) days after the stated Maturity of the Second Lien Notes (and any change of control, asset sale and other prepayment/redemption provisions therein will provide that the Second Lien Notes are to be repaid prior to such Second Lien Note Refinancing Indebtedness), and (f) the aggregate principal amount of the Second Lien Note Refinancing Indebtedness does not exceed in the aggregate the sum of (i) the aggregate principal amount of Second Lien Notes being refinanced, (ii) the amount of accrued but unpaid interest due on the Second Lien Notes being refinanced and any reasonably determined premium, prepayment

14 penalty or similar payment necessary to accomplish any such refinancing, and (iii) the amount of reasonable and customary fees, expenses and costs related to obtaining and closing such Second Lien Note Refinancing Indebtedness); “Second Lien Notes” means the Series A Second Lien Notes and the Series B Second Lien Notes. “Second Lien Obligations” means all Obligations of the Issuer or its Subsidiaries under the terms of the Second Lien Notes or any other Offering Documents applicable to the Second Lien Notes, whether now existing or arising hereafter, and any other Obligations of the Issuer or its subsidiaries that is secured by liens on some or all of the Collateral that are designated as “second”, “junior” or “subordinate” (or any comparable term) to the liens on the some or all of the Collateral securing the First Lien Obligations. “Securities Act” means the United States Securities Act of 1933, as amended. “Security Documents” means all of the security agreements, pledges, collateral assignments, mortgages, deeds of hypothec, deeds of trust, trust deeds or other instruments from time to time evidencing or creating or purporting to create any security interests in favour of the Collateral Agent for its benefit and for the benefit of the Trustee and the Holders of the Notes, in all or any portion of the Collateral, as amended, modified, restated, supplemented or replaced from time to time, including, for greater certainty, the Guaranty and Collateral Security Agreement. “Series A Second Lien Notes” means the 12% second lien promissory notes due December 7, 2026 designated pursuant to Section 3.2 of this Indenture. “Series B Second Lien Notes” means the 12% second lien promissory notes due December 7, 2026 designated pursuant to Section 3.2 of this Indenture. “Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof. “Stock” means, with respect to a Person, all of the shares, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in such Person, whether voting or nonvoting, including capital stock (or other ownership or profit interests or units), preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Exchange Act). “Subsidiary” or “Subsidiaries” of a Person means a corporation, partnership, limited liability company, or other entity in which that Person directly or indirectly owns or controls the Stock having ordinary voting power to elect a majority of the Board of Directors of such corporation, partnership, limited liability company, or other entity. Unless otherwise indicated, any use of the term Subsidiary means a Subsidiary of the Issuer. “Supplemental Indenture” means an indenture supplemental to this Indenture which may be executed, acknowledged and delivered for any of the purposes set out in Section 13.5.

15 “Synthetic Lease” means (a) a so-called “synthetic”, “off-balance sheet” or “tax retention” lease; or (b) an agreement for the use or possession of property creating Obligations that do not appear on the balance sheet of such Person but, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Synthetic Lease Obligations” means with respect to any Person as of any date of determination, all Obligations of such Person to pay rent or other amounts under a Synthetic Lease. “Taxes” means any present or future tax, duty, levy, impost, assessment or other government charge (including penalties, interest and any other liabilities related thereto, and for the avoidance of doubt, including any withholding or deduction for or on account of Tax) imposed or levied by or on behalf of a Taxing Authority. “Taxing Authority” means any government or any political subdivision, province, municipality, state or territory or possession of any government or any authority or agency therein or thereof having power to tax. “Total Funded Indebtedness” means, as of any date of determination and without duplication, the sum of (a) the First Lien Obligations, Second Lien Obligations and all other Indebtedness for borrowed money as of such date, plus (b) the attributable indebtedness with respect to all Finance Lease Obligations and Synthetic Lease Obligations, plus (c) without duplication of amounts counted under clause (a), the outstanding principal amount of any revolving loans outstanding at such date (excluding any undrawn amounts under any such applicable revolving credit facilities), in each case with respect to the Issuer and its Subsidiaries but excluding any investments in, or Permitted Indebtedness of, any Subsidiaries of the Issuer not incorporated, organized or formed in the United States or Canada, determined on a consolidated basis in accordance with GAAP, plus (d) without duplication, capitalized lease obligations related to operating leases as determined under GAAP (with the discount rate to be determined by the Issuer in good faith). Notwithstanding the foregoing or anything contained herein to the contrary, for the purpose of calculating Total Funded Indebtedness hereunder for any purpose, any Indebtedness exclusively between: (i) the Issuer and any Subsidiary, or (ii) two Subsidiaries, shall be excluded. “Trustee” means Odyssey Trust Company in its capacity as trustee under this Indenture and its successors and permitted assigns in such capacity. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the security interests in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other that the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions. “United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia. “U.S. Accredited Investor” means an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the U.S. Securities Act.

16 “U.S. Holder” means any (a) Holder that (i) is in the United States, (ii) received an offer to acquire Second Lien Notes while in the United States, or (iii) was in the United States at the time such Holder’s buy order was made or such Holder executed or delivered its purchase order for the Second Lien Notes, or (b) person who acquired Second Lien Notes on behalf of, or for the account or benefit of, any person in the United States. “U.S. Legend” has the meaning set forth in Section 2.3(h). “U.S. Person” has the meaning set forth in Rule 902(k) of Regulation S. “U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. “U.S.$” or “US dollars” mean the lawful currency of the United States of America. 1.2 Meaning of “Outstanding” Every Note issued, authenticated and delivered in accordance with this Indenture shall be deemed to be outstanding until it is cancelled or redeemed or delivered to the Trustee for cancellation or redemption for monies or a new Note is issued in substitution for it pursuant to Section 2.10 or the payment for redemption thereof shall have been set aside under Section 6.7, provided that: (a) when a new Note has been issued in substitution for a Note which has been lost, stolen or destroyed, only one of such Notes shall be counted for the purpose of determining the aggregate principal amount of Notes outstanding; (b) Notes which have been partially redeemed or purchased shall be deemed to be outstanding only to the extent of the unredeemed or unpurchased part of the principal amount thereof; and (c) for the purposes of any provision of this Indenture entitling Holders of outstanding Notes of any series to vote, sign consents, resolutions, requisitions or other instruments or take any other action under this Indenture, or to constitute a quorum of any meeting of Holders thereof, Notes owned directly or indirectly, legally or equitably, by the Issuer or any of its Subsidiaries shall be disregarded (unless the Issuer and/or one or more of its Subsidiaries are the only Holders (or Beneficial Holders) of the outstanding aggregate principal amount of such series of Notes at the time outstanding in which case they shall not be disregarded) except that: (i) for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, requisition or other instrument or action, or on the Holders present or represented at any meeting of Holders, only the Notes in respect of which the Trustee has received an Officers’ Certificate confirming that the Issuer and/or one or more of its Subsidiaries are the only Holders shall be so disregarded; and (ii) Notes so owned which have been pledged in good faith other than to the Issuer or any of its Subsidiaries shall not be so disregarded if the pledgee shall establish, to the satisfaction of the Trustee, the pledgee’s right to vote such Notes, sign consents, requisitions or other instruments or take such other actions in his discretion free from the control of the Issuer or any of its Subsidiaries.

17 1.3 Interpretation In this Indenture: (a) words importing the singular number or masculine gender shall include the plural number or the feminine or neuter genders, and vice versa; (b) all references to Articles and Appendices refer, unless otherwise specified, to articles of and appendices to this Indenture; (c) all references to Sections refer, unless otherwise specified, to sections, subsections or clauses of this Indenture; (d) words and terms denoting inclusiveness (such as “include” or “includes” or “including”), whether or not so stated, are not limited by and do not imply limitation of their context or the words or phrases which precede or succeed them; and (e) “this Indenture”, “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions refer to this Indenture and not to any particular Article, Section, subsection, clause, subdivision or other portion hereof and include the Guarantees, as applicable, and any and every Supplemental Indenture. 1.4 Headings, Etc. The division of this Indenture into Articles, Sections, subsections and paragraphs, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Indenture. 1.5 Statute Reference Any reference in this Indenture to a statute is deemed to be a reference to such statute as amended, re-enacted or replaced from time to time. 1.6 Day not a Business Day In the event that any day on or before which any action required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the first Business Day thereafter. 1.7 Applicable Law This Indenture and the Notes shall be construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein and shall be treated in all respects as British Columbia contracts. 1.8 Monetary References Unless otherwise expressly indicated, whenever any amounts of money are referred to herein, such amounts shall be deemed to be in lawful money of the United States of America.

18 1.9 Invalidity, Etc. Each provision in this Indenture or in a Note is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction will not affect the validity or enforceability of any other provision hereof or thereof. 1.10 Language Les parties aux présentes ont exigé que la présente convention ainsi que tous les documents et avis qui s’y rattachent et/ou qui en découleront soient rédigés en langue anglaise. The parties hereto have required that this Indenture and all documents and notices related thereto be drawn up in English. 1.11 Successors and Assigns All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, as applicable, whether expressed or not. 1.12 Benefits of Indenture Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than (i) the parties hereto and their respective successors or assigns hereunder, (ii) any Paying Agent, (iii) the Holders, (iv) the Trustee, and (v) the Collateral Agent, any benefit or any legal or equitable right, remedy or claim under this Indenture. 1.13 Accounting Terms Each accounting term used in the Indenture, unless otherwise defined herein, has the meaning assigned to it under GAAP applied consistently throughout the relevant period and relevant prior periods. ARTICLE 2 THE NOTES 2.1 Issue and Designation of Notes; Ranking The aggregate principal amount of Notes authorized to be issued and authenticated under this Indenture is unlimited, provided, however, that Notes may be issued under this Indenture only on and subject to the conditions and limitations in this Indenture. The Indebtedness evidenced by the Notes will be of such ranking and priority as shall be more fully described in this Indenture or any Supplemental Indenture with respect to such Notes, as applicable. 2.2 Issuance in Series (a) Notes may be issued in one or more series from time to time pursuant to this Indenture and Supplemental Indentures delivered in accordance with the terms of this Indenture. The Notes of each series (i) will have such designation, (ii) may be subject to a limitation of the

19 maximum principal amount authorized for issuance, (iii) will be issued in such denominations, (iv) may be purchased and payable as to principal, premium (if any) and interest at such place or places and in such currency or currencies, (v) will bear such date or dates and mature on such date or dates, (vi) will indicate the portion (if less than all of the principal amount) of such Notes to be payable on declaration of acceleration of Maturity, (vii) will bear interest at such rate or rates (which may be fixed or variable) payable on such date or dates, (viii) may contain mandatory or optional redemption or sinking fund provisions, including the period or periods within which, the price or prices at which and the terms and conditions upon which the Notes may be redeemed or purchased at the option of the Issuer or otherwise, (ix) may contain conversion or exchange terms, (x) will indicate the percentage of the principal amount (including any premium) at which Notes may be issued or redeemed, (xi) will set out each office or agency at which the principal of, premium (if any) and interest on the Notes will be payable, and the addresses of each office or agency at which the Notes may be presented for registration of transfer or exchange, (xii) may contain covenants and events of default in addition to or in substitution for the covenants contained herein and the Events of Default, (xiii) may contain additional legends and/or provisions relating to the transfer and exchange of Notes in addition to those provided for herein, and (xiv) may contain such other terms and conditions, not inconsistent with the those set forth in this Indenture, as may be set forth in a Board Resolution passed at or before the time of the issue of the Notes of such series and such other provisions (to the extent as the Board of Directors may deem appropriate) as are contained in the Notes of such series. The execution by the Issuer of the Notes of such series and the delivery thereof to the Trustee for authentication will be conclusive evidence of the inclusion of the provisions authorized by this subsection. (b) All Notes of any one series will be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to this Indenture, an Officers’ Certificate or the Supplemental Indenture establishing such series. Not all Notes of any one series need to be issued at the same time, and, unless otherwise provided, Additional Notes or other credit instruments of any series may be issued from time to time, at the option of the Issuer without the consent of any Holder. (c) Before the creation of any series of Notes (other than the Second Lien Notes, which terms are provided for in Article 3 and Article 4), the Issuer will execute and deliver to the Trustee a Supplemental Indenture for the purpose of establishing the terms of such series of Notes and the forms and denominations in which they may be issued, together with a Board Resolution authorizing the issuance of any such Notes. The Trustee will execute and deliver such Supplemental Indentures from time to time pursuant to Section 13.5. (d) Whenever any series of Notes has been authorized, Notes in such series may from time to time be authenticated by the Issuer and delivered to the Trustee and, subject to Section 2.4, will be certified and delivered by the Trustee to or to the order of the Issuer upon receipt by the Trustee of: (i) a Board Resolution authorizing the issuance of a specified principal amount of Notes of such series; (ii) an Officers’ Certificate to the effect that there is no existing Event of Default or event which with the giving of notice or passage of time or both would constitute an Event of Default and the Issuer has complied with all other conditions of this Indenture in connection with

20 the issue of such series; (iii) an Issuer Order for the authentication and delivery of such series of Notes specifying the principal amount of the Notes to be authenticated and delivered; and (iv) an Opinion of Counsel addressed to the Trustee to the effect that all legal requirements imposed by this Indenture, any applicable Supplemental Indenture or by law governing the Notes in connection with the issuance, authentication and delivery of such series of Notes have been complied with subject to the delivery of certain documents or instruments specified in such opinion. 2.3 Form of Notes (a) The Notes of any series and the Trustee’s certificate of authentication shall be substantially in the form set out in the Supplemental Indenture establishing such series (or in the case of the Second Lien Notes, in the form set out in Appendix A hereto), together with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. Notes may have notations, legends or endorsements required by Applicable Law (including without limitation stock exchange rule or regulation), which may include one or more of the legends set forth in Section 2.3(h) or Section 2.13 hereof or in a Supplemental Indenture. Each Note shall be dated the date of its authentication. Unless otherwise set out in the Supplemental Indenture establishing a series of Notes, Notes shall be issued in denominations of (i) U.S.$1,000 and integral multiples of U.S.$1,000 for Notes denominated in US dollars and (ii) C$1,000 and integral multiples of C$1,000 for Notes denominated in Canadian dollars, as the case may be. (b) The terms and provisions contained in the Notes and the Supplemental Indenture establishing each series of Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Issuer and the Trustee, by their execution and delivery of this Indenture and each applicable Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling. (c) The Notes of any series may be in different denominations and forms and may contain such variations of tenor and effect, not inconsistent with the provisions of this Indenture, as are incidental to such differences of denomination and form, including variations in the provisions for the exchange of such Notes of different denominations or forms and in the provisions for the registration or transfer of such Notes. (d) Subject to Section 2.3(a) and to any limitation as to the maximum principal amount of Notes of any particular series, any Notes may be issued as a part of any series of Notes previously issued, in which case they will bear the same designation and designating letters as those applied to such similar previous issue and will be numbered consecutively upwards in respect of such denominations of Notes in like manner and following the numbers of the Notes of such previous issue. (e) All series of Notes which may at any time be issued under this Indenture and the certificate of the Trustee endorsed on such Notes may be in English or any other language or languages or any combination thereof, and may be in the form or forms provided in any

21 Supplemental Indenture or in such other language or languages and in such form or forms as the Board of Directors determines at the time of first issue of any series of Notes, as approved by the Trustee, the approval of which will be conclusively evidenced by its authentication of such Notes. (f) If any provision of any series of Notes in a language other than English is susceptible of an interpretation different from the equivalent provision of the English language, the interpretation of such provision in the English language will be determinative. (g) Notes may be typed, engraved, printed, lithographed or reproduced in a different form, or partly in one form and partly in another, as the Issuer may determine. The execution of any such Notes by the Issuer and the authentication by the Trustee in accordance with Section 2.4 of any such Notes will be conclusive evidence that such Notes are Notes authorized by this Indenture. (h) Each Note issued to, or for the account for benefit of, a U.S. Holder, and each Note issued in exchange or substitution therefor, will be evidenced by a Definitive Note that bears the U.S. Legend (as defined below). The Notes have not been registered under the U.S. Securities Act or under the securities laws of any of the states of the United States, and may not be offered, sold or otherwise disposed of by a U.S. Holder unless an exemption or exclusion from the registration requirements of the U.S. Securities Act and applicable state securities laws is available or the Notes are the subject of an effective registration statement under the U.S. Securities Act. Each Definitive Note issued for the benefit or account of a U.S. Holder (other than an Original U.S. Holder that is a Qualified Institutional Buyer), and each Definitive Note issued in exchange therefor or in substitution thereof shall bear or be deemed to bear the following legend or such variations thereof as the Issuer may prescribe from time to time (the “U.S. Legend”): “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES, FOR THE BENEFIT OF JUSHI HOLDINGS INC. (THE “ISSUER”), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION FROM COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER MUST FIRST BE PROVIDED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.” provided that, if the Notes are being sold outside the United States in compliance with Rule

22 904 of Regulation S and in compliance with applicable local securities laws and regulations, and the Issuer is a “foreign private issuer” (as such term is defined in Regulation S) at the time the Notes are originally issued, the U.S. Legend may be removed (or the Notes may be transferred to an unrestricted CUSIP) by the transferor providing a declaration to the Trustee and the Issuer in the form set forth in Appendix C or as the Issuer may prescribe from time to time, or such other evidence which may include an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Issuer; provided further, that, if any such Notes are being sold pursuant to Rule 144 under the U.S. Securities Act, if available, or in another transaction that does not require registration under the U.S. Securities Act or applicable state securities laws (except in compliance with Rule 904 of Regulation S and in compliance with applicable local securities laws and regulations related thereto), the U.S. Legend may be removed (or the Notes may be transferred to an unrestricted CUSIP) by delivery to the Trustee and the Issuer of an opinion of counsel, of recognized standing, reasonably satisfactory to the Issuer, to the effect that such U.S. Legend is no longer required under applicable requirements of the U.S. Securities Act and applicable state securities laws. 2.4 Execution, Authentication and Delivery of Notes (a) All Notes shall be signed (either manually or by electronic or facsimile signature) by any two authorized directors or officers of the Issuer, holding office at the time of signing. An electronic or facsimile signature upon a Note shall for all purposes of this Indenture be deemed to be the signature of the individual whose signature it purports to be. Notwithstanding that any individual whose signature, either manual or in facsimile or other electronic means, appears on a Note as a director or officer may no longer hold such office at the date of the Note or at the date of the authentication and delivery thereof, such Note shall be valid and binding upon the Issuer and the Holder thereof shall be entitled to the benefits of this Indenture. (b) No Notes will be entitled to any right or benefit under this Indenture or be valid or obligatory for any purpose unless such Notes have been authenticated by manual signature by or on behalf of the Trustee substantially in the form provided for herein or in the relevant Supplemental Indenture. Such authentication upon any Notes will be conclusive evidence, and the only evidence, that such Notes have been duly authenticated, issued and delivered and that the Holder is entitled to the benefits hereof. (c) Subject to the terms of this Indenture, the Trustee shall from time to time authenticate one or more Notes (including Global Notes) for original issue on the issue date for any series of Notes upon and in accordance with an Issuer Order (an “Authentication Order”), without the Trustee receiving any consideration therefor. Each such Authentication Order shall specify the principal amount of such Notes to be authenticated and the date on which such Notes are to be authenticated. The aggregate principal amount of Notes outstanding at any time may not exceed the aggregate principal amount specified in the Authentication Orders except as provided in Section 2.10. Except as provided in Section 7.5, there is no limit on the amount of Notes that may be issued hereunder. (d) The certificate by or on behalf of the Trustee authenticating Notes will not be construed as a representation or warranty of the Trustee as to the validity of this Indenture or of any Notes or their issuance (except the due authentication thereof by the Trustee) or as to the performance by the Issuer of its obligations under this Indenture or any Notes and the Trustee will

23 be in no respect liable or answerable for the use made of the proceeds of such Notes. The certificate by or on behalf of the Trustee on Notes issued under this Indenture will constitute a representation and warranty by the Trustee that such Notes have been duly authenticated by and on behalf of the Trustee pursuant to the provisions of this Indenture. 2.5 Registrar and Paying Agent (a) The Issuer shall maintain for each series of Notes an office or agency where such Notes may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where such Notes may be surrendered for payment (“Paying Agent”). The Registrar shall keep a register of such Notes and of their transfer and exchange. (b) The Issuer may appoint one or more co-registrars and one or more additional paying agents for any series of Notes in such other locations as it shall determine. The term “Registrar” includes any co-registrar and the term “Paying Agent” includes any additional paying agent. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer will notify the Trustee in writing of the name and address of any Registrar or Paying Agent which is not a party to this Indenture. If the Issuer does not exercise its option to appoint or maintain another entity as Registrar or Paying Agent in respect of any series of Notes, the Trustee shall act as such. The Issuer or any of its Subsidiaries may act as Paying Agent or Registrar for any series of Notes. The Issuer initially appoints the Trustee at its corporate office in Vancouver, British Columbia to act as the Registrar, transfer agent, authentication agent and Paying Agent with respect to the Notes. 2.6 Paying Agent to Hold Money in Trust The Issuer shall require each Paying Agent, other than the Trustee, to agree in writing that the Paying Agent will, and the Trustee when acting as Paying Agent agrees that it will, hold in trust, for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, and interest on the Notes of the relevant series and shall notify the Trustee of any Default by the Issuer in making any such payment. While any such Default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any money disbursed by it. The Issuer at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Issuer or a Subsidiary) shall have no further liability for the money. If the Issuer or a Subsidiary of the Issuer acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of Holders all money held by it as Paying Agent; provided that upon any bankruptcy or reorganization proceedings relating to the Issuer, the Trustee shall serve as Paying Agent for each series of Notes. 2.7 Book Entry Only Notes (a) Subject to Section 2.3(h) and Section 5.2(b) and the provisions of the Notes of any series or any Supplemental Indenture providing for the issuance thereof, Notes shall be issued initially as Book Entry Only Notes represented by one or more Global Notes. Each Global Note authenticated in accordance with this Indenture and any Supplemental Indenture shall be registered in the name of the Depository designated for such Global Note or a nominee thereof and deposited with such Depository or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Indenture and the applicable Supplemental

24 Indenture. Beneficial interests in a Global Note will not be shown on the register or the records maintained by the Depository but will be represented through book entry accounts of Participants on behalf of the Beneficial Holders of such Global Note in accordance with the rules and procedures of the Depository. None of the Issuer or the Trustee shall have any responsibility or liability for any aspects of the records relating to or payments made by any Depository on account of the beneficial interest in any Global Notes or for maintaining, reviewing or supervising any records relating to such beneficial interests therein. Except as otherwise provided in this Indenture or any Supplemental Indenture in respect of a series of Notes, Beneficial Holders of Global Notes shall not be entitled to have Notes registered in their names, shall not receive or be entitled to receive Definitive Notes and shall not be considered owners or holders thereof under this Indenture or any Supplemental Indenture. Nothing herein or in a Supplemental Indenture shall prevent the Beneficial Holders from voting Global Notes using duly executed voting instruction forms. (b) Every Note authenticated and delivered upon registration or transfer of a Global Note, or in exchange for or in lieu of a Global Note or any portion thereof, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depository for such Global Notes or a nominee thereof. 2.8 Global Notes Notes issued to a Depository in the form of Global Notes shall be subject to the following in addition to the provisions of Section 5.2, unless and until Definitive Notes have been issued to Beneficial Holders pursuant to Section 5.2(b): (a) the Trustee may deal with such Depository as the authorized representative of the Beneficial Holders of such Notes; (b) the rights of the Beneficial Holders of such Notes shall be exercised only through such Depository and the rights of Beneficial Holders shall be limited to those established by Applicable Law and agreements between the Depository and the Participants and between such Participants and Beneficial Holders, and must be exercised through a Participant in accordance with the rules and procedures of the Depository; (c) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders evidencing a specified percentage of the outstanding Notes of any series, the Depository shall be deemed to be counted in that percentage to the extent that it has received instructions to such effect from Beneficial Holders or Participants; (d) such Depository will make book-entry transfers among the direct Participants of such Depository and will receive and transmit distributions of principal, premium and interest on the Notes to such direct Participants for subsequent payment to the Beneficial Holders thereof; (e) the direct Participants of such Depository shall have no rights under this Indenture or under or with respect to any of the Notes held on their behalf by such Depository, and such Depository may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Notes represented by such Global Notes for all purposes whatsoever; (f) whenever a notice or other communication is required to be provided to Holders in connection with this Indenture or the Notes, the Trustee shall provide all such notices and

25 communications to the Depository for subsequent delivery of such notices and communications to the Beneficial Holders in accordance with Applicable Securities Legislation and the procedures of the Depository; (g) notwithstanding any other provision of this Indenture, all payments in respect of Notes issuable in the form of or represented by a Global Note shall be made to the Depository or its nominee for subsequent payment by the Depository or its nominee to the Beneficial Holders thereof. Upon payment over to the Depository, the Trustee, if acting as the Paying Agent, shall have no further liability for the money; (h) Subject to the provisions hereof, at the Issuer’s option, Notes may, in lieu of being issued in physical form be instead issued and registered in the name of the Depository or its nominee and: (i) the deposit of such Notes may be confirmed electronically by the Trustee to a particular Participant through the Depository; and (ii) shall be identified by a specific CUSIP/ISIN as requested by the Issuer from the Depository to identify each specific series of Note. If the Issuer issues Notes in a non-certificated format, Beneficial Holders of such Notes registered and deposited with CDS shall not receive certificates in definitive form and shall not be considered owners or holders thereof under this Indenture or any Supplemental Indenture. Beneficial interests in Notes registered and deposited with CDS will be represented only through the non-certificated inventory system administered by CDS. Transfers of Notes registered and deposited with CDS between Participants shall occur in accordance with the rules and procedures of CDS. (i) Notwithstanding anything herein to the contrary, none of the Issuer nor the Trustee nor any agent thereof shall have any responsibility or liability for: (i) the electronic records maintained by the Depository relating to any ownership interests or other interests in the Notes or the depository system maintained by the Depository, or payments made on account of any ownership interest or any other interest of any Person in any Note represented by an electronic position in the non-certificated inventory system administered by the Depository (other than the Depository or its nominee); (ii) maintaining, supervising or reviewing any records of the Depository or any Participant relating to any such interest; or (iii) any advice or representation made or given by the Depository or those contained herein that relate to the rules and regulations of the Depository or any action to be taken by the Depository on its own direction or at the direction of any Participant. 2.9 Interim Notes Pending the delivery of Definitive Notes of any series to the Trustee, the Issuer may issue and the Trustee authenticate in lieu thereof (but subject to the same provisions, conditions and limitations as set forth in this Indenture) interim printed, mimeographed or typewriter Notes in such forms and in such denominations and signed in such manner as provided herein, entitling the holders thereof to Definitive Notes of such series when the same are ready for delivery; or the Issuer may execute and deliver to the Trustee and the Trustee authenticate a temporary Note for the whole principal amount of Notes of such series then authorized to be issued hereunder and thereupon the Trustee may issue its own interim certificates in such form and in such amounts, not exceeding in the aggregate the principal amount of the temporary Note so delivered to it, as the Issuer and the Trustee may approve entitling the holders thereof to Definitive Notes when the same are ready for delivery; and, when so issued and certified, such interim or temporary Notes or interim certificates shall, for all purposes but without duplication, rank in respect of this Indenture equally with Notes

26 of such series duly issued hereunder and, pending the exchange thereof for Definitive Notes of such series, the holders of the interim or temporary Notes or interim certificates shall be deemed without duplication to be Holders of such series and entitled to the benefit of this Indenture to the same extent and in the same manner as though the said exchange had actually been made. Forthwith after the Issuer shall have delivered the Definitive Notes of such series to the Trustee, the Trustee shall call in for exchange all temporary or interim Notes of such series or certificates that shall have been issued and forthwith after such exchange shall cancel the same. No charge shall be made by the Issuer or the Trustee to the holders of such interim or temporary Notes or interim certificates for the exchange thereof. 2.10 Mutilation, Loss, Theft or Destruction In case any of the Notes issued hereunder shall become mutilated or be lost, stolen or destroyed, the Issuer, in its discretion, may issue, and thereupon the Trustee shall authenticate and deliver, a new Note upon surrender and cancellation of the mutilated Note, or in the case of a lost, stolen or destroyed Note, in lieu of and in substitution for the same, and the substituted Note shall be in a form approved by the Trustee and shall entitle the Holder thereof to the benefits of this Indenture and shall rank equally in accordance with its terms with all other Notes of such series issued or to be issued hereunder. In case of loss, theft or destruction the applicant for a substituted Note shall furnish to the Issuer and to the Trustee such evidence of the loss, theft or destruction of the Note as shall be satisfactory to them in their discretion and shall also furnish an indemnity and surety bond satisfactory to them in their discretion. The applicant shall pay all reasonable expenses incidental to the issuance of any substituted Note. 2.11 Concerning Interest (a) All Notes of each series issued hereunder, whether originally or upon exchange or in substitution for previously issued Notes (including for certainty Notes issued under Sections 2.9 and 2.10), shall bear interest: (i) from and including their respective issue date, or (ii) from and including the last Interest Payment Date therefor to which interest shall have been paid or made available for payment on such outstanding Notes, whichever shall be the later, in all cases, to and excluding the next Interest Payment Date therefor. (b) Interest on a Note of any series will cease to accrue from the Maturity of such Note (including, for certainty, if such Note was called for redemption, the Redemption Date); unless upon due presentation and surrender of such Note for payment on or after the Maturity thereof, such payment is improperly withheld or refused. (c) If the date for payment of any amount of principal, premium or interest in respect of a Note of any series is not a Business Day at the place of payment, then payment thereof will be made on the next Business Day and the Holder of such Note will not be entitled to any further interest on such principal, or to any interest on such interest, premium or other amount so payable, in respect of the period from the date for payment to such next Business Day. (d) The Holder of any Note of any series at the close of business on any Record Date applicable to a particular series with respect to any Interest Payment Date for such series shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Note subsequent to such Record Date and prior to such Interest Payment Date, except if and to the extent the Issuer Defaults in the payment of the interest due on

27 such Interest Payment Date for such series, in which case such defaulted interest shall be paid to the Holder of such Note as at the close of business on a subsequent Record Date (which shall be not less than two Business Days prior to the date of payment of such defaulted interest) established by notice given by mail or email by or on behalf of the Issuer to the Holders of all affected Notes not less than 15 days preceding such subsequent Record Date. The term “Record Date” as used with respect to any Interest Payment Date (except a date for payment of defaulted interest) for the Notes of any series shall mean the date specified as such in the terms of the Notes of such series established as contemplated by Section 2.2, in respect of the Series A Second Lien Notes shall have the meaning specified in Section 3.1 and in respect of the Series B Second Lien Notes shall have the meaning specified in Section 4.1. (e) Wherever in this Indenture, any Supplemental Indenture or any Note there is mention, in any context, of the payment of interest, such mention is deemed to include the payment of interest on amounts in default to the extent that, in such context, such interest is, was or would be payable pursuant to this Indenture, the Supplemental Indenture or the Note, and express mention of interest on amounts in default in any of the provisions of this Indenture will not be construed as excluding such interest in those provisions of this Indenture where such express mention is not made. (f) Unless otherwise specifically provided in this Indenture or the terms of any Note, interest on Notes of any series shall be computed on the basis of a 360-day year of twelve 30-day months. With respect to any series of Notes, whenever interest is computed on the basis of a year (the “deemed year”) which contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest shall be expressed as a yearly rate for purposes of the Interest Act (Canada) by multiplying such rate of interest by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year. 2.12 Payments of Amounts Due on Maturity (a) Subject to Section 2.12(b), the following provisions shall apply to all Notes, except as otherwise specified in a Supplemental Indenture relating to a particular series of Notes (and, in the case of the Series A Second Lien Notes, Article 3, and the Series B Second Lien Notes, Article 4): (i) in the case of fully registered Notes, the Issuer shall establish and maintain with the Paying Agent a Maturity Account for each series of Notes. On or before 11:00 a.m. (Toronto time) on the Business Day prior to the Stated Maturity date for each series of Notes outstanding from time to time under this Indenture, the Issuer shall deposit in the applicable Maturity Account by wire transfer or certified cheque an amount sufficient to pay all amounts payable in respect of the outstanding Notes of such series (less any Taxes required by law to be deducted or withheld therefrom). The Paying Agent will pay to each Holder of such Notes entitled to receive payment, the principal amount of, and premium (if any) on, such Notes, upon surrender of such Notes to the Paying Agent or at any branch of the Trustee designated for such purpose from time to time by the Issuer and the Trustee. The deposit or making available of such amounts into the applicable Maturity Account will satisfy and discharge the liability of the Issuer for such Notes to which the deposit or making available of funds relates to the extent of the amount deposited or made available (plus the amount of any Taxes deducted or withheld as aforesaid) and such Notes will thereafter not be considered as outstanding under this Indenture to such extent and

28 such Holder will have no other right than to receive out of the money so deposited or made available the amount to which it is entitled. Failure to make a deposit or make funds available as required to be made pursuant to this Section 2.12(a)(i) will constitute Default in payment on the Notes in respect of which the deposit or making available of funds was required to have been made; and (ii) in the case of any series of Notes issued and outstanding in the form of or represented by Global Notes, on or before 11:00 a.m. (Toronto time) on the Business Day prior to the Stated Maturity date for such Notes, the Issuer shall deliver to the Trustee, for onward payment to the Depository, in each case by electronic funds transfer, an amount sufficient to pay the amount payable in respect of such Global Notes (less any Taxes required by law to be deducted or withheld therefrom). The Issuer shall pay to the Trustee, for onward payment to the Depository, the principal amount of, and premium (if any) on, such Global Notes, against receipt of the relevant Global Notes. The delivery of such electronic funds to the Trustee for onward payment to the Depository will satisfy and discharge the liability of the Issuer for the series of Notes to which the electronic funds relates to the extent of the amount deposited or made available (plus the amount of any Taxes deducted or withheld as aforesaid) and such Notes will thereafter not be considered as outstanding under this Indenture unless such electronic funds transfer is not received. Failure to make delivery of funds available as required pursuant to this Section 2.12(a)(ii) will constitute Default in payment on the Notes of the series in respect of which the delivery or making available of funds was required to have been made. (b) Notwithstanding Section 2.12(a), all payments in excess of U.S.$25,000,000 (or such other amount as determined from time to time by the Canadian Payments Association or any successor thereto) shall be made by the use of the LVTS. Neither the Trustee nor the Paying Agent shall have any obligation to disburse funds pursuant to Section 2.12(a)(i) unless it has received written confirmation satisfactory to it that the funds have been deposited with it in sufficient amount to pay in full all amounts due and payable on the applicable date of Maturity. The Paying Agent shall, if it accepts any funds received by it in the form of uncertified cheques, be entitled to delay the time for release of such funds until such uncertified cheques shall be determined to have cleared the financial institution upon which the same are drawn. 2.13 Legends on Notes (a) Each Global Note shall bear a legend in substantially the following form, subject to such modification as required by the applicable Depository (the “Global Note Legend”): “UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].” (b) Prior to the issuance of Notes of any series, the Issuer shall notify the Trustee, in writing, concerning which Notes are to be certificated and are to bear the legend or legends described in this Section 2.13. 2.14 Payment of Interest The following provisions shall apply to Notes of each series, except as otherwise specified in a

29 Supplemental Indenture relating to a particular series of Notes (and, in the case of the Series A Second Lien Notes, Article 3 and the Series B Second Lien Notes, Article 4): (a) As interest becomes due on each fully registered Note (except on redemption thereof, when interest may at the option of the Issuer be paid upon surrender of such Note), the Issuer, either directly or through the Trustee or any agent of the Trustee, shall send or forward by prepaid ordinary mail, electronic transfer of funds or such other means as may be agreed to by the Trustee, payment of such interest (less any Taxes required by law to be deducted or withheld therefrom) to the Holders of record on the Record Date immediately preceding the applicable Interest Payment Date. If payment is made by cheque, such cheque shall be forwarded at least two days prior to each Interest Payment Date and if payment is made by other means (such as electronic transfer of funds, provided the Trustee must receive confirmation of receipt of funds prior to being able to wire funds to Holders), such payment shall be made in a manner whereby the Holder receives credit for such payment on the Interest Payment Date. The mailing of such cheque or the making of such payment by other means shall, to the extent of the sum represented thereby, plus the amount of any Taxes deducted or withheld as aforesaid, satisfy and discharge all liability for interest on such Note to such extent, unless in the case of payment by cheque, such cheque is not paid at par on presentation. In the event of non-receipt of any cheque for or other payment of interest by the Person to whom it is so sent as aforesaid, the Issuer shall issue to such Person a replacement cheque or other payment for a like amount upon being furnished with such evidence of non-receipt as it shall reasonably require and upon being indemnified to its satisfaction. Notwithstanding the foregoing, if the Issuer is prevented by circumstances beyond its control (including, without limitation, any interruption in mail service) from making payment of any interest due on any Note in the manner provided above, the Issuer may make payment of such interest or make such interest available for payment in any other manner acceptable to the Trustee with the same effect as though payment had been made in the manner provided above. If payment is made through the Trustee, by 11:00 a.m. (Toronto time) at least one Business Day prior to the related Interest Payment Date for a Note or to the date of mailing the cheques for the interest due on such Interest Payment Date for such Note, whichever is earlier, the Issuer shall deliver sufficient funds to the Trustee by electronic transfer or certified cheque or make such other arrangements for the provision of funds as may be agreeable between the Trustee and the Issuer in order to effect such interest payment hereunder. (b) So long as the Notes of any series or any portion thereof are issued in the form of or represented by a Global Note, then all payments of interest on such Global Note shall be made by 11:00 a.m. (Toronto time) at least one Business Day prior to the related Interest Payment Date by electronic funds transfer made payable to the Trustee for subsequent payment to the Depository on behalf of the Beneficial Holders of the applicable interests in that Global Note, unless the Issuer and the Trustee agree. (c) Notwithstanding Sections 2.14(a) and 2.14(b), all payments in excess of U.S.$25,000,000 (or such other amount as determined from time to time by the Canadian Payments Association or any successor thereto) shall be made by the use of the LVTS. Neither the Trustee nor Paying Agent, as applicable, shall have any obligation to disburse funds in respect of any Note pursuant to Section 2.14(a) unless it has received written confirmation satisfactory to it that the funds have been deposited with it in sufficient amount to pay in full all amounts due and payable with respect to such Interest Payment Date for such Note. The Trustee or Paying Agent, as applicable, shall, if it accepts any funds received by it in the form of uncertified cheques, be entitled

30 to delay the time for release of such funds until such uncertified cheques shall be determined to have cleared the financial institution upon which the same are drawn. 2.15 Record of Payment The Trustee will maintain accounts and records evidencing any payment, by it or any other Paying Agent on behalf of the Issuer, of principal, premium (if any) and interest in respect of Notes of each series, which accounts and records will constitute, in the absence of manifest error, prima facie evidence of such payment. 2.16 Representation Regarding Third Party Interest The Issuer hereby represents to the Trustee that any account to be opened by, or interest to be held by, the Trustee in connection with this Indenture, for or to the credit of the Issuer, either (a) is not intended to be used by or on behalf of any third party; or (b) is intended to be used by or on behalf of a third party, in which case the Issuer hereby agrees to complete, execute and deliver forthwith to the Trustee a declaration, in the Trustee’s prescribed form or in such other form as may be reasonably satisfactory to it, as to the particulars of such third party. 3.1 Definitions ARTICLE 3 TERMS OF THE SERIES A SECOND LIEN NOTES In this Article 3 and in the Series A Second Lien Notes, the following terms have the following meanings: “Additional Series A Second Lien Notes” means any Series A Second Lien Notes issued under, and pursuant to the terms and conditions of, this Indenture after the Initial Issue Date. “Interest Payment Date” means March 31, June 30, September 30, and December 31 of each year that the Series A Second Lien Notes are outstanding and (except in respect of any Additional Series A Second Lien Notes) commencing on December 31. “Interest Period” means the period commencing on the later of (a) the Initial Issue Date of the Second Lien Notes and (b) the immediately preceding Interest Payment Date on which interest has been paid, and ending on the day immediately preceding the Interest Payment Date in respect of which interest is payable. “Net Cash Proceeds” means, with respect to any sale or disposition by a Person of its property or assets, the amount of cash proceeds actually received by or on behalf of such Person after deducting therefrom: (i) the amount of any Indebtedness secured by any Permitted Lien on any property or asset which is required to be repaid in connection with such sale or disposition, (ii) reasonable fees, commissions, and expenses related thereto in connection with such sale or disposition, (iii) taxes paid or payable to any taxing authorities in connection with such sale or disposition, (iv) any cash proceeds received as a loss payee under any casualty insurance policy in respect of a covered loss thereunder, and (v) any actual and reasonable costs incurred by in connection with the adjustment or settlement of any claims under a casualty insurance policy in respect thereof, in each case to the extent, but only to the extent, that the amounts so deducted are

31 actually paid or payable to a Person that is not an Affiliate of the Issuer or any Subsidiary. “Note Account” means any account which is designated in writing to the Trustee as the Note Account from time to time. “Record Date” means the close of business fifteen (15) Business Days preceding the relevant Interest Payment Date. “Restricted Amount” has the meaning given to that term in Section 3.7(b). “Series A Change of Control Offer” has the meaning given to that term in Section Error! Reference source not found.(iii). “Series A Change of Control Payment” has the meaning given to that term in Section 3.7(a)(iii)(A). “Series A Change of Control Payment Date” has the meaning given to that term in Section 3.7(a)(iii)(A). “Series A Second Lien Note Maturity Date” has the meaning given to that term in Section 3.5. 3.2 Designation of the Series A Second Lien Notes In accordance with this Indenture, the Issuer is authorized to issue a series of Notes designated as the “12% Series A Second Lien Notes due December 7, 2026”. 3.3 Aggregate Principal Amount The aggregate principal amount of Notes which may be issued under this Indenture is unlimited, provided, however, that the maximum principal amount of Series A Second Lien Notes issued hereunder on the Initial Issue Date shall be U.S.$50,156,000. The Issuer may, from time to time, without the consent of any existing Holders but subject to Section 7.5, create and issue Additional Series A Second Lien Notes hereunder having the same terms and conditions as the Series A Second Lien Notes, in all respects, except for the date of issuance, issue price and the first payment of interest thereon. Additional Series A Second Lien Notes so created and issued will be consolidated with and form a single series with the Series A Second Lien Notes. 3.4 Authentication The Trustee shall initially authenticate one or more Global Notes for original issue on the Initial Issue Date in an aggregate principal amount of U.S.$31,142,000 or otherwise to permit transfers or exchanges in accordance with Section 5.6 upon receipt by the Trustee of a duly executed Authentication Order. After the Initial Issue Date, subject to Section 3.3, the Issuer may issue, from time to time, and the Trustee shall authenticate upon receipt of an Authentication Order, Additional Second Lien Notes for original issue. Except as provided in Section 7.5, there is no limit on the amount of Additional Second Lien Notes that may be issued hereunder. Each such Authentication Order shall specify the principal amount of Series A Second Lien Notes to be authenticated and the date on which such Series A Second Lien Notes are to be authenticated. The aggregate principal amount of Series A Second Lien Notes outstanding at any time may not exceed

32 the aggregate principal amount specified in the Authentication Orders provided in respect of original issues of Series A Second Lien Notes except as provided in Section 2.10. For certainty, the Trustee shall not be obligated or liable to ensure that the Issuer is in compliance with the limitations in Section 7.5, and shall be entitled to rely on an Officers’ Certificate from the Issuer certifying such compliance for any Additional Series A Second Lien Notes so issued. 3.5 Date of Issue and Maturity The Series A Second Lien Notes issued hereunder on the Initial Issue Date will be dated December 7, 2022 and will become due and payable, together with all accrued and unpaid interest thereon, on December 7, 2026 (the “Series A Second Lien Note Maturity Date”). Regardless of their respective Issue Date, all Additional Series A Second Lien Notes will become due and payable, together with all accrued and unpaid interest thereon, on the Series A Second Lien Note Maturity Date. 3.6 Interest (a) The Series A Second Lien Notes will bear interest on the unpaid principal amount thereof at a fixed rate of twelve percent (12%) per annum from their respective Issue Date to, but excluding, the Series A Second Lien Note Maturity Date, payable on each Interest Payment Date. The first Interest Payment Date for the Series A Second Lien Notes issued hereunder on the Initial Issue Date will be December 31, 2022. (b) Interest will be payable in respect of each Interest Period on each Interest Payment Date in accordance with Section 2.11 and Section 2.14. Interest on the Series A Second Lien Notes will accrue from their respective Issue Date or, if interest has already been paid, from and including the last Interest Payment Date therefor to which interest has been paid or made available for payment. Interest will be computed based on a 360-day year of twelve 30-day months and shall be payable quarterly on March 31, June 30, September 30 and December 31. (c) Automatically upon the occurrence and during the continuance of an Event of Default, the interest rate accruing on the outstanding principal amount of the Series A Second Lien Notes shall be [***] more than the rate otherwise payable. 3.7 Prepayment; Redemption (a) The Series A Second Lien Notes may not be prepaid or redeemed by the Issuer in whole or in part, except as follows: (i) In the event the Indebtedness and all other obligations evidenced by the Roxbury Loan Documents have been paid in full, the Issuer may partially or fully redeem the Series A Second Lien Notes prior to the second (2nd) anniversary of the upon payment to the Holders of [***] of the outstanding principal amount of such Series A Second Lien Notes plus [***]. On or after the second (2nd) anniversary of the Initial Issue Date but prior to the third (3rd) anniversary of the Initial Issue Date, the Issuer may partially or fully redeem the Series A Second Lien Notes upon payment to the Holders of [***] of the outstanding principal amount of such Series A Second Lien Notes plus all accrued and unpaid interest as of the Redemption Date. Beginning on the third (3rd) anniversary of the Initial Issue Date the Issuer may partially or fully redeem the Series A Second Lien Notes at any time upon payment to the Holders of [***] of the

33 outstanding principal amount of such Series A Second Lien Notes plus all accrued and unpaid interest. In order to partially or fully redeem the Series A Second Lien Notes, the Issuer shall provide the Holders with at least three (3) days prior written notice (but is not otherwise required to follow the provisions of section 5.4 hereof with respect to notice of such redemption). In the event the Issuer elects to partially redeem the Second Lien Notes, the principal amount of the Series A Second Lien Notes to be redeemed shall be determined by converting the principal amount of all Series B Second Lien Notes from Canadian dollars to US dollars at the Canadian dollar to US dollar exchange rate provided by the Bank of Canada on the Business Day immediately preceding the proposed Redemption Date, and thereafter allocating to the Holders of the Series A Second Lien Notes their pro rata share of the total principal amount of all Second Lien Notes being redeemed based upon the aggregate principal amount all outstanding Series A Second Lien Notes represent as a percentage of the aggregate principal amount of all outstanding Second Lien Notes. (ii) No later than the third (3rd) Business Day following the date of receipt by the Issuer or any other Grantor of Net Cash Proceeds in respect of any Disposition permitted by Section 7.6(x) and Section 7.6(xvii) the Issuer shall prepay the Holders of Second Lien Notes an aggregate amount equal to [***] of such Net Cash Proceeds. For purposes of determining the amount of Net Cash Proceeds due to the Holders of Series A Second Lien Notes as opposed to the Series B Second Lien Notes pursuant to this Section 3.7(a)(ii), the Issuer shall, no later than the third (3rd) Business Day following the date of receipt by the Issuer or any other Grantor of Net Cash Proceeds in respect of any Disposition permitted by Section 7.6(x) and Section 7.6(xvii), convert the principal amount of all Series B Second Lien Notes from Canadian dollars to US dollars at the Canadian dollar to US dollar exchange rate provided by the Bank of Canada, and shall thereafter allocate to the Holders of the Series A Second Lien Notes and the Series B Second Lien Notes their respective pro rata share of the applicable Net Cash Proceeds based upon the aggregate principal amount all outstanding Series A Second Lien Notes or the aggregate principal amount all outstanding Series B Second Lien Notes represent as a percentage of the aggregate principal amount of all outstanding Second Lien Notes. Notwithstanding the foregoing, and provided that no Default or Event of Default shall have occurred and be continuing, the Issuer shall have the option, upon written notice to the Trustee prior to the expiration of the third (3rd) Business Day following the date of receipt by the Issuer or any other Grantor of Net Cash Proceeds in respect of any Disposition permitted by Section 7.6(x) and Section 7.6(xvii), to directly or through one or more Subsidiaries, to reinvest (or commit to reinvest) the [***] of the Net Cash Proceeds to be paid to the Holders of Second Lien Notes within one hundred eighty (180) days of receipt thereof in property or assets of the general type used or useful in the business of the Issuer and its Subsidiaries, provided further, that to the extent any such Net Cash Proceeds have not been so applied by the end of such one hundred eighty (180) day period, then, at such time, a prepayment shall be required in an amount equal to such Net Cash Proceeds that have not been so applied. All prepayments pursuant to this Section 3.7(a)(ii) shall be made at par plus accrued and unpaid interest as of the date of such repayment. (iii) If a Change of Control transaction occurs prior to Maturity of the Series A Second Lien Notes, the Issuer will be required to make an offer to each Holder of a Series A Second Lien Note to repurchase all or any part (equal to U.S.$1,000 or an integral multiple of U.S.$1,000) of that Holder’s Second Lien Note pursuant to the offer described below (the “Series A Change of Control Offer”). In connection with a Change of Control Offer, the following shall apply:

34 (A) In the Series A Change of Control Offer, the Issuer will offer a payment (the “Series A Change of Control Payment”) in cash equal to 105% of the aggregate principal amount of Series A Second Lien Notes repurchased plus accrued and unpaid interest, if any (the “Series A Change of Control Payment Date”, which date will be no earlier than the date of such Change of Control). (B) No later than 30 days following any Change of Control, the Issuer will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control, offer to repurchase the Series A Second Lien Notes on the Series A Change of Control Payment Date specified in such notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is mailed and describe the procedures, as required by this Indenture, that Holders must follow in order to tender Series A Second Lien Notes (or portions thereof) for payment and withdraw an election to tender Series A Second Lien Notes (or portion thereof) for payment. Notwithstanding anything to the contrary herein, a Change of Control Offer by the Issuer, or by any third party making a Series A Change of Control Offer in lieu of the Issuer as described below, may be made in advance of a Change of Control, conditional upon such Change of Control if a definitive agreement is in place for the Change of Control at the time of making the Series A Change of Control Offer. (C) The Issuer will comply with the requirements of any Applicable Securities Legislation to the extent such requirements are applicable in connection with the repurchase of the Series A Second Lien Notes as a result of a Change of Control. To the extent that the provisions of any Applicable Securities Legislation conflict with the Change of Control provisions of this Indenture, or compliance with the Change of Control provisions of this Indenture would constitute a violation of any such laws or regulations, the Issuer will comply with the Applicable Securities Legislation and will not be deemed to have breached its obligations under the Change of Control provisions of this Indenture by virtue of such compliance. (D) On or before the Series A Change of Control Payment Date, the Issuer will, to the extent lawful: (1) accept for payment all Series A Second Lien Notes or portions of Series A Second Lien Notes properly tendered pursuant to the Series A Change of Control Offer; (2) on the Business Day prior to the Series A Change of Control Payment Date, deposit with the Paying Agent an amount equal to the Series A Change of Control Payment in respect of all Series A Second Lien Notes or portions of Series A Second Lien Notes properly tendered; and (3) deliver or cause to be delivered to the Trustee the Series A Second Lien Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Series A Second Lien Notes or portions of Series A Second Lien Notes being purchased by the Issuer. (E) On the Series A Change of Control Payment Date, the Paying Agent will promptly wire transfer to each Holder of a Series A Second Lien Note properly tendered the Series A Change of Control Payment for such Series A Second Lien Note, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new

35 Series A Second Lien Note equal in principal amount to any unpurchased portion of the Series A Second Lien Note surrendered, if any; provided that each such new Series A Second Lien Note will be in a principal amount of U.S.$1,000 or an integral multiple of U.S.$1,000 in excess thereof. (F) The Issuer will advise the Trustee and the Holders of the Series A Second Lien Notes of the results of the Change of Control Offer on or as soon as practicable after the Series A Change of Control Payment Date. (G) If the Series A Change of Control Payment Date is on or after a Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest will be paid to the Person in whose name a Series A Second Lien Note is registered at the close of business on such Record Date, and no other interest will be payable to Holders who tender pursuant to the Series A Change of Control Offer. (H) If Holders representing sixty-five percent (65%) or more in aggregate principal amount of the outstanding Series A Second Lien Notes validly tender and do not withdraw such Series A Second Lien Notes in a Series A Change of Control Offer and the Issuer, or any third party making a Series A Change of Control Offer in lieu of the Issuer as described below, purchases all of the Series A Second Lien Notes validly tendered and not withdrawn by such Holders, the Issuer or such third party, as the case may be, will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Series A Change of Control Offer described above, to redeem or purchase, as applicable, all Series A Second Lien Notes that remain outstanding following such purchase at a redemption price or purchase price, as the case may be, in cash equal to the applicable Series A Change of Control Payment plus, to the extent not included in the Series A Change of Control Payment, accrued and unpaid interest, if any, to the Redemption Date. (I) Except as described in this Section 3.7(a)(iii), the Holders of Series A Second Lien Notes shall not be permitted to require that the Issuer repurchase or redeem any Series A Second Lien Notes in the event of a takeover, recapitalization, privatization or similar transaction. (J) Notwithstanding anything to the contrary in this Section 3.7(a)(iii), the Issuer will not be required to make a Series A Change of Control Offer upon a Change of Control if: (1) a third party makes the Series A Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Series A Change of Control Offer made by the Issuer and purchases all Series A Second Lien Notes properly tendered and not withdrawn under the Series A Change of Control Offer; or (2) a Redemption Notice has been given pursuant to Section 3.7, unless and until there is a Default in payment of the applicable Redemption Price. (b) If the Issuer determines in good faith that any offer to repurchase the Series A Second Lien Notes, including any offer made in accordance with Section 3.7(a) of the Indenture, (i) in the case of any such offer to repurchase attributable to the Issuer or any Subsidiary would violate or conflict with any Applicable Law (e.g., financial assistance, corporate benefit, thin

36 capitalization, capital maintenance and similar legal principles, restrictions on upstreaming of cash intra group and the fiduciary and statutory duties of the directors of the relevant Subsidiaries), (ii) would require the Issuer or any Subsidiary to incur a material and adverse tax liability (including any withholding tax) if such amount were repatriated to the Issuer as a dividend, or (iii) in the case of any such offer to repurchase attributable to any joint venture, would violate any organizational document of such joint venture (or any relevant shareholders’ or similar agreement), in each case, if the amount subject to the relevant offer to repurchase were upstreamed or transferred to the Issuer as a distribution or dividend (any amount limited as set forth in clauses (i) through (iii) of this paragraph, a “Restricted Amount”), the amount of the relevant offer to repurchase shall be reduced by the Restricted Amount; provided, that (A) in the case of any Restricted Amount arising under the circumstances described in clause (i) or (ii) above, the Issuer shall use commercially reasonable efforts to take all actions required by Applicable Law to permit the repatriation of the relevant amounts to the Issuer and (B) if the circumstance giving rise to any Restricted Amount ceases to exist within 365 days following the end of the event giving rise to the relevant offer to repurchase, the relevant Subsidiary shall promptly repatriate or distribute the amount that no longer constitutes a Restricted Amount to the Issuer for application to such an offer to repurchase the Notes as required promptly following the date on which the relevant circumstance ceases to exist; it being understood and agreed that following the expiration of the 365-day period referenced above, the relevant Subsidiary may retain any Restricted Amount, and no such offer to repurchase shall be required in respect thereof. (c) All optional redemptions, prepayments and payments and all other payments resulting from required offers to repurchase or redeem with regard to the Series A Second Lien Notes, including any offer made in accordance with Section 3.7(a) of the Indenture, shall be paid on a pro-rata basis in respect of each Holder of a Series A Second Lien Note based on the aggregate principal amount of the Series A Second Lien Notes plus accrued and unpaid interest thereon held by such Person as at the record date, divided by the aggregate principal amount of all Series A Second Lien Notes, plus accrued but unpaid interest thereon as at the record date. (d) Each Holder of a Series A Second Lien Note shall have the right in its sole discretion to waive its rights to have the Issuer redeem or repurchase all or any portion of its Series A Second Lien Notes, except if such redemption or repurchase is part of a full or partial refinancing of the Series A Second Lien Notes. (e) Unless otherwise specifically provided in this Section 3.7, the terms of Article 6 shall apply to the redemption of any Series A Second Lien Notes and in the event of any inconsistency, the terms of this Section 3.7 shall prevail. (f) For the avoidance of doubt, the redemption provisions set forth in Section 3.7(a) shall be subject and subordinate to all First Lien Obligations and subject to the terms, conditions and provisions of the Intercreditor Agreement. In no event shall the Issuer be required to redeem any of the Series A Second Lien Notes if, and for so long as, such redemption would violate the terms of the Intercreditor Agreement or any First Lien Obligation, and such failure to redeem by the Issuer shall not be a Default or Event of Default by the Issuer under this Indenture. 3.8 Grant of Security Interest

37 The Obligations of the Issuer under the Series A Second Lien Notes and the related Offering Documents shall be secured by liens on all of the Collateral of the Issuer and certain Subsidiaries subordinate to the liens securing the First Lien Obligations and otherwise having such ranking and priority as is set forth in the Guaranty and Collateral Security Agreement. 3.9 Payment Seniority The Indebtedness evidenced by the Series A Second Lien Notes shall be: (a) subordinated in right of payment to any existing or future First Lien Obligations; (b) pari passu in right of payment to any existing or future Second Lien Obligations; (c) senior to all other Indebtedness of the Company, including all unsecured Indebtedness of the Issuer; and (d) subject to the terms, conditions and provisions of the Intercreditor Agreement. 3.10 Form and Denomination of the Second Lien Notes (a) The Series A Second Lien Notes will be issued in minimum denominations of U.S.$1,000 and in integral multiples of U.S.$1,000 in excess thereof. (b) Subject to Section 5.2(b), the Series A Second Lien Notes will be issuable as Global Notes, substantially in the form set out in Appendix A hereto with such changes as may be reasonably required by the Depository and any other changes as may be approved or permitted by the Issuer, in each case which changes are not prejudicial to the Holders or Beneficial Holders of Series A Second Lien Notes, and with such approval in each case to be conclusively deemed to have been given by the officers of the Issuer executing the same in accordance with Article 2. 3.11 Currency of Payment The principal of, and interest and premium (if any) on, the Series A Second Lien Notes will be payable in US dollars. 3.12 Appointment (a) The Trustee will be the trustee for the Series A Second Lien Notes, subject to Article 12. (b) The Issuer initially appoints CDS to act as Depository with respect to the Series A Second Lien Notes (other than with respect to Definitive Notes issued to Original U.S. Holders that are U.S. Accredited Investors). (c) The Issuer initially appoints the Trustee at its corporate office in Vancouver, British Columbia to act as the Registrar, transfer agent, authentication agent and Paying Agent with respect to the Series A Second Lien Notes. The Issuer may change the Registrar, transfer agent, authentication agent or Paying Agent for the Series A Second Lien Notes at any time and from time to time without prior notice to the Holders of the Series A Second Lien Notes. 3.13 Inconsistency In the case of any conflict or inconsistency between this Article 3 and any other provision of this Indenture, Article 3 shall, as to the Series A Second Lien Notes, govern and prevail.

38 3.14 Voting The Holders of the Series B Second Lien Notes shall vote with the Holders of the Series A Second Lien Notes as a single class on all matters requiring a vote, consent or other action by the Holders of Second Lien Notes hereunder. Unless otherwise specified herein, the affirmative consent of the Notes Majority shall be required on all matters requiring a vote, consent or other action by the Holders of Second Lien Notes hereunder. 3.15 Reference to Principal, Premium, Interest, etc. Whenever this Indenture refers to, in any context, the payment of principal, premium, if any, interest or any other amount payable under or with respect to any Series A Second Lien Note, such reference shall include any indemnification payments as described hereunder with respect to the Series A Second Lien Notes, if applicable. 4.1 Definitions ARTICLE 4 TERMS OF THE SERIES B SECOND LIEN NOTES In this Article 3 and in the Series B Second Lien Notes, the following terms have the following meanings: “Additional Series B Second Lien Notes” means any Series B Second Lien Notes issued under, and pursuant to the terms and conditions of, this Indenture after the Initial Issue Date. “Interest Payment Date” means March 31, June 30, September 30, and December 31 of each year that the Series B Second Lien Notes are outstanding and (except in respect of any Additional Series B Second Lien Notes) commencing on December 31. “Interest Period” means the period commencing on the later of (a) the Initial Issue Date of the Second Lien Notes and (b) the immediately preceding Interest Payment Date on which interest has been paid, and ending on the day immediately preceding the Interest Payment Date in respect of which interest is payable. “Net Cash Proceeds” means, with respect to any sale or disposition by a Person of its property or assets, the amount of cash proceeds actually received by or on behalf of such Person after deducting therefrom: (i) the amount of any Indebtedness secured by any Permitted Lien on any property or asset which is required to be repaid in connection with such sale or disposition, (ii) reasonable fees, commissions, and expenses related thereto in connection with such sale or disposition, (iii) taxes paid or payable to any taxing authorities in connection with such sale or disposition, (iv) any cash proceeds received as a loss payee under any casualty insurance policy in respect of a covered loss thereunder, and (v) any actual and reasonable costs incurred by in connection with the adjustment or settlement of any claims under a casualty insurance policy in respect thereof, in each case to the extent, but only to the extent, that the amounts so deducted are actually paid or payable to a Person that is not an Affiliate of the Issuer or any Subsidiary. “Note Account” means any account which is designated in writing to the Trustee as the Note Account from time to time.

39 “Record Date” means the close of business fifteen (15) Business Days preceding the relevant Interest Payment Date. “Restricted Amount” has the meaning given to that term in Section 4.7(b). “Series B Change of Control Offer” has the meaning given to that term in Section Error! Reference source not found.(iii). “Series B Change of Control Payment” has the meaning given to that term in Section 4.7(a)(iii)(A). “Series B Change of Control Payment Date” has the meaning given to that term in Section 4.7(a)(iii)(A). “Series B Second Lien Note Maturity Date” has the meaning given to that term in Section 4.5. 4.2 Designation of the Series B Second Lien Notes In accordance with this Indenture, the Issuer is authorized to issue a series of Notes designated as the “12% Series B Second Lien Notes due December 7, 2026”. 4.3 Aggregate Principal Amount The aggregate principal amount of Notes which may be issued under this Indenture is unlimited, provided, however, that the maximum principal amount of Series B Second Lien Notes issued hereunder on the Initial Issue Date shall be C$25,090,000. The Issuer may, from time to time, without the consent of any existing Holders but subject to Section 7.5, create and issue Additional Series B Second Lien Notes hereunder having the same terms and conditions as the Series B Second Lien Notes, in all respects, except for the date of issuance, issue price and the first payment of interest thereon. Additional Series B Second Lien Notes so created and issued will be consolidated with and form a single series with the Series B Second Lien Notes. 4.4 Authentication The Trustee shall initially authenticate one or more Global Notes for original issue on the Initial Issue Date in an aggregate principal amount of C$25,090,000 or otherwise to permit transfers or exchanges in accordance with Section 5.6 upon receipt by the Trustee of a duly executed Authentication Order. After the Initial Issue Date, subject to Section 3.3, the Issuer may issue, from time to time, and the Trustee shall authenticate upon receipt of an Authentication Order, Additional Second Lien Notes for original issue. Except as provided in Section 7.5, there is no limit on the amount of Additional Second Lien Notes that may be issued hereunder. Each such Authentication Order shall specify the principal amount of Series B Second Lien Notes to be authenticated and the date on which such Series B Second Lien Notes are to be authenticated. The aggregate principal amount of Series B Second Lien Notes outstanding at any time may not exceed the aggregate principal amount specified in the Authentication Orders provided in respect of original issues of Series B Second Lien Notes except as provided in Section 2.10. For certainty, the Trustee shall not be obligated or liable to ensure that the Issuer is in compliance with the limitations in Section 7.5, and shall be entitled to rely on an Officers’ Certificate from the Issuer certifying such compliance for any Additional Series B Second Lien Notes so issued.

40 4.5 Date of Issue and Maturity The Series B Second Lien Notes issued hereunder on the Initial Issue Date will be dated December 7, 2022 and will become due and payable, together with all accrued and unpaid interest thereon, on December 7, 2026 (the “Series B Second Lien Note Maturity Date”). Regardless of their respective Issue Date, all Additional Series B Second Lien Notes will become due and payable, together with all accrued and unpaid interest thereon, on the Series B Second Lien Note Maturity Date. 4.6 Interest (a) The Series B Second Lien Notes will bear interest on the unpaid principal amount thereof at a fixed rate of twelve percent (12%) per annum from their respective Issue Date to, but excluding, the Series B Second Lien Note Maturity Date, payable on each Interest Payment Date. The first Interest Payment Date for the Series B Second Lien Notes issued hereunder on the Initial Issue Date will be December 31, 2022. (b) Interest will be payable in respect of each Interest Period on each Interest Payment Date in accordance with Section 2.11 and Section 2.14. Interest on the Series B Second Lien Notes will accrue from their respective Issue Date or, if interest has already been paid, from and including the last Interest Payment Date therefor to which interest has been paid or made available for payment. Interest will be computed based on a 360-day year of twelve 30-day months and shall be payable quarterly on March 31, June 30, September 30 and December 31. (c) Automatically upon the occurrence and during the continuance of an Event of Default, the interest rate accruing on the outstanding principal amount of the Series B Second Lien Notes shall be [***] more than the rate otherwise payable. 4.7 Prepayment; Redemption (a) The Series B Second Lien Notes may not be prepaid or redeemed by the Issuer in whole or in part, except as follows: (i) In the event the Indebtedness and all other obligations evidenced by the Roxbury Loan Documents have been paid in full, the Issuer may partially or fully redeem the Series B Second Lien Notes prior to the second (2nd) anniversary of the upon payment to the Holders of [***] of the outstanding principal amount of such Series B Second Lien Notes plus [***]. On or after the second (2nd) anniversary of the Initial Issue Date but prior to the third (3rd) anniversary of the Initial Issue Date, the Issuer may partially or fully redeem the Series B Second Lien Notes upon payment to the Holders of [***] of the outstanding principal amount of such Series B Second Lien Notes plus all accrued and unpaid interest as of the Redemption Date. Beginning on the third (3rd) anniversary of the Initial Issue Date the Issuer may partially or fully redeem the Series B Second Lien Notes at any time upon payment to the Holders of [***] of the outstanding principal amount of such Series B Second Lien Notes plus all accrued and unpaid interest. In order to partially or fully redeem the Series B Second Lien Notes, the Issuer shall provide the Holders with at least three (3) days prior written notice (but is not otherwise required to follow the provisions of section 6.4 hereof with respect to notice of such redemption). In the event the Issuer elects to partially redeem the Second Lien Notes, the principal amount of the Series B Second Lien Notes to be redeemed shall be determined by converting the principal

41 amount of all Series B Second Lien Notes from Canadian dollars to US dollars at the Canadian dollar to US dollar exchange rate provided by the Bank of Canada on the Business Day immediately preceding the proposed Redemption Date, and thereafter allocating to the Holders of the Series B Second Lien Notes their pro rata share of the total principal amount of all Second Lien Notes being redeemed based upon the aggregate principal amount all outstanding Series B Second Lien Notes represent as a percentage of the aggregate principal amount of all outstanding Second Lien Notes. (ii) No later than the third (3rd) Business Day following the date of receipt by the Issuer or any other Grantor of Net Cash Proceeds in respect of any Disposition permitted by Section 7.6(x) and Section 7.6(xvii), the Issuer shall prepay the Holders of Second Lien Notes an aggregate amount equal to [***] of such Net Cash Proceeds. For purposes of determining the amount of Net Cash Proceeds due to the Holders of Series A Second Lien Notes as opposed to the Series B Second Lien Notes pursuant to this Section 4.7(a)(ii), the Issuer shall, no later than the third (3rd) Business Day following the date of receipt by the Issuer or any other Grantor of Net Cash Proceeds in respect of any Disposition permitted by Section 7.6(x) and Section 7.6(xvii), convert the principal amount of all Series B Second Lien Notes from Canadian dollars to US dollars at the Canadian dollar to US dollar exchange rate provided by the Bank of Canada, and shall thereafter allocate to the Holders of the Series A Second Lien Notes and the Series B Second Lien Notes their respective pro rata share of the applicable Net Cash Proceeds based upon the aggregate principal amount all outstanding Series A Second Lien Notes or the aggregate principal amount all outstanding Series B Second Lien Notes represent as a percentage of the aggregate principal amount of all outstanding Second Lien Notes. Notwithstanding the foregoing, and provided that no Default or Event of Default shall have occurred and be continuing, the Issuer shall have the option, upon written notice to the Trustee prior to the expiration of the third (3rd) Business Day following the date of receipt by the Issuer or any other Grantor of Net Cash Proceeds in respect of any Disposition permitted by Section 7.6(x) and Section 7.6(xvii), to directly or through one or more Subsidiaries, to reinvest (or commit to reinvest) the [***] of the Net Cash Proceeds to be paid to the Holders of Second Lien Notes within one hundred eighty (180) days of receipt thereof in property or assets of the general type used or useful in the business of the Issuer and its Subsidiaries, provided further, that to the extent any such Net Cash Proceeds have not been so applied by the end of such one hundred eighty (180) day period, then, at such time, a prepayment shall be required in an amount equal to such Net Cash Proceeds that have not been so applied. All prepayments pursuant to this Section 4.7(a)(ii) shall be made at par plus accrued and unpaid interest as of the date of such repayment. (iii) If a Change of Control transaction occurs prior to Maturity of the Series B Second Lien Notes, the Issuer will be required to make an offer to each Holder of a Series B Second Lien Note to repurchase all or any part (equal to C$1,000 or an integral multiple of C$1,000) of that Holder’s Second Lien Note pursuant to the offer described below (the “Series B Change of Control Offer”). In connection with a Change of Control Offer, the following shall apply: (A) In the Series B Change of Control Offer, the Issuer will offer a payment (the “Series B Change of Control Payment”) in cash equal to 105% of the aggregate principal amount of Series B Second Lien Notes repurchased plus accrued and unpaid interest, if any (the “Series B Change of Control Payment Date”, which date will be no earlier than the date of such Change of Control).

42 (B) No later than 30 days following any Change of Control, the Issuer will mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control, offer to repurchase the Series B Second Lien Notes on the Series B Change of Control Payment Date specified in such notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is mailed and describe the procedures, as required by this Indenture, that Holders must follow in order to tender Series B Second Lien Notes (or portions thereof) for payment and withdraw an election to tender Series B Second Lien Notes (or portion thereof) for payment. Notwithstanding anything to the contrary herein, a Change of Control Offer by the Issuer, or by any third party making a Series B Change of Control Offer in lieu of the Issuer as described below, may be made in advance of a Change of Control, conditional upon such Change of Control if a definitive agreement is in place for the Change of Control at the time of making the Series B Change of Control Offer. (C) The Issuer will comply with the requirements of any Applicable Securities Legislation to the extent such requirements are applicable in connection with the repurchase of the Series B Second Lien Notes as a result of a Change of Control. To the extent that the provisions of any Applicable Securities Legislation conflict with the Change of Control provisions of this Indenture, or compliance with the Change of Control provisions of this Indenture would constitute a violation of any such laws or regulations, the Issuer will comply with the Applicable Securities Legislation and will not be deemed to have breached its obligations under the Change of Control provisions of this Indenture by virtue of such compliance. (D) On or before the Series B Change of Control Payment Date, the Issuer will, to the extent lawful: (1) accept for payment all Series B Second Lien Notes or portions of Series B Second Lien Notes properly tendered pursuant to the Series B Change of Control Offer; (2) on the Business Day prior to the Series B Change of Control Payment Date, deposit with the Paying Agent an amount equal to the Series B Change of Control Payment in respect of all Series B Second Lien Notes or portions of Series B Second Lien Notes properly tendered; and (3) deliver or cause to be delivered to the Trustee the Series B Second Lien Notes so accepted together with an Officers’ Certificate stating the aggregate principal amount of Series B Second Lien Notes or portions of Series B Second Lien Notes being purchased by the Issuer. (E) On the Series B Change of Control Payment Date, the Paying Agent will promptly wire transfer to each Holder of a Series B Second Lien Note properly tendered the Series B Change of Control Payment for such Series B Second Lien Note, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Series B Second Lien Note equal in principal amount to any unpurchased portion of the Series B Second Lien Note surrendered, if any; provided that each such new Series B Second Lien Note will be in a principal amount of C$1,000 or an integral multiple of C$1,000 in excess thereof.

43 (F) The Issuer will advise the Trustee and the Holders of the Series B Second Lien Notes of the results of the Change of Control Offer on or as soon as practicable after the Series B Change of Control Payment Date. (G) If the Series B Change of Control Payment Date is on or after a Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest will be paid to the Person in whose name a Series B Second Lien Note is registered at the close of business on such Record Date, and no other interest will be payable to Holders who tender pursuant to the Series B Change of Control Offer. (H) If Holders representing sixty-five percent (65%) or more in aggregate principal amount of the outstanding Series B Second Lien Notes validly tender and do not withdraw such Series B Second Lien Notes in a Series B Change of Control Offer and the Issuer, or any third party making a Series B Change of Control Offer in lieu of the Issuer as described below, purchases all of the Series B Second Lien Notes validly tendered and not withdrawn by such Holders, the Issuer or such third party, as the case may be, will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Series B Change of Control Offer described above, to redeem or purchase, as applicable, all Series B Second Lien Notes that remain outstanding following such purchase at a redemption price or purchase price, as the case may be, in cash equal to the applicable Series B Change of Control Payment plus, to the extent not included in the Series B Change of Control Payment, accrued and unpaid interest, if any, to the Redemption Date. (I) Except as described in this Section 4.7(a)(iii), the Holders of Series B Second Lien Notes shall not be permitted to require that the Issuer repurchase or redeem any Series B Second Lien Notes in the event of a takeover, recapitalization, privatization or similar transaction. (J) Notwithstanding anything to the contrary in this Section 4.7(a)(iii), the Issuer will not be required to make a Series B Change of Control Offer upon a Change of Control if: (1) a third party makes the Series B Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Series B Change of Control Offer made by the Issuer and purchases all Series B Second Lien Notes properly tendered and not withdrawn under the Series B Change of Control Offer; or (2) a Redemption Notice has been given pursuant to Section 4.7, unless and until there is a Default in payment of the applicable Redemption Price. (b) If the Issuer determines in good faith that any offer to repurchase the Series B Second Lien Notes, including any offer made in accordance with Section 4.7(a) of the Indenture, (i) in the case of any such offer to repurchase attributable to the Issuer or any Subsidiary would violate or conflict with any Applicable Law (e.g., financial assistance, corporate benefit, thin capitalization, capital maintenance and similar legal principles, restrictions on upstreaming of cash intra group and the fiduciary and statutory duties of the directors of the relevant Subsidiaries), (ii) would require the Issuer or any Subsidiary to incur a material and adverse tax liability (including any withholding tax) if such amount were repatriated to the Issuer as a dividend, or (iii) in the case

44 of any such offer to repurchase attributable to any joint venture, would violate any organizational document of such joint venture (or any relevant shareholders’ or similar agreement), in each case, if the amount subject to the relevant offer to repurchase were upstreamed or transferred to the Issuer as a distribution or dividend (any amount limited as set forth in clauses (i) through (iii) of this paragraph, a “Restricted Amount”), the amount of the relevant offer to repurchase shall be reduced by the Restricted Amount; provided, that (A) in the case of any Restricted Amount arising under the circumstances described in clause (i) or (ii) above, the Issuer shall use commercially reasonable efforts to take all actions required by Applicable Law to permit the repatriation of the relevant amounts to the Issuer and (B) if the circumstance giving rise to any Restricted Amount ceases to exist within 365 days following the end of the event giving rise to the relevant offer to repurchase, the relevant Subsidiary shall promptly repatriate or distribute the amount that no longer constitutes a Restricted Amount to the Issuer for application to such an offer to repurchase the Notes as required promptly following the date on which the relevant circumstance ceases to exist; it being understood and agreed that following the expiration of the 365-day period referenced above, the relevant Subsidiary may retain any Restricted Amount, and no such offer to repurchase shall be required in respect thereof. (c) All optional redemptions, prepayments and payments and all other payments resulting from required offers to repurchase or redeem with regard to the Series B Second Lien Notes, including any offer made in accordance with Section 4.7(a) of the Indenture, shall be paid on a pro-rata basis in respect of each Holder of a Series B Second Lien Note based on the aggregate principal amount of the Series B Second Lien Notes plus accrued and unpaid interest thereon held by such Person as at the record date, divided by the aggregate principal amount of all Series B Second Lien Notes, plus accrued but unpaid interest thereon as at the record date. (d) Each Holder of a Series B Second Lien Note shall have the right in its sole discretion to waive its rights to have the Issuer redeem or repurchase all or any portion of its Series B Second Lien Notes, except if such redemption or repurchase is part of a full or partial refinancing of the Series B Second Lien Notes. (e) Unless otherwise specifically provided in this Section 3.7, the terms of Article 6 shall apply to the redemption of any Series B Second Lien Notes and in the event of any inconsistency, the terms of this Section 3.7 shall prevail. (f) For the avoidance of doubt, the redemption provisions set forth in Section 4.7(a) shall be subject and subordinate to all First Lien Obligations and subject to the terms, conditions and provisions of the Intercreditor Agreement. In no event shall the Issuer be required to redeem any of the Series B Second Lien Notes if, and for so long as, such redemption would violate the terms of the Intercreditor Agreement or of any First Lien Obligation, and such failure to redeem by the Issuer shall not be a Default or Event of Default by the Issuer under this Indenture. 4.8 Grant of Security Interest The Obligations of the Issuer under the Series B Second Lien Notes and the related Offering Documents shall be secured by liens on all of the Collateral of the Issuer and certain Subsidiaries subordinate to the liens securing the First Lien Obligations and otherwise having such ranking and priority as is set forth in the Guaranty and Collateral Security Agreement. 4.9 Payment Seniority

45 The Indebtedness evidenced by the Series B Second Lien Notes shall be: (a) subordinated in right of payment to any existing or future First Lien Obligations; (b) pari passu in right of payment to any existing or future Second Lien Obligations; (c) senior to all other Indebtedness of the Company, including all unsecured Indebtedness of the Issuer; and (d) subject to the terms, conditions and provisions of the Intercreditor Agreement. 4.10 Form and Denomination of the Second Lien Notes (a) The Series B Second Lien Notes will be issued in minimum denominations of C$1,000 and in integral multiples of C$1,000 in excess thereof. (b) Subject to Section 5.2(b), the Series B Second Lien Notes will be issuable as Global Notes, substantially in the form set out in Appendix A hereto with such changes as may be reasonably required by the Depository and any other changes as may be approved or permitted by the Issuer, in each case which changes are not prejudicial to the Holders or Beneficial Holders of Series B Second Lien Notes, and with such approval in each case to be conclusively deemed to have been given by the officers of the Issuer executing the same in accordance with Article 2. 4.11 Currency of Payment The principal of, and interest and premium (if any) on, the Series B Second Lien Notes will be payable in Canadian dollars. 4.12 Appointment (a) The Trustee will be the trustee for the Series B Second Lien Notes, subject to Article 12. (b) The Issuer initially appoints CDS to act as Depository with respect to the Series B Second Lien Notes (other than with respect to Definitive Notes issued to Original U.S. Holders that are U.S. Accredited Investors). (c) The Issuer initially appoints the Trustee at its corporate office in Vancouver, British Columbia to act as the Registrar, transfer agent, authentication agent and Paying Agent with respect to the Series B Second Lien Notes. The Issuer may change the Registrar, transfer agent, authentication agent or Paying Agent for the Series B Second Lien Notes at any time and from time to time without prior notice to the Holders of the Series B Second Lien Notes. 4.13 Inconsistency In the case of any conflict or inconsistency between this Article 3 and any other provision of this Indenture, Article 3 shall, as to the Series B Second Lien Notes, govern and prevail. 4.14 Voting The Holders of the Series B Second Lien Notes shall vote with the Holders of the Series A Second Lien Notes as a single class on all matters requiring a vote, consent or other action by the Holders of Second Lien Notes hereunder. Unless otherwise specified herein, the affirmative consent of the

46 Notes Majority shall be required on all matters requiring a vote, consent or other action by the Holders of Second Lien Notes hereunder. 4.15 Reference to Principal, Premium, Interest, etc. Whenever this Indenture refers to, in any context, the payment of principal, premium, if any, interest or any other amount payable under or with respect to any Series B Second Lien Note, such reference shall include any indemnification payments as described hereunder with respect to the Series B Second Lien Notes, if applicable. ARTICLE 5 REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP 5.1 Register of Certificated Notes (a) Subject to the terms of any Supplemental Indenture, with respect to each series of Notes issuable in whole or in part as registered Notes, the Issuer shall cause to be kept by and at the principal office of the Trustee in Vancouver, British Columbia or by such other Registrar as the Issuer, with the approval of the Trustee, may appoint at such other place or places, if any, as may be specified in the Notes of such series or as the Issuer may designate with the approval of the Trustee, a register in which shall be entered the names and addresses of the Holders and particulars of the Notes held by them respectively and of all transfers of Notes. Such registration shall be noted on the relevant Notes by the Trustee or other Registrar unless a new Note shall be issued upon such transfer. (b) No transfer of a registered Note shall be valid unless made on such register referred to in Section 5.1 by the Holder or such Holder’s executors, administrators or other legal representatives or an attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Trustee or other Registrar upon surrender of the Notes together with a duly executed form of transfer acceptable to the Trustee or other Registrar and upon compliance with such other reasonable requirements as the Trustee or other Registrar may prescribe, and unless the name of the transferee shall have been noted on the Note by the Trustee or other Registrar. 5.2 Global Notes (a) With respect to Notes issuable as or represented by, in whole or in part, one or more Global Notes, the Issuer shall cause to be kept by and at the principal office of the Trustee in Vancouver, British Columbia or by such other Registrar as the Issuer, with the approval of the Trustee, may appoint at such other place or places, if any, as the Issuer may designate with the approval of the Trustee, a register in which shall be entered the name and address of the Holder of each such Global Note (being the Depository, or its nominee, for such Global Note) and particulars of the Global Note held by it, and of all transfers thereof. If any Notes are at any time not Global Notes, the provisions of Section 0 shall govern with respect to registrations and transfers of such Notes. (b) Notwithstanding any other provision of this Indenture, a Global Note may not be transferred by the Holder thereof and, accordingly, subject to Section 5.6, no Definitive Notes of any series shall be issued to Beneficial Holders except in the following circumstances or as otherwise specified in any Supplemental Indenture, a resolution of the Trustee, a Board Resolution

47 or an Officers’ Certificate: (i) Definitive Notes may be issued to Beneficial Holders at any time after: (A) the Issuer has determined that CDS (1) is unwilling or unable to continue as Depository for Global Notes, or (2) ceases to be eligible to be a Depository, and, in each case the Issuer is unable to locate a qualified successor to its reasonable satisfaction; (B) the Issuer has determined, in its sole discretion, or is required by law, to terminate the book-entry only registration system in respect of such Global Notes and has communicated such determination or requirement to the Trustee in writing, or the book-entry system ceases to exist; (C) the Note is to be authenticated to or for the account or benefit of a U.S. Holder, in which case, the Definitive Note shall contain the U.S. Legend set forth in Section 2.3(h), if applicable; or (D) the Trustee has determined that an Event of Default has occurred and is continuing with respect to Notes issued as Global Notes, provided that Beneficial Holders representing, in the aggregate, more than 50% of the aggregate outstanding principal amount of the Notes of the affected series advise the Depository in writing, through the Participants, that the continuation of the book-entry only registration system for the Notes of such series is no longer in their best interests; and (ii) Global Notes may be transferred (A) if such transfer is required by Applicable Law, as determined by the Issuer and Counsel, or (B) by a Depository to a nominee of such Depository, or by a nominee of a Depository to such Depository, or to another nominee of such Depository, or by a Depository or its nominee to a successor Depository or its nominee. (c) Upon the termination of the book-entry only registration system on the occurrence of one of the conditions specified in Section 5.2(b)(i) or upon the transfer of a Global Note to a Person other than a Depository or a nominee thereof in accordance with Section 5.2(b)(i)(A), the Trustee shall notify all Beneficial Holders, through the Depository, of the availability of Definitive Notes for such series. Upon surrender by the Depository of the Global Notes in respect of any series and receipt of new registration instructions from the Depository, the Trustee shall deliver the Definitive Notes of such series to the Beneficial Holders thereof in accordance with the new registration instructions and thereafter, the registration and transfer of such Notes will be governed by Section 0 and the remaining provisions of this Article 4. (d) It is expressly acknowledged that a transfer of beneficial ownership in a Note of any series issuable in the form of or represented by a Global Note will be effected only (a) with respect to the interests of participants in the Depository (“Participants”), through records maintained by the Depository or its nominee for the Global Note, and (b) with respect to interests of Persons other than Participants, through records maintained by Participants. Beneficial Holders who are not Participants but who desire to purchase, sell or otherwise transfer ownership of or other interest in Notes represented by a Global Note may do so only through a Participant. 5.3 Transferee Entitled to Registration

48 The transferee of a Note shall be entitled, after the appropriate form of transfer is deposited with the Trustee or other Registrar and upon compliance with all other conditions for such transfer required by this Indenture or by law, to be entered on the register as the owner of such Note free from all equities or rights of set-off or counterclaim between the Issuer and the transferor or any previous Holder of such Note, save in respect of equities of which the Issuer is required to take notice by law (including any statute or order of a court of competent jurisdiction). 5.4 No Notice of Trusts None of the Issuer, the Trustee and any Registrar or Paying Agent will be bound to take notice of or see to the performance or observance of any duty owed to a third Person, whether under a trust, express, implied, resulting or constructive, in respect of any Note by the Holder or any Person whom the Issuer or the Trustee treats, as permitted or required by law, as the owner or the Holder of such Note, and may transfer the same on the direction of the Person so treated as the owner or Holder of the Note, whether named as trustee or otherwise, as though that Person were the Beneficial Holder thereof. 5.5 Registers Open for Inspection The registers referred to in Sections 0 and 5.2 shall, subject to Applicable Law, at all reasonable times be open for inspection by the Issuer, the Trustee or any Holder. Every Registrar, including the Trustee, shall from time to time when requested so to do by the Issuer or by the Trustee, in writing, furnish the Issuer or the Trustee, as the case may be, with a list of names and addresses of Holders entered on the registers kept by them and showing the principal amount and serial numbers of the Notes held by each such Holder, provided the Trustee shall be entitled to charge a reasonable fee to provide such a list. 5.6 Transfers and Exchanges of Notes (a) Transfer and Exchange of Global Notes. A Global Note may be transferred in whole and not in part only pursuant to Section 5.2(b)(ii). A beneficial interest in a Global Note may not be exchanged for a Definitive Note other than pursuant to Section 5.2(b)(i). A Global Note may not be exchanged for another Note other than as provided in this Section 5.6(a), however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 5.6(b) or 5.6(c), as applicable. (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with the provisions of this Indenture, Applicable Laws and the Applicable Procedures. In connection with a transfer and exchange of beneficial interest in Global Notes, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) a written order from a Participant or a Beneficial Holder, in each case, given to the Depository in accordance with the Applicable Procedures directing the Depository to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged, and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase, or (B) (1) a written order from a Participant or a Beneficial Holder, in each case, given to the Depository in accordance with the Applicable Procedures directing the Depository to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred, and (2) instructions given by the

49 Depository to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer referred to in (B)(1) above. Upon satisfaction of all of the requirements for transfer of beneficial interests in Global Notes contained in this Indenture and the Notes, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 5.6(e). (c) Transfer or Exchange of Beneficial Interests in the Global Notes for Definitive Notes. A holder of a beneficial interest in a Global Note may exchange such beneficial interest for a Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note only upon the occurrence of any of the preceding events in Section 5.6(b) and satisfaction of the conditions set forth in Section 5.6(b). Upon the occurrence of any such preceding event and receipt by the Registrar of all documentation required by the Issuer or Registrar, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 5.6(e), and the Issuer shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 5.6(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depository and the Participant or Beneficial Holder. The Trustee shall deliver such Definitive Notes to the Persons in whose names such Notes are so registered. The Holder thereof will execute all documents and related items necessary or required by the Issuer to effectuate the same. (d) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 5.6(d) and Applicable Securities Legislation, the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. (e) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or cancelled in whole and not in part, each such Global Note shall be returned to or retained and cancelled by the Trustee in accordance with Section 5.9 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such increase. (f) U.S. Restrictions on Transfer and Exchange. If a Definitive Note tendered for transfer bears the U.S. Legend set forth in Section 2.3(h), the Trustee shall not register such transfer unless the transferor has provided the Trustee with the Definitive Note and: (A) the transfer is

50 made to the Issuer; (B) the transfer is made outside of the United States in a transaction meeting the requirements of Rule 904 of Regulation S, and is in compliance with applicable local laws and regulations, and the transferor delivers to the Trustee and the Issuer a declaration substantially in the form set forth in Appendix C to this Indenture, or in such other form as the Issuer may from time to time prescribe, together with such other evidence of the availability of an exemption or exclusion from registration under the U.S. Securities Act (which may, without limitation, include an opinion of counsel, of recognized standing reasonably satisfactory to the Issuer) as the Issuer may reasonably require; (C) the transfer is made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by (i) Rule 144A thereunder, if available, or (ii) Rule 144 thereunder, if available, and in each case in accordance with any applicable state securities or “blue sky” laws; (D) the transfer is in compliance with another exemption from registration under the U.S. Securities Act and applicable state securities laws; or (E) the transfer is made pursuant to an effective registration statement under the U.S. Securities Act and any applicable state securities laws; provided that, it has prior to any transfer pursuant to Sections 5.6(f)(C)(ii) or 5.6(f)(D) furnished to the Trustee and the Issuer an opinion of counsel, of recognized standing, or other evidence in form and substance reasonably satisfactory to the Issuer to such effect. In relation to a transfer under (C)(ii) or (D) above, unless the Issuer and the Trustee receive an opinion of counsel, of recognized standing, or other evidence reasonably satisfactory to the Issuer in form and substance, to the effect that the U.S. Legend set forth in subsection 2.3(h) is no longer required on the Definitive Note representing the transferred Notes, the Definitive Note received by the transferee will continue to bear the U.S. Legend set forth in Section 2.3(h). Notes exchanged for Definitive Notes that bear the U.S. Legend set forth in Section 2.3(h) shall bear the same U.S. Legend. (g) General Provisions Relating to Transfers and Exchanges. (i) To permit registrations of transfers and exchanges, the Issuer shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Issuer’s Authentication Order in accordance with Section 2.4 or at the Registrar’s request. (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.9). (iii) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange. (iv) Neither the Issuer nor the Trustee nor any Registrar shall be required to: (A) issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the mailing of a Redemption Notice under Section 6.1 hereof and ending at the close of business on the day of selection, or (B) register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part

51 or unless upon due presentation thereof for redemption such Notes are not redeemed, or (C) register the transfer of or exchange a Note between a Record Date and the next succeeding Interest Payment Date., or (D) to register the transfer of or to exchange a Note tendered and not withdrawn in connection with a Series A Change of Control Offer, a Series B Change of Control Offer or an Asset Sale offer. (v) Subject to any restriction provided in this Indenture, the Issuer with the approval of the Trustee may at any time close any register for the Notes of any series (other than those kept at the principal office of the Trustee in Vancouver, British Columbia) and transfer the registration of any Notes registered thereon to another register (which may be an existing register) and thereafter such Notes shall be deemed to be registered on such other register. Notice of such transfer shall be given to the Holders of such Notes. (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Registrar or Paying Agent and the Issuer may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and interest on such Notes and for all other purposes, and none of the Trustee, any Registrar or Paying Agent or the Issuer shall be affected by notice to the contrary. (vii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.4. (viii) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more replacement Notes of any authorized denomination or denominations of a like aggregate principal amount. (ix) At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination or denominations of a like aggregate principal amount upon surrender of the Notes to be exchanged at such office or agency. Whenever any Global Notes or Definitive Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the replacement Global Notes and Definitive Notes which the Holder making the exchange is entitled to in accordance with the provisions of Section 2.4 hereof. (x) All certifications, certificates and Opinions of Counsel required to be submitted pursuant to this Section 5.6 to effect a registration of transfer or exchange may be submitted by facsimile. 5.7 Charges for Registration, Transfer and Exchange For each Note exchanged, registered, transferred or discharged from registration, the Trustee or other Registrar, except as otherwise herein provided, may make a reasonable charge for its services and in addition may charge a reasonable sum for each new Note issued (such amounts to be agreed upon from time to time by the Trustee and the Issuer), and payment of such charges and reimbursement of the Trustee or other Registrar for any stamp taxes or governmental or other

52 charges required to be paid shall be made by the party requesting such exchange, registration, transfer or discharge from registration as a condition precedent thereto. Notwithstanding the foregoing provisions, no charge shall be made to a Holder hereunder: (a) for any exchange, registration, transfer or discharge from registration of a Note of any series applied for within a period of two months from the date of the first delivery thereof; (b) for any exchange of any interim or temporary Note of any series or interim certificate that has been issued under Section 2.9 for a Definitive Note of any series; (c) for any exchange of a Global Note of any series as contemplated in Section 5.2; or (d) for any exchange of a Note of any series resulting from a partial redemption under Section 6.3. 5.8 Ownership of Notes (a) The Holder for the time being of any Note shall be entitled to the principal, premium, if any, and/or interest evidenced by such Note, free from all equities or rights of set-off or counterclaim between the Issuer and the original or any intermediate Holder thereof (except in respect of equities of which the Issuer is required to take notice by law) and all Persons may act accordingly and the receipt of any such Holder for any such principal, premium, if any, or interest shall be a valid discharge to the Trustee, any Registrar and to the Issuer for the same and none shall be bound to inquire into the title of any such Holder. (b) Where Notes are registered in more than one name, the principal, premium, if any, and interest from time to time payable in respect thereof may be paid to the order of all or any of such Holders, failing written instructions from them to the contrary, and the receipt of any one of such Holders therefor shall be a valid discharge, to the Trustee, any Registrar and to the Issuer. (c) In the case of the death of one or more joint Holders, the principal, premium, if any, and interest from time to time payable thereon may be paid to the order of the survivor or survivors of such Holders and to the estate of the deceased and the receipt by such survivor or survivors and the estate of the deceased thereof shall be a valid discharge by the Trustee, any Registrar and the Issuer. (d) Unless otherwise required by law, the Person in whose name any Note is registered shall for all purposes of this Indenture (except for references in this Indenture to a “Beneficial Holder”) be and be deemed to be the owner thereof and payment of or on account of the principal of, premium, if any, and interest on such Note shall be made only to or upon the order in writing of such Holder. (e) Notwithstanding any other provision of this Indenture, all payments in respect of Notes issuable in the form of or represented by a Global Note shall be made to the Depository or its nominee for subsequent payment by the Depository or its nominee to the Beneficial Holders. 5.9 Cancellation and Destruction All matured Notes of any series shall forthwith after payment of all Obligations thereunder be

53 delivered to the Trustee or to a Person appointed by it or by the Issuer with the approval of the Trustee and cancelled by the Trustee. All Notes of any series which are cancelled or required to be cancelled under this or any other provision of this Indenture shall be destroyed by the Trustee and, if required by the Issuer, the Trustee shall furnish to it a destruction certificate setting out the designating numbers of the Notes so destroyed. ARTICLE 6 REDEMPTION AND PURCHASE OF NOTES 6.1 Redemption of Notes Subject to the provisions of the Supplemental Indenture relating to the issue of a particular series of Notes or, in the case of the Series A Second Lien Notes, Article 3 or the Series B Second Lien Notes, Article 4, Notes of any series may be redeemed before the Stated Maturity thereof, in whole at any time or in part from time to time, at the option of the Issuer and in accordance with and subject to the provisions set out in this Indenture and any applicable Supplemental Indenture, including those relating to the payment of any required redemption price (“Redemption Price”). 6.2 Places of Payment The Redemption Price will be payable upon presentation and surrender of the Notes called for redemption at any of the places where the principal of such Notes is expressed to be payable and at any other places specified in the Redemption Notice. 6.3 Partial Redemption (a) If less than all of the Notes of any series are to be redeemed at any time, the Trustee will select Notes of such series for redemption as follows: (i) if the Notes are listed on any national securities exchange, including the Canadian Securities Exchange, in compliance with the requirements of the principal national securities exchange; or (ii) if the Notes are not so listed, on a pro rata basis, by lot or by such method as the Trustee will deem fair and appropriate; or (iii) if the Notes are included in global form, based on a method required by CDS or a method that most nearly approximates a pro rata selection, as the Trustee deems appropriate. Subject to the foregoing and the Supplemental Indenture relating to any series of Notes (or, in the case of the Series A Second Lien Notes, Article 3 or the Series B Second Lien Notes, Article 4), Notes or portions of Notes the Trustee selects for redemption shall be in minimum amounts of (i) U.S.$1,000 or integral multiples of U.S.$1,000 for Notes denominated in US dollars and (ii) C$1,000 or integral multiples of C$1,000 for Notes denominated in Canadian dollars, as the case may be. (b) If Notes of any series are to be redeemed in part only, the Redemption Notice that relates to such Notes will state the portion of the principal amount of such Notes that is to be

54 redeemed. In the event that one or more of such Notes becomes subject to redemption in part only, upon surrender of any such Notes for payment of the Redemption Price, together with interest accrued to but excluding the applicable Redemption Date, the Issuer shall execute and the Trustee shall authenticate and deliver without charge to the Holder thereof or upon the Holder’s order one or more new Notes of such series for the unredeemed part of the principal amount of the Notes so surrendered or, with respect to Global Notes, the Trustee shall make notations on the Global Notes of the principal amount thereof so redeemed. Unless the context otherwise requires, the terms “Note” or “Notes” as used in this Article 6 shall be deemed to mean or include any part of the principal amount of any Note which in accordance with the foregoing provisions has become subject to redemption. 6.4 Notice of Redemption Unless otherwise provided in a Supplemental Indenture or, in the case of the Series Second Lien Notes, Article 3 or the Series B Second Lien Notes, Article 4, a notice of redemption (the “Redemption Notice”) of any series of Notes shall be given to the Holders of the Notes so to be redeemed not less than 3 days prior to the date fixed for redemption (the “Redemption Date”) in the manner provided in Section 15.2. Every such Redemption Notice shall specify the aggregate principal amount of Notes called for redemption, the Redemption Date, the Redemption Price and the places of payment and shall state that interest upon the principal amount of Notes called for redemption shall cease to be payable from and after the Redemption Date. Redemption Notices may, at the Issuer’s discretion, be subject to one or more conditions precedent, as described under Section 6.5. In addition, unless all the outstanding Notes of a series are to be redeemed, the Redemption Notice shall specify: (a) the distinguishing letters and numbers of the Notes which are to be redeemed (as are registered in the name of such Holder); (b) if such Notes are selected by terminal digit or other similar system, such particulars as may be sufficient to identify the Notes so selected; (c) in the case of Global Notes, that the redemption will take place in such manner as may be agreed upon by the Depository, the Trustee and the Issuer; and (d) in all cases, the principal amounts of such Notes or, if any such Note is to be redeemed in part only, the principal amount of such part. Notwithstanding Section 15.2, in the event that all Notes of a series to be redeemed are Global Notes, publication of the Redemption Notice shall not be required. If Notes of any series are to be redeemed in part only, the Redemption Notice that relates to such Notes will state the portion of the principal amount of such Notes that is to be redeemed. In the event that one or more of such Notes becomes subject to redemption in part only, upon surrender of any such Notes for payment of the Redemption Price, together with interest accrued to but excluding the applicable Redemption Date, the Issuer shall execute and the Trustee shall authenticate and deliver without charge to the Holder thereof or upon the Holder’s order one or more new Notes of such series for the unredeemed part of the principal amount of the Notes so surrendered or, with respect to Global Notes, the Trustee shall make notations on the Global Notes of the principal amount thereof so redeemed. Unless the context otherwise requires, the terms

55 “Note” or “Notes” as used in this Article 6 shall be deemed to mean or include any part of the principal amount of any Note which in accordance with the foregoing provisions has become subject to redemption. 6.5 Qualified Redemption Notice In connection with any optional redemption of Notes, any such redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent. In addition, if such redemption notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Issuer’s sole discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied (or waived by the Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date, or by the redemption date so delayed, and that such redemption provisions may be adjusted to comply with any depositary requirements. 6.6 Notes Due on Redemption Dates Upon a Redemption Notice having been given as provided in Section 6.4, all the Notes so called for redemption or the principal amount to be redeemed of the Notes called for redemption, as the case may be, shall thereupon be and become due and payable at the Redemption Price, together with accrued interest to but excluding the Redemption Date, on the Redemption Date specified in such notice, in the same manner and with the same effect as if it were the Stated Maturity specified in such Notes, anything therein or herein to the contrary notwithstanding. If any Redemption Date is on or after a Record Date and on or before the related Interest Payment Date, the accrued and unpaid interest, if any, will be paid to the Person in whose name the Note is registered at the close of business on such Record Date, and no additional interest will be payable to Holders whose Notes shall be subject to redemption by the Issuer. From and after such Redemption Date, if the monies necessary to redeem such Notes shall have been deposited as provided in Section 6.7 and affidavits or other proof satisfactory to the Trustee as to the publication and/or mailing of such Redemption Notices shall have been lodged with it, interest upon the Notes shall cease to accrue. If any question shall arise as to whether any notice has been given as above provided and such deposit made, such question shall be decided by the Trustee whose decision shall be final and binding upon all parties in interest. 6.7 Deposit of Redemption Monies (a) Except as may otherwise be provided in any Supplemental Indenture or, in the case of the Series A Second Lien Notes, Article 3 or the Series B Second Lien Notes, Article 4, upon Notes being called for redemption, the Issuer shall deposit with the Trustee, for onward payment to the Depository, on or before 11:00 a.m. (Toronto time) on the Business Day prior to the Redemption Date specified in the Redemption Notice, such sums of money as may be sufficient to pay the Redemption Price of the Notes so called for redemption, plus accrued and unpaid interest thereon up to but excluding the Redemption Date, less any Taxes required by law to be deducted or withheld therefrom. The Issuer shall also deposit with the Trustee a sum of money sufficient to pay any charges or expenses which may be incurred by the Trustee in connection with such redemption. Every such deposit shall be irrevocable. From the sums so deposited, the Trustee shall pay or cause to be paid, to the Depository on behalf of the Holders of such Notes so called for redemption, upon surrender of such Notes, the principal, premium (if any) and interest (if any) to

56 which they are respectively entitled on redemption. (b) Payment of funds to the Trustee upon redemption of Notes shall be made by electronic transfer or certified cheque or pursuant to such other arrangements for the provision of funds as may be agreed between the Issuer and the Trustee in order to effect such payment hereunder. Notwithstanding the foregoing, (i) all payments in excess of U.S.$25,000,000 (or such other amount as determined from time to time by the Canadian Payments Association) shall be made by the use of the LVTS; and (ii) in the event that payment must be made to the Depository, the Issuer shall remit payment to the Trustee by LVTS. The Trustee shall have no obligation to disburse funds pursuant to this Section 6.7 unless it has received written confirmation satisfactory to it that the funds have been deposited with it in sufficient amount to pay in full all amounts due and payable on the applicable Redemption Date. The Trustee shall, if it accepts any funds received by it in the form of uncertified cheques, be entitled to delay the time for release of such funds until such uncertified cheques shall be determined to have cleared the financial institution upon which the same are drawn. 6.8 Failure to Surrender Notes Called for Redemption In case the Holder of any Note of any series so called for redemption shall fail on or before the Redemption Date so to surrender such Holder’s Note, or shall not within such time specified on the Redemption Notice accept payment of the redemption monies payable, or give such receipt therefor, if any, as the Trustee may require, such redemption monies may be set aside in trust, without interest, either in the deposit department of the Trustee or in a chartered bank, and such setting aside shall for all purposes be deemed a payment to the Holder of the sum so set aside and, to that extent, such Note shall thereafter not be considered as outstanding hereunder and the Holder thereof shall have no other right except to receive payment of the Redemption Price of such Note, plus any accrued but unpaid interest thereon to but excluding the Redemption Date, less any Taxes required by law to be deducted or withheld, out of the monies so paid and deposited, upon surrender and delivery up of such Holder’s relevant Note. In the event that any money required to be deposited hereunder with the Trustee or any Paying Agent on account of principal, premium, if any, or interest, if any, on Notes issued hereunder shall remain so deposited for a period of six years from the Redemption Date, then such monies, together with any accumulated interest thereon, shall at the end of such period be paid over or delivered over by the Trustee or such Paying Agent to the Issuer on its demand, and thereupon the Trustee shall not be responsible to Holders of such Notes for any amounts owing to them and subject to Applicable Law, thereafter the Holders of such Notes in respect of which such money was so repaid to the Issuer shall have no rights in respect thereof except to obtain payment of the money due from the Issuer, subject to any limitation period provided by the laws of British Columbia. 6.9 Cancellation of Notes Redeemed Subject to the provisions of Sections 6.4 and 6.10 as to Notes redeemed or purchased in part, all Notes redeemed and paid under this Article 6 shall forthwith be delivered to the Trustee and cancelled and no Notes shall be issued in substitution for those redeemed. 6.10 Purchase of Notes for Cancellation (a) Subject to the provisions of any Supplemental Indenture relating to a particular series of Notes or, in the case of the Series A Second Lien Notes, Article 3 or the Series B Second

57 Lien Notes, Article 4, the Issuer may, at any time and from time to time, purchase Notes of any series in the market (which shall include purchases from or through an investment dealer or a firm holding membership on a recognized stock exchange) or by tender or by contract, at any price; provided such acquisition does not otherwise violate the terms of this Indenture. All Notes so purchased may, at the option of the Issuer, be delivered to the Trustee and cancelled and no Notes shall be issued in substitution therefor. (b) If, upon an invitation for tenders, more Notes of the relevant series are tendered at the same lowest price than the Issuer is prepared to accept, the Notes to be purchased by the Issuer shall be selected by the Trustee on a pro rata basis or in such other manner as the Issuer directs in writing and as consented to by the exchange, if any, on which Notes of such series are then listed which the Trustee considers appropriate, from the Notes of such series tendered by each tendering Holder thereof who tendered at such lowest price. For this purpose the Trustee may make, and from time to time amend, regulations with respect to the manner in which Notes of any series may be so selected, and regulations so made shall be valid and binding upon all Holders thereof, notwithstanding the fact that as a result thereof one or more of such Notes become subject to purchase in part only. The Holder of a Note of any series of which a part only is purchased, upon surrender of such Note for payment, shall be entitled to receive, without expense to such Holder, one or more new Notes of such series for the unpurchased part so surrendered, and the Trustee shall authenticate and deliver such new Note or Notes upon receipt of the Note so surrendered or, with respect to a Global Note, the Depository shall make book-entry notations with respect to the principal amount thereof so purchased. ARTICLE 7 COVENANTS OF THE ISSUER As long as any Notes remain outstanding, the Issuer hereby covenants and agrees with the Trustee for the benefit of the Trustee and the Holders as follows (unless and for so long as the Issuer and/or one or more of its Subsidiaries are the only Holders (or Beneficial Holders) of the outstanding Notes, in which case the following provisions of this Article 7 shall not apply): 7.1 Payment of Principal and Interest The Issuer shall punctually, according to the terms hereof and subject to the terms, conditions and provisions of the Intercreditor Agreement, pay or cause to be paid all amounts due under this Indenture. 7.2 Provision of Reports and Financial Statements The Issuer will maintain, and will cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. The Issuer will deliver to each Holder upon written request: (a) as soon as available and in any event within sixty (60) days after the end of the first (1st), second (2nd) and third (3rd) fiscal quarters of the Issuer, the unaudited consolidated and consolidating balance sheet of the Issuer and each of its Subsidiaries as at the end of such fiscal quarter; and (b) as soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year, the consolidated balance sheet of the Issuer and its Subsidiaries, as at the end of such fiscal year, audited by certified public accountants selected by the Issuer.

58 Notwithstanding the foregoing, the Issuer shall be deemed to have complied with the requirements of this Section 7.2 in all respects in the event any of the foregoing financial statements are filed publicly by the Issuer on SEDAR or EDGAR within the time periods set forth in this Section 7.2. 7.3 Compliance with Laws and Contractual Obligations The Issuer will comply with, and cause each of its Subsidiaries to comply in all material respects with, (a)(i) the requirements of all Applicable Laws (including, without limitation, all laws, rules, regulations and orders relating to taxes, employer and employee contributions, securities, ERISA, environmental protection matters and employee health and safety) as now in effect and which may be imposed in the future in all jurisdictions in which such Person is now doing business or may hereafter be doing business, and (ii) the obligations, covenants and conditions contained in all of the material contracts to which such Person is a party, and (b) maintain or obtain and cause each of its Subsidiaries to maintain or obtain, all material licenses, qualifications and permits now held or hereafter required to be held by such Person. 7.4 Restricted Payments The Issuer will not, and will not cause or permit any of its Subsidiaries to, make any cash dividend or distributions in respect of the equity securities of the Issuer or any of its Subsidiaries, except that (i) a Subsidiary of the Issuer may declare and pay dividends on its outstanding equity interests to the Issuer or to another Subsidiary; (ii) a Subsidiary that is a Grantor on the Initial Issuance Date may declare and pay any cash dividends or distribution it is obligated to pay pursuant to any contractual obligation of such Subsidiary existing prior to the Initial Issue Date; (iii) the Issuer or a Subsidiary may declare and pay any cash dividends on any class of preferred equity securities it issues (including without limitation any preferred equity securities the Issuer may issue in accordance with the Roxbury Loan Documents); and (iv) a Subsidiary that is acquired pursuant to an Acquisition and subsequently becomes a Grantor after the Initial Issuance Date may declare and pay any cash dividends or distribution it is obligated to pay pursuant to any contractual obligation of such Subsidiary existing prior to the consummation of the applicable Acquisition. 7.5 Incurrence of Indebtedness The Issuer will not and will not permit any of its Subsidiaries directly or indirectly to create, incur, assume, or otherwise become or remain directly or indirectly liable with respect to any Indebtedness except Permitted Indebtedness; provided that, the Issuer may require the entering into, and the Trustee and the Collateral Agent shall each upon such requirement enter into, an Intercreditor Agreement in respect of such Permitted Indebtedness. 7.6 Sale of Assets The Issuer will not and will not permit any of its Subsidiaries to sell, assign, license, lease, convey, exchange, transfer or otherwise dispose of its property or assets (each, a “Disposition”) to other Person, except: (i) Dispositions of inventory and other property in the ordinary course of business; (ii) Dispositions of obsolete or worn-out property or assets;

59 (iii) Disposition of the Issuer’s and its Subsidiaries’ common or preferred equity securities, options, warrants and other derivative securities: (a) in public or private offering, (b) in connection with the acquisition of a business, the sale or disposition of a Subsidiary or a similar transaction; (c) as compensation to any employee, contractor or other Person; (d) as required or permitted by any contract to which the Issuer or any Subsidiary is a party prior to the Initial Issue Date (including without limitation any preferred Stock the Issuer may grant pursuant to the Roxbury Loan Documents), or (e) in order to qualify a Person for the board of directors or governing body of the Issuer or a Subsidiary as required pursuant to Applicable Law; (iv) Disposition of Excluded Property, including dispositions of real property; (v) Dispositions or property or assets in connection with the incurrence, refinancing or repayment of Permitted Indebtedness; (vi) Dispositions of property or assets required or permitted pursuant to the terms of any indenture, agreement, instrument or other document governing First Lien Obligations, including without limitation dispositions of property required or permitted pursuant to the Roxbury Loan Documents or any intercreditor or similar agreement between groups of holders of the Issuer’s or its Subsidiaries’ Indebtedness; (vii) Dispositions of assets in connection with any acquisition of a business (whether by acquisition of equity securities, all or substantially all of the assets, or otherwise), regardless of the structure of the transaction, and including without limitation any sales or other divestitures in connection with such acquisition; (viii) Dispositions pursuant to any contractual obligation of the Issuer or a Subsidiary existing on the Initial Issuance Date; (ix) Dispositions in connection with any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property; (x) Dispositions in connection with any involuntary loss, damage or destruction of property, with the Net Cash Proceeds subject to Section 3.7(a)(ii) and Section 4.7(a)(ii); (xi) The licensing, on a non-exclusive basis, of Intellectual Property in the ordinary course of business, or the lapse or abandonment of registered patents, trademarks, copyrights and other Intellectual Property of the Issuer or any Subsidiary; (xii) Dispositions of accounts receivable or any delinquent receivables arising in the ordinary course of business; (xiii) Dispositions between the Issuer and a Subsidiary, or between two Subsidiaries; (xiv) Terminations of leases, subleases, licenses, sub-licenses and agreements (including management agreement and other similar agreements) in the ordinary course of business;

60 (xv) The surrender or waiver of contractual rights or the settlement release or surrender of contract or tort claims in the ordinary course of business; (xvi) The trade-in-kind or exchange of any asset for any other asset or assets of equivalent value (as determined by the Issuer in good faith); (xvii) Any other Dispositions of property or assets, with all such property and assets disposed of pursuant to this Section 7.6(xvii) not to exceed a value of [***] in any fiscal year (as determined by the Issuer in good faith in its reasonable judgement), with the Net Cash Proceeds subject to Section 3.7(a)(ii) and Section 4.7(a)(ii); and (xviii) Dispositions required pursuant to Applicable Law (including without limitation pursuant to the written instruction of a Governmental Authority) or which the Issuer has determined in good faith and upon the opinion of counsel are or may be required pursuant to Applicable Law or to avoid a potential material adverse effect on the Issuer or any of its Subsidiaries. 7.7 Maintenance of Properties The Issuer will maintain and cause its Subsidiaries to maintain in good repair, working order and condition, all material properties used in its businesses and will make or cause to be made all appropriate repairs, renewals and replacements thereof. 7.8 Organizational Existence The Issuer will, and will cause each of its Subsidiaries (other than Excluded Subsidiaries) to: (a) at all times preserve and keep in full force and effect its organizational existence and all rights and franchises material to such Person’s business and leases, privileges, franchises, qualifications and rights that are necessary in the ordinary conduct of its business, and (b) maintain complete and accurate books and records in all material respects regarding such Person’s business, operations, meetings of directors and equity holders and all corporate, limited liability company or partnership matters and all corporate, limited liability company or partnership matters. 8.1 Events of Default ARTICLE 8 DEFAULT AND ENFORCEMENT Unless otherwise provided in a Supplemental Indenture relating to a particular series of Notes, an “Event of Default” means any one of the following events: (a) Default in the due and punctual payment of the principal of, or any other amount owing in respect of (including interest), a Note when and as the same shall become due and payable; provided that the Issuer shall be provided with a twenty (20) Business Day cure period for nonpayment of interest, fees or amounts other than principal on the Note, after there has been given to the Issuer by the Trustee a written notice specifying such Default and requiring it to be remedied; (b) Default in the performance or observance of any covenant or agreement of the

61 Issuer in this Indenture (other than a payment Default as specified in Section 8.1(a)), and the continuance of such Default for a period of thirty (30) days after there has been given to the Issuer by the Trustee a written notice specifying such Default and requiring it to be remedied, provided that, if the Issuer uses commercially reasonable efforts to cure such Default within such thirty (30) day period but cannot cure said Default during such thirty (30) day period, the Issuer shall have such time as is necessary to cure such default provided the Issuer maintains commercially reasonable efforts to cure such Default beyond the initial thirty (30) day cure period; (c) any representation or warranty made by the Issuer herein is materially incorrect in any respect on the date such representation or warranty was made; (d) an event of default by the Issuer under any contract or agreement to which the Issuer is a party and pursuant to which the Issuer has remaining outstanding Indebtedness above [***] (which, for the avoidance of doubt, shall exclude any agreement or contract creating intercompany Indebtedness); provided that any Issuer event of default under any such agreement that is related to the Issuer’s reasonable opinion that the counterparty to such agreement has materially breached its obligations thereunder shall not be considered an Event of Default hereunder; (e) the entry of a decree or order by a court having jurisdiction adjudging the Issuer as bankrupt or insolvent; or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the United States Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 calendar days; (f) the institution by the Issuer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the United States Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors; (g) the Issuer proposes in writing or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or any group or class thereof or files a petition for suspension of payments or other relief of debtors or a moratorium or statutory management is agreed or declared in respect of or affecting all or any material part of the Indebtedness of the Issuer; or (h) it becomes unlawful for the Issuer to perform or comply with any of its material obligations under this Indenture or the Notes. For the purposes of this Article 8, where the Event of Default refers to an Event of Default with respect to a particular series of Notes as described in this Section 8.1, then this Article 8 shall apply mutatis mutandis to the Notes of such series and references in this Article 8 to the “Notes” shall be deemed to be references to Notes of such particular series, as applicable. 8.2 Declaration of Event of Default; Exercise of Remedies

62 (a) In order to declare an Event of Default under the Notes, the Notes Majority must, or the Trustee at the request of such Notes Majority must, provide a properly executed written notice to the Issuer (a “Default Notice”), which shall specify: (i) that an Event of Default is being declared; (ii) the particular Event of Default hereunder being declared; and (iii) the actions of the Issuer underlying the Event of Default. If an Event of Default has been declared pursuant to a properly delivered Default Notice, then and in every such case the Notes Majority or the Trustee on behalf of the Notes Majority may by delivery of a writing: (a) declare the Notes to be due and payable immediately, and upon any such declaration, the Issuer shall pay to the holders of all Notes the outstanding balance of principal and accrued interest under each applicable holders’ Notes, and (b) direct the Trustee and the Collateral Agent to act on behalf of the holders of all Notes in exercising and enforcing all rights and remedies available to all of such holders of Notes pursuant to the terms of this Indenture and the Guaranty and Collateral Security Agreement. (b) No course of dealing between the Issuer and any Holder or the Trustee or any delay in exercising any rights hereunder shall operate as a waiver by any Holder or the Trustee. No failure or delay by a Holder or Trustee in exercising any right, power or privilege under this Indenture or a Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law. 8.3 Trustee May File Proofs of Claim (a) In case of any pending receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Issuer and its debts or any other obligor upon the Notes (including the Guarantors, if any), and their debts or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal (and premium, if any) or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and (ii) to collect and receive any moneys or other securities or property payable or deliverable upon the conversion or exchange of such securities or upon any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee hereunder.

63 (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding. 8.4 Trustee May Enforce Claims Without Possession of Notes All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment on behalf of the Holders shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the rateable benefit of the Holders of the Notes in respect of which such judgment has been recovered. 8.5 Application of Monies by Trustee (a) Except as herein otherwise expressly provided, any money collected by the Trustee of behalf of the Holders pursuant to this Article 8 shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid: (i) first, in payment or in reimbursement to the Trustee of its reasonable compensation, costs, charges, expenses, borrowings, advances or other monies furnished or provided by or at the instance of the Trustee in or about the execution of its trusts under, or otherwise in relation to, this Indenture, with interest thereon as herein provided; (ii) second, but subject as hereinafter in this Section 8.5 provided, in payment, rateably and proportionately to the Holders, of the principal of and premium (if any) and accrued and unpaid interest and interest on amounts in default on the Notes which shall then be outstanding in the priority of principal first and then premium and then accrued and unpaid interest and interest on amounts in default unless otherwise directed by a resolution of Holders constituting more than 50% of the outstanding principal amount of the Notes and in that case in such order or priority as between principal, premium (if any) and interest as may be directed by such resolution; and (iii) third, in payment of the surplus, if any, of such monies to the Issuer or its assigns and/or the Guarantors, as the case may be; provided, however, that no payment shall be made pursuant to Section 8.5(a)(ii) above in respect of the principal, premium or interest on any Notes held, directly or indirectly, by or for the benefit of the Issuer or any Subsidiary of the Issuer (other than any Notes pledged for value and in good faith to a Person other than the Issuer or any Subsidiary of the Issuer but only to the extent of such Person’s interest therein), except subject to the prior payment in full of the principal, premium (if any) and interest (if any) on all Notes which are not so held. (b) The Trustee shall not be bound to apply or make any partial or interim payment of any monies coming into its hands if the amount so received by it, after reserving therefrom such amount as the Trustee may think necessary to provide for the payments mentioned in

64 Section 8.5(a), is insufficient to make a distribution of at least 2% of the aggregate principal amount of the outstanding Notes of each applicable series, but it may retain the money so received by it and invest or deposit the same in trust as provided in Section 12.9 until the money or the investments representing the same, with the income derived therefrom, together with any other monies for the time being under its control shall be sufficient for the said purpose or until it shall consider it advisable to apply the same in the manner hereinbefore set forth. The foregoing shall, however, not apply to a final payment or distribution hereunder. 8.6 No Suits by Holders Except to enforce payment of the principal of, and premium (if any) or interest on any Note held or beneficially owned by the Holder (after giving effect to any applicable grace period specified therefor in Section 8.1), no Holder shall have any right to institute any action, suit or proceeding at law or in equity with respect to this Indenture or for the appointment of a liquidator, trustee or receiver or for a receiving order under any applicable bankruptcy laws or to have the Issuer or any Guarantor wound up or to file or prove a claim in any liquidation or bankruptcy proceeding or for any other remedy hereunder, unless: (a) There is a continuing Event of Default in accordance with the terms of this Indenture; (b) the Holders or Holders of at least a majority in aggregate principal amount of outstanding Notes make a written request to the Trustee to pursue the remedy; (c) the Holder or Holders offer the Trustee indemnity and funding satisfactory to the Trustee against any costs, liability or expense; (d) the Trustee does not comply with the request within sixty (60) days after receipt of the request and the offer of indemnity and funding; and (e) during such sixty (60) day period, the Holders of a majority in aggregate principal amount of the outstanding Notes do not give the Trustee a direction that is inconsistent with the request. it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and rateable benefit of all the Holders. 8.7 Unconditional Right of Holders to Receive Principal, Premium and Interest Notwithstanding any other provision in this Indenture, a Holder shall have the right, which is absolute and unconditional, to receive payment, as provided herein of the principal of (and premium, if any) and interest on the Notes held by such Holder on the applicable Maturity date and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. 8.8 Restoration of Rights and Remedies

65 If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Guarantors (if any), the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted. 8.9 Control by Holders Subject to Section 12.3, the Notes Majority shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that: (a) such direction shall not be in conflict with any Applicable Law or with this Indenture; (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; (c) nothing herein shall require the Trustee to take any action under this Indenture or any direction from Holders which might in its reasonable judgment involve any expense or any financial or other liability unless the Trustee shall be furnished with indemnification acceptable to it, acting reasonably, including the advance of funds sufficient in the judgment of the Trustee to satisfy such liability, costs and expenses; and (d) the Trustee shall have the right to not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting. For certainty, no Holder shall have any right of action whatsoever against the Trustee as a result of the Trustee acting or refraining from acting under the terms of this Indenture in accordance with the instructions from the Holders. 8.10 Notice of Default and Event of Default If the Trustee provides the Issuer with written notice of a Default or an Event of Default or receives written notice of a Default or an Event of Default, the Trustee shall, within thirty (30) days after it issues or receives written notice of the occurrence of such Default or Event of Default, give notice of such Default or Event of Default to all the Holders in the manner provided in Section 15.2. In cases where the Trustee provides the Issuer with, or receives, written notice of a Default, the Trustee shall inquire as to whether the Notes Majority desires to waive an Event of Default should such Default not be cured in accordance with the terms of this Indenture or the applicable Notes. 8.11 Waiver of Stay or Extension Laws The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will

66 not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted. 8.12 Undertaking for Costs All parties to this Indenture agree, and each Holder of any Note by such Holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney’s fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant. 8.13 Judgment Against the Issuer The Issuer covenants and agrees with the Trustee that, in case of any judicial or other proceedings to enforce the rights of the Holders, judgment may be rendered against it in favour of the Holders or in favour of the Trustee, as trustee for the Holders, for any amount which may remain due in respect of the Notes of any series and premium (if any) and the interest thereon and any other monies owing hereunder. 8.14 Immunity of Officers and Others The Holders, the Beneficial Holders and the Trustee hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future officer, director, employee, consultant, contractor, incorporator, member, manager, partner or holder of Stock of the Issuer or of any Guarantor or affiliate or of any successor for the payment of the principal of or premium or interest on any of the Notes or on any covenant, agreement, representation or warranty by the Issuer or any Guarantor contained herein or in the Notes or Security Documents. Each Holder and Beneficial Holder, by accepting its interest in Notes, waives and releases all such claims against, and liability of, such Persons. The waiver and release provided for in this Section 8.14 are part of the consideration for issuance of the Notes. 8.15 Notice of Payment by Trustee Not less than 15 days’ notice shall be given in the manner provided in Section 15.2 by the Trustee to the Holders of Notes of any series of any payment to be made under this Article 8. Such notice shall state the time when and place where such payment is to be made and also the liability under this Indenture to which it is to be applied. After the day so fixed, unless payment shall have been duly demanded and have been refused, the Holders of Notes of the affected series will be entitled to interest only on the balance (if any) of the principal monies, premium (if any) and interest due (if any) to them, respectively, on the relevant Notes, after deduction of the respective amounts payable in respect thereof on the day so fixed. 8.16 Trustee May Demand Production of Notes The Trustee shall have the right to demand production of the Notes of any series in respect of which any payment of principal, interest or premium (if any) required by this Article 8 is made and may cause to be endorsed on the same a memorandum of the amount so paid and the date of

67 payment, but the Trustee may, in its discretion, dispense with such production and endorsement, upon such indemnity being given to it and to the Issuer as the Trustee shall deem sufficient. 8.17 Statement by Officers (a) The Issuer shall deliver to the Trustee, within 120 days after the end of each of its fiscal years, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of compliance by the Issuer and its Subsidiaries with all conditions and covenants in this Indenture. For purposes of this Section 8.17(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture. (b) Upon becoming aware of any Default or Event of Default, the Issuer shall promptly deliver to the Trustee by registered or certified mail or email or by facsimile transmission an Officers’ Certificate, specifying such event, notice or other action giving rise to such Default or Event of Default and the action that the Issuer or Subsidiary, as applicable, is taking or proposes to take with respect thereto. 9.1 Satisfaction and Discharge ARTICLE 9 DISCHARGE This Indenture will be discharged and will cease to be of further effect as to all Notes issued hereunder (except as to any surviving rights of registration of transfer or exchange of Notes expressly provided for herein), when: (a) all Notes that have been authenticated, except lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has been deposited in trust and thereafter repaid to the Issuer, have been delivered to the Trustee for cancellation; (b) no Default or Event of Default has occurred and is continuing on the date of the deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit); (c) such deposit will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Issuer or any Guarantor is a party or by which the Issuer or any Guarantor is bound; (d) the Issuer or any Guarantor has paid or caused to be paid all sums payable by the Issuer under this Indenture; and (e) the Issuer has delivered irrevocable written instructions to the Trustee under this Indenture to apply the deposited money toward the payment of the Notes at maturity or the Redemption Date, as the case may be. 9.2 Release of Liens The Guaranty and Collateral Security Agreement sets forth the terms of conditions of the release

68 of Collateral from the liens created thereby, including the release with the consent of the Notes Majority, release upon payment in full of the Second Lien Notes and release upon the disposition of Collateral by the Issuer or its Subsidiaries in accordance with the terms of the Guaranty and Collateral Security Agreement. ARTICLE 10 MEETINGS OF HOLDERS 10.1 Purpose, Effect and Convention of Meetings (a) Wherever in this Indenture a consent, waiver, notice, authorization or resolution of the Holders (or any of them) is required, a meeting may be convened in accordance with this Article 10 to consider and resolve whether such consent, waiver, notice authorization or resolution should be approved by such Holders. A consent, waiver, notice, authorization or resolution passed by the affirmative votes of the Notes Majority on a poll at a meeting of Holders duly convened for the purpose and held in accordance with the provisions of this Indenture shall constitute conclusively such consent, waiver, notice, authorization or resolution. (b) At any time and from time to time, the Trustee on behalf of the Issuer may and, on receipt of an Issuer Order or a written request of the Notes Majority and upon being indemnified and funded for the costs thereof to the reasonable satisfaction of the Trustee by the Issuer or the Holders signing such written request of the Notes Majority, will, convene a meeting of all Holders. (c) If the Trustee fails to convene a meeting after being duly requested as aforesaid (and indemnified and funded as aforesaid), the Issuer or such Notes Majority may themselves convene such meeting and the notice calling such meeting may be signed by such Person as the Issuer or the Notes Majority designate, as applicable. Every such meeting will be held in Vancouver, British Columbia or such other place as the Trustee may in any case determine or approve. 10.2 Notice of Meetings (a) Not more than 60 days’ nor less than at least 21 days’ notice of any meeting of the Holders of Notes of any series or of all series then outstanding, as the case may be, shall be given to the Holders of Notes of such series or of all series of Notes then outstanding, as applicable, in the manner provided in Section 15.2 and a copy of such notice shall be sent by post to the Trustee, unless the meeting has been called by it, and to the Issuer, unless such meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article 10. The accidental omission to give notice of a meeting to any Holder shall not invalidate any resolution passed at any such meeting. A Holder may waive notice of a meeting either before or after the meeting. (b) If the business to be transacted at any meeting, or any action to be taken or power exercised by instrument in writing under Section 10.12, especially affects the rights of Holders of Notes of one or more series in a manner or to an extent differing in any material way from that in or to which the rights of Holders of Notes of any other series are affected (determined as provided

69 in Sections 10.2(c) and 10.2(d)), then: (i) a reference to such fact, indicating each series of Notes in the opinion of the Trustee (or the Person calling the meeting) so especially affected (hereinafter referred to as the “especially affected series”) shall be made in the notice of such meeting, and in any such case the meeting shall be and be deemed to be and is herein referred to as a “Serial Meeting”; and (ii) the Holders of Notes of an especially affected series shall not be bound by any action taken at a Serial Meeting or by instrument in writing under Section 10.12 unless in addition to compliance with the other provisions of this Article 10: (A) at such Serial Meeting: (I) there are Holders present in person or by proxy and representing more than 50% of the principal amount of the Notes then outstanding of such series; and (II) the resolution is passed by such proportion of Holders of the principal amount of the Notes of such series then outstanding voted on the resolution as is required by Sections 13.1; or (B) in the case of action taken or power exercised by instrument in writing under Section 10.12, such instrument is signed in one or more counterparts by such proportion of Holders of the principal amount of the Notes of such series then outstanding as is required by Sections 13.1. (c) Subject to Section 10.2(d), the determination as to whether any business to be transacted at a meeting of Holders, or any action to be taken or power to be exercised by instrument in writing under Section 10.12, especially affects the rights of the Holders of one or more series in a manner or to an extent differing in any material way from that in or to which it affects the rights of Holders of any other series (and is therefore an especially affected series) shall be determined by an Opinion of Counsel, which shall be binding on all Holders, the Trustee and the Issuer for all purposes hereof. (d) A proposal: (i) to extend the Maturity of Notes of any particular series or to reduce the principal amount thereof, the rate of interest or premium thereon; (ii) to modify or terminate any covenant or agreement which by its terms is effective only so long as Notes of a particular series are outstanding; or (iii) to reduce with respect to Holders of any particular series any percentage stated in this Section 10.2 or Sections 10.4 and 10.12; shall be deemed to especially affect the rights of the Holders of such series in a manner differing in a material way from that in which it affects the rights of holders of Notes of any other series, whether or not a similar extension, reduction, modification or termination is proposed with respect to Notes of any or all other series. 10.3 Chair Some individual, who need not be a Holder, nominated in writing by the Trustee shall be chair of

70 the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, a majority of the Holders present in person or by proxy shall choose some individual present to be chair. 10.4 Quorum Subject to this Indenture, at any meeting of the Holders of Notes of any series or of all series then outstanding, as the case may be, a quorum shall consist of Holders present in person or by proxy and representing more than 50% of the principal amount of the outstanding Notes of the relevant series or all series then outstanding, as the case may be, and, if the meeting is a Serial Meeting, more than 50% of the principal amount of the Notes then outstanding of each especially affected series. If a quorum of the Holders is not present within 30 minutes from the time fixed for holding any meeting, the meeting, if convened by the Holders or pursuant to a written request of the Notes Majority, shall be dissolved, but in any other case the meeting may be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day thereafter) at the same time and place and no notice shall be required to be given in respect of such adjourned meeting. Any business may be brought before or dealt with at an adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless the required quorum be present at the commencement of business. 10.5 Power to Adjourn The chair of any meeting at which the requisite quorum of the Holders is present may, with the consent of the Holders of a majority in principal amount of the Notes represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe. 10.6 Voting On a poll each Holder present in person or represented by a duly appointed proxy shall be entitled to one vote in respect of each U.S.$1.00 principal amount of the Notes of the relevant series of Notes of which it is the Holder. A proxyholder need not be a Holder. In the case of joint registered Holders of a Note, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them be present in person or by proxy, they shall vote together in respect of the Notes of which they are joint Holders. In the case of Series B Second Lien Notes or any other Notes that are denominated in Canadian dollars, the aggregate principal amount of all such Notes shall be converted into US dollars at the at the Canadian dollar to US dollar exchange rate provided by the Bank of Canada on the record date of any vote to determine how many votes each Holder or duly appointed proxy shall be entitled to. 10.7 Poll A poll will be taken on every resolution submitted for approval at a meeting of Holders, in such manner as the chair directs, and the results of such polls shall be binding on all Holders of the relevant series. Except as otherwise provided, every resolution will be decided by a majority of the votes cast on the poll for that resolution. 10.8 Proxies

71 A Holder may be present and vote at any meeting of Holders by an authorized representative. The Issuer (in case it convenes the meeting) or the Trustee (in any other case) for the purpose of enabling the Holders to be present and vote at any meeting without producing their Notes, and of enabling them to be present and vote at any such meeting by proxy and of depositing instruments appointing such proxies at some place other than the place where the meeting is to be held, may from time to time make and vary such regulations as it shall think fit providing for and governing any or all of the following matters: (a) the form of the instrument appointing a proxy, which shall be in writing, and the manner in which the same shall be executed and the production of the authority of any individual signing on behalf of a Holder; (b) the deposit of instruments appointing proxies at such place as the Trustee, the Issuer or the Holder convening the meeting, as the case may be, may, in the notice convening the meeting, direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same must be deposited; and (c) the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, faxed, cabled, telegraphed or sent by other electronic means before the meeting to the Issuer or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting. Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only Persons who shall be recognized at any meeting as the Holders of any Notes, or as entitled to vote or be present at the meeting in respect thereof, shall be Holders and Persons whom Holders have by instrument in writing duly appointed as their proxies. 10.9 Persons Entitled to Attend Meetings The Issuer and the Trustee, by their respective directors, officers and employees and the respective legal advisors of the Issuer, the Trustee or any Holder may attend any meeting of the Holders, but shall have no vote as such. 10.10 Powers Cumulative Any one or more of the powers in this Indenture stated to be exercisable by the Holders by resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers from time to time shall not be deemed to exhaust the rights of the Holders to exercise the same or any other such power or powers thereafter from time to time. No powers exercisable by resolution will derogate in any way from the rights of the Issuer pursuant to this Indenture. 10.11 Minutes Minutes of all resolutions and proceedings at every meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the expense of the Issuer, and any such minutes as aforesaid, if signed by the chair of the meeting at which

72 such resolutions were passed or proceedings had, or by the chair of the next succeeding meeting of the Holders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed thereat or proceedings taken thereat to have been duly passed and taken. 10.12 Instruments in Writing Any consent, waiver, notice, authorization or resolution of the Holders which may be given by resolution at a meeting of the Holders pursuant to this Article 10 may also be given by the Holders of more than 50% of the principal amount of the outstanding Notes of such series by a signed instrument in one or more counterparts, and the expression “resolution” when used in this Indenture will include instruments so signed. Notice of any resolution passed in accordance with this Section 10.12 will be given by the Trustee to the affected Holders within 30 days of the date on which such resolution was passed. 10.13 Binding Effect of Resolutions Every resolution passed in accordance with the provisions of this Article 10 at a meeting of Holders of a particular series of Notes or of all series then outstanding, as the case may be, shall be binding upon all the Holders of Notes or of the particular series, as the case may be, whether present at or absent from such meeting, and every instrument in writing signed by Holders in accordance with Section 10.12 shall be binding upon all the Holders, whether signatories thereto or not, and each and every Holder and the Trustee (subject to the provisions for its indemnity herein contained) shall, subject to Applicable Law, be bound to give effect accordingly to every such resolution and instrument in writing. Notwithstanding anything in this Indenture (but subject to the provisions of any indenture, deed or instrument supplemental or ancillary hereto), any covenant or other provision in this Indenture or in any Supplemental Indenture which is expressed to be or is determined by the Trustee (relying on the advice of Counsel) to be effective only with respect to Notes of a particular series, may be modified by the required resolution or consent of the Holders of Notes of such series in the same manner as if the Notes of such series were the only Notes outstanding under this Indenture. 10.14 Evidence of Rights of Holders (a) Any request, direction, notice, consent or other instrument which this Indenture may require or permit to be signed or executed by the Holders may be in any number of concurrent instruments of similar tenor signed or executed by such Holders. Proof of the execution of any such request, direction, notice, consent or other instrument or of a writing appointing any such attorney will be sufficient for any purpose of this Indenture if the fact and date of the execution by any Person of such request, direction, notice, consent or other instrument or writing may be proved by the certificate of any notary public, or other officer authorized to take acknowledgements of deeds to be recorded at the place where such certificate is made, that the Person signing such request, direction, notice, consent or other instrument or writing acknowledged to such notary public or other officer the execution thereof, or by an affidavit of a witness of such execution or in any other manner which the Trustee may consider adequate. (b) Notwithstanding Section 10.14(a), the Trustee may, in its discretion, require proof of execution in cases where it deems proof desirable and may accept such proof as it shall consider

73 proper. ARTICLE 11 SUCCESSORS TO THE ISSUER AND SUBSIDIARIES 11.1 Merger, Consolidation, Amalgamation or Sale of Assets (a) The Issuer will not, directly or indirectly: (i) consolidate, amalgamate or merge with or into another Person (regardless of whether the Issuer is the surviving Person); or (ii) sell, assign, lease, transfer, convey or otherwise dispose of all or substantially all of the properties and assets of the Issuer and its Subsidiaries taken as a whole, in one or more related transactions, to another Person, Unless both before and immediately after giving effect to any such transaction no Event of Default shall have occurred and be continuing. (b) Upon the consummation of any transaction specified in Section 11.1(a): (i) any continuing successor Person formed by the consolidation or amalgamation or into which the Issuer is merged or to which the sale, assignment, transfer, conveyance or other disposition is made, will succeed to and be substituted for the Issuer, and may exercise every right and power of the Issuer under this Indenture with the same effect as if the successor had been named as the Issuer therein, and (ii) the Issuer will be released and discharged from liability under this Indenture and the Trustee will execute any documents which it may be advised are necessary or advisable for effecting or evidencing such release and discharge. (c) This Section 11.1 will not apply to: (i) a merger of the Issuer with a Subsidiary or Affiliate solely for the purpose of reincorporating or continuing the Issuer in another jurisdiction; or (ii) any consolidation, amalgamation or merger, or any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among the Issuer and its Subsidiaries. ARTICLE 12 CONCERNING THE TRUSTEE 12.1 No Conflict of Interest The Trustee represents to the Issuer that at the date of execution and delivery by it of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder but if, notwithstanding the provisions of this Section 12.1, such a material conflict of interest exists, or hereafter arises, the validity and enforceability of this Indenture and the Notes of any series shall not be affected in any manner whatsoever by reason only that such material conflict of interest exists or arises.

74 12.2 Replacement of Trustee (a) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Issuer 90 days’ notice in writing or such shorter notice as the Issuer may accept as sufficient. If at any time a material conflict of interest exists in the Trustee’s role as a fiduciary hereunder the Trustee shall, within 90 days after ascertaining that such a material conflict of interest exists, either eliminate such material conflict of interest with the Issuer, the affiliates and Subsidiaries of the Issuer, or any affiliates of the Issuer or the affiliates and Subsidiaries of the Issuer, or resign in the manner and with the effect specified in this Section 12.2. The validity and enforceability of this Indenture and of the Notes issued hereunder shall not be affected in any manner whatsoever by reason only that such a material conflict of interest exists. In the event of the Trustee resigning or being removed or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Issuer shall forthwith appoint a new Trustee unless a new Trustee has already been appointed by the Holders in accordance with the provisions hereof. Failing such appointment by the Issuer, the retiring Trustee or any Holder may apply to a judge of the British Columbia Supreme Court, on such notice as such Judge may direct at the Issuer’s expense, for the appointment of a new Trustee but any new Trustee so appointed by the Issuer or by the Court shall be subject to removal as aforesaid by the Holders and the appointment of such new Trustee shall be effective only upon such new Trustee becoming bound by this Indenture. Any new Trustee appointed under any provision of this Section 12.2 shall be a corporation authorized to carry on the business of a trust company in one or more of the Provinces of Canada. On any new appointment the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee. (b) Any entity into which the Trustee may be merged or, with or to which it may be consolidated, amalgamated or sold, or any entity resulting from any merger, consolidation, sale or amalgamation to which the Trustee shall be a party, shall be the successor Trustee under this Indenture without the execution of any instrument or any further act. Nevertheless, upon the written request of the successor Trustee or of the Issuer, the Trustee ceasing to act shall execute and deliver an instrument assigning and transferring to such successor Trustee, upon the trusts herein expressed, all the rights, powers and trusts of the retiring Trustee so ceasing to act, and shall duly assign, transfer and deliver all property and money held by such Trustee to the successor Trustee so appointed in its place. Should any deed, conveyance or instrument in writing from the Issuer or any Guarantor be required by any new Trustee for more fully and certainly vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall on request of said new Trustee, be made, executed, acknowledged and delivered by the Issuer or such Guarantor, as applicable. 12.3 Rights and Duties of Trustee (a) In the exercise of the rights, duties and obligations prescribed or conferred by the terms of this Indenture, the Notes and the Security Documents, the Trustee shall act honestly and in good faith and exercise that degree of care, diligence and skill that a reasonably prudent Trustee would exercise in comparable circumstances. Subject to the foregoing, the Trustee will be liable for its own wilful misconduct or gross negligence. The Trustee will not be liable for any act or default on the part of any agent employed by it or a co-Trustee, or for having permitted any agent or co-Trustee to receive and retain any money payable to the Trustee, except as aforesaid.

75 (b) Nothing herein contained shall impose any obligation on the Trustee to see to or require evidence of the registration or filing (or renewal thereof) of this Indenture or any instrument ancillary or supplemental hereto or thereto, including any Security Documents. (c) The Trustee shall not be: (i) accountable for the use or application by the Issuer of the Notes or the proceeds thereof; (ii) responsible to make any calculation with respect to any matter under this Indenture, including the calculation of the conversion rate of the Series B Second Lien Notes into US dollars for any purpose; (iii) liable for any error in judgment made in good faith unless negligent in ascertaining the pertinent facts; or (iv) responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its control, including, without limitation, any provision of any law or regulation or any act of any Governmental Authority, acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communication services; cyberterrorism; accidents; labor disputes; acts of civil or military authority and governmental action. (d) The Trustee shall have the right to disclose any information disclosed or released to it if, in the reasonable opinion of the Trustee, after consultation with Counsel, it is required to disclose under any Applicable Law, court order or administrative directions, or if, in the reasonable opinion of the Trustee, it is required to disclose to its regulatory authority. The Trustee shall not be responsible or liable to any party for any loss or damage arising out of or in any way sustained or incurred or in any way relating to such disclosure. (e) The Trustee shall not be responsible for any error made or act done by it resulting from reliance upon the signature of any Person on whose signature the Trustee is entitled to act, or refrain from acting, under a specific provision of this Indenture. (f) The Trustee shall have no responsibility for the preparation, filing or recording of any instrument, document or financing statement or for the perfection or maintenance of any security interest created hereunder. (g) The Trustee will not be charged with knowledge of any default in the payment of any Existing Indebtedness, or of the existence of any default or Event of Default or any other fact that would prohibit the making of any payment of monies to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee has received written notice thereof from the Issuer, any Noteholder or the Collateral Agent. The Trustee will notify holders of Notes of such notice as soon as reasonably practicable after receipt thereof. (h) The Trustee shall be entitled to treat a facsimile, pdf or e-mail communication or communication by other similar electronic means in a form satisfactory to the Trustee from a Person purporting to be (and whom the Trustee, acting reasonably, believes in good faith to be) an

76 authorized representative of the Issuer or a Holder, as sufficient instructions and authority of such party for the Trustee to act and shall have no duty to verify or confirm that Person is so authorized. The Trustee shall have no liability for any losses, liabilities, costs or expenses incurred by it as a result of such reliance upon, or compliance with, such instructions or directions, except to the extent any such losses, cost or expense are the direct result of gross negligence or willful misconduct on the part of the Trustee. The Issuer and the Holders agree: (i) to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting instructions to the Trustee and that there may be more secure methods of transmitting instructions than the method(s) selected by such party; and (iii) that the security procedures (if any) to be followed in connection with its transmission of instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances. (i) By their acceptance of the Notes, the Holders hereby designate and appoint the Trustee as the Holders’ agent under this Indenture and the Security Documents, and by acceptance of the Notes the Holders hereby irrevocably authorizes the Trustee to take such action on its behalf under the provisions of this Indenture and the Security Documents and to exercise such powers and perform such duties as are expressly delegated to the Trustee by the terms of this Indenture and the Security Documents, and consents and agrees to the terms of this Indenture and each Security Document, as the same may be in effect or may be amended, restated, supplemented or otherwise modified from time to time in accordance with their respective terms. (j) By their acceptance of the Notes hereunder, the Holders further authorize and direct the Trustee to (i) enter into the Security Documents to which it is party, whether executed on or after the Issue Date, (ii) bind the Holders on the terms as set forth in the Security Documents and (iii) perform and observe its obligations under the Security Documents. 12.4 Reliance Upon Declarations, Opinions, etc. (a) In the exercise of its rights, duties and obligations hereunder the Trustee may, if acting in good faith and subject to Section 12.7, rely, as to the truth of the statements and accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports or certificates furnished pursuant to any covenant, condition or requirement of this Indenture or required by the Trustee to be furnished to it in the exercise of its rights and duties hereunder, if the Trustee examines such statutory declarations, opinions, reports or certificates and determines that they comply with Section 12.5, if applicable, and with any other applicable requirements of this Indenture. The Trustee may nevertheless, in its discretion, require further proof in cases where it deems further proof desirable. Without restricting the foregoing, the Trustee may rely on an Opinion of Counsel satisfactory to the Trustee notwithstanding that it is delivered by a solicitor or firm which acts as solicitors for the Issuer. (b) The Trustee shall have no obligation to ensure or verify compliance with any Applicable Law or regulatory requirements on the issue or transfer of any Notes provided such issue or transfer is effected in accordance with the terms of this Indenture. The Trustee shall be entitled to process all transfers and redemptions upon the presumption that such transfer and redemption is permissible pursuant to all Applicable Law and regulatory requirements if such

77 transfer and redemption is effected in accordance with the terms of this Indenture. The Trustee shall have no obligation, other than to confer with the Issuer and its Counsel, to ensure that legends appearing on the Notes comply with regulatory requirements or securities laws of any applicable jurisdiction. 12.5 Evidence and Authority to Trustee, Opinions, etc. (a) The Issuer shall furnish to the Trustee evidence of compliance with the conditions precedent provided for in this Indenture relating to any action or step required or permitted to be taken by the Issuer or the Trustee under this Indenture or as a result of any obligation imposed under this Indenture, including without limitation, the authentication and delivery of Notes hereunder, the satisfaction and discharge of this Indenture and the taking of any other action to be taken by the Trustee at the request of or on the application of the Issuer, forthwith if and when (a) such evidence is required by any other Section of this Indenture to be furnished to the Trustee in accordance with the terms of this Section 12.5, or (b) the Trustee, in the exercise of its rights and duties under this Indenture, gives the Issuer written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice. Such evidence shall consist of: (i) an Officers’ Certificate, stating that any such condition precedent has been complied with in accordance with the terms of this Indenture; (ii) in the case of a condition precedent the satisfaction of which is, by the terms of this Indenture, made subject to review or examination by a solicitor, an Opinion of Counsel that such condition precedent has been complied with in accordance with the terms of this Indenture; and (iii) in the case of any such condition precedent the satisfaction of which is subject to review or examination by auditors or accountants, an opinion or report of the Issuer’s Auditors whom the Trustee for such purposes hereby approves, that such condition precedent has been complied with in accordance with the terms of this Indenture. (b) Whenever such evidence relates to a matter other than the authentication and delivery of Notes and the satisfaction and discharge of this Indenture, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any solicitor, auditor, accountant, engineer or appraiser or any other appraiser or any other individual whose qualifications give authority to a statement made by such individual, provided that if such report or opinion is furnished by a director, officer or employee of the Issuer it shall be in the form of a statutory declaration. Such evidence shall be, so far as appropriate, in accordance with Section 12.5(a). (c) Each statutory declaration, certificate, opinion or report with respect to compliance with a condition precedent provided for in this Indenture shall include (i) a statement by the individual giving the evidence that he or she has read and is familiar with those provisions of this Indenture relating to the condition precedent in question, (ii) a brief statement of the nature and scope of the examination or investigation upon which the statements or opinions contained in such evidence are based, (iii) a statement that, in the belief of the individual giving such evidence, he or she has made such examination or investigation as is necessary to enable him or her to make the statements or give the opinions contained or expressed therein, and (iv) a statement whether in

78 the opinion of such individual the conditions precedent in question have been complied with or satisfied. (d) The Issuer shall furnish or cause to be furnished to the Trustee at any time if the Trustee reasonably so requires, an Officers’ Certificate certifying that the Issuer has complied with all covenants, conditions or other requirements contained in this Indenture, the non-compliance with which would constitute a Default or an Event of Default, or if such is not the case, specifying the covenant, condition or other requirement which has not been complied with and giving particulars of such non-compliance. The Issuer shall, whenever the Trustee so requires, furnish the Trustee with evidence by way of statutory declaration, opinion, report or certificate as specified by the Trustee as to any action or step required or permitted to be taken by the Issuer or as a result of any obligation imposed by this Indenture. 12.6 Officers’ Certificates Evidence Except as otherwise specifically provided or prescribed by this Indenture, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Trustee, if acting in good faith, may rely upon an Officers’ Certificate. 12.7 Experts, Advisers and Agents Subject to Sections 12.3 and 12.4, the Trustee may: (a) employ or retain and act and rely on the opinion or advice of or information obtained from any solicitor, auditor, valuator, engineer, surveyor, appraiser or other expert, whether obtained by the Trustee or by the Issuer, or otherwise, and shall not be liable for acting, or refusing to act, in good faith on any such opinion or advice and may pay proper and reasonable compensation for all such legal and other advice or assistance as aforesaid; and (b) employ such agents and other assistants as it may reasonably require for the proper discharge of its duties hereunder, and may pay reasonable remuneration for all services performed for it (and shall be entitled to receive reasonable remuneration for all services performed by it) in the discharge of the trusts hereof and compensation for all disbursements, costs and expenses made or incurred by it in the discharge of its duties hereunder and in the management of the trusts hereof and any solicitors employed or consulted by the Trustee may, but need not be, solicitors for the Issuer. 12.8 Trustee May Deal in Notes Subject to Sections 12.1 and 12.3, the Trustee may, in its personal or other capacity, buy, sell, lend upon and deal in Notes and generally contract and enter into financial transactions with the Issuer or otherwise, without being liable to account for any profits made thereby. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the British Columbia Supreme Court for permission to continue as Trustee hereunder or resign. 12.9 Investment of Monies Held by Trustee

79 (a) Any securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or deposited for safe-keeping in the Province of British Columbia with any such bank. In respect of any moneys so held, upon receipt of a written order from a Participant or a Beneficial Holder, the Trustee shall invest the funds in accordance with such written order in Authorized Investments (as defined below). Any such written order from a Participant or a Beneficial Holder shall be provided to the Trustee no later than 9:00 a.m. (Toronto time) on the day on which the investment is to be made. Any such written order from a Participant or a Beneficial Holder received by the Trustee after 9:00 a.m. (Toronto time) or received on a non- Business Day, shall be deemed to have been given prior to 9:00 a.m. (Toronto time) the next Business Day. For certainty, after an Event of Default, the Trustee shall only be obligated to make investments on receipt of appropriate instructions from the Holders by way of a resolution of Holders of at least a majority in principal amount of the Notes represented and voting at a meeting of Holders, or by a resolution in writing. (b) The Trustee shall have no liability for any loss sustained as a result of any investment selected by and made pursuant to the instructions of the Issuer or the Holders, as applicable, as a result of any liquidation of any investment prior to its maturity or for failure of either the Issuer or the Holders, as applicable, to give the Trustee instructions to liquidate, invest or reinvest amounts held with it. In the absence of written instructions from either the Issuer or the Holders as to investment of funds held by it, such funds shall be held uninvested by the Trustee without liability for interest thereon. (c) For the purposes of this section, “Authorized Investments” means short term interest bearing or discount debt obligations issued or guaranteed by the government of Canada or a Province or a Canadian chartered bank (which may include an affiliate (as defined in this section) or related party of the Trustee) provided that such obligation is rated at least R1 (middle) by DBRS or an equivalent rating service. For certainty, the Issuer and the Holders acknowledge and agree that the Trustee has no obligation or liability to confirm or verify that investment instructions delivered pursuant to this Section 12.9 comply with the definition of Authorized Investments. 12.10 Trustee Not Ordinarily Bound Except as otherwise specifically provided herein, the Trustee shall not, subject to Section 12.3, be bound to give notice to any Person of the execution hereof, nor to do, observe or perform or see to the observance or performance by the Issuer of any of the obligations herein imposed upon the Issuer or of the covenants on the part of the Issuer herein contained, nor in any way to supervise or interfere with the conduct of the Issuer’s business, unless the Trustee shall have been required to do so in writing by the Holders of more than 50% of the principal amount of the Notes then outstanding, and then only after it shall have been funded and indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing. 12.11 Trustee Not Required to Give Security The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises. 12.12 Trustee Not Bound to Act on Issuer’s Request

80 Except as in this Indenture otherwise specifically provided, the Trustee shall not be bound to act in accordance with any direction or request of the Issuer until a duly authenticated copy of the instrument or resolution containing such direction or request shall have been delivered to the Trustee, and the Trustee shall be empowered to act upon any such copy purporting to be authenticated and believed by the Trustee to be genuine. 12.13 Conditions Precedent to Trustee’s Obligations to Act Hereunder (a) The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing the rights of the Trustee and of the Holders hereunder shall be conditional upon any one or more Holders furnishing when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. (b) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid. (c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding require the Holders of Notes of a series at whose instance it is acting to deposit with the Trustee such Notes held by them for which Notes the Trustee shall issue receipts. (d) Unless an action is expressly directed or required herein, the Trustee shall request instructions from the Holders with respect to any actions or approvals which, by the terms of this Indenture, the Trustee is permitted to take or to grant (including any such actions or approvals that are to be taken in the Trustee’s “discretion” or “opinion”, or to its “satisfaction”, or words to similar effect), and the Trustee shall refrain from taking any such action or withholding any such approval and shall not be under any liability whatsoever as a result thereof until it shall have received such instructions by way of resolution from the Holders in accordance with this Indenture. 12.14 Authority to Carry on Business The Trustee represents to the Issuer that at the date of execution and delivery by it of this Indenture it is authorized to carry on the business of a trust company in the Provinces of British Columbia and Alberta but if, notwithstanding the provisions of this Section 12.14, it ceases to be so authorized to carry on business, the validity and enforceability of this Indenture and the securities issued hereunder shall not be affected in any manner whatsoever by reason only of such event but the Trustee shall, within 90 days after ceasing to be authorized to carry on the business of a trust company in any province of Canada, either become so authorized or resign in the manner and with the effect specified in Section 12.2. 12.15 Compensation and Indemnity (a) The Issuer shall pay to the Trustee from time to time compensation for its services hereunder as agreed separately by the Issuer and the Trustee, and shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the

81 Trustee in the administration or execution of its duties under this Indenture (including the reasonable and documented compensation and disbursements of its Counsel and all other advisers and assistants not regularly in its employ), both before any Default hereunder and thereafter until all duties of the Trustee under this Indenture shall be finally and fully performed. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. (b) The Issuer hereby indemnifies and saves harmless the Trustee and its directors, officers, employees and shareholders from and against any and all loss, damages, charges, expenses, claims, demands, actions or liability whatsoever which may be brought against the Trustee or which it may suffer or incur as a result of or arising out of the performance of its duties and obligations hereunder save only in the event of the gross negligence or wilful misconduct of the Trustee. This indemnity will survive the termination or discharge of this Indenture and the resignation or removal of the Trustee. The Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. The Issuer shall defend the claim and the Trustee shall cooperate in the defence. The Trustee may have separate Counsel and the Issuer shall pay the reasonable fees and expenses of such Counsel. The Issuer need not pay for any settlement made without its consent, which consent must not be unreasonably withheld. This indemnity shall survive the resignation or removal of the Trustee or the discharge of this Indenture. Other than for gross negligence or intentional misconduct, any liability of the Trustee shall be limited to direct damages which in the aggregate shall not exceed the amount of fees paid by the Issuer under this Indenture in the twelve months immediately prior to the Trustee receiving the first notice of the claim. (c) The Issuer need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through gross negligence or wilful misconduct on the part of the Trustee. 12.16 Acceptance of Trust The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and to hold all rights, privileges and benefits conferred hereby and by law in trust for the various Persons who shall from time to time be Holders, subject to all the terms and conditions herein set forth. 12.17 Anti-Money Laundering The Trustee shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Trustee, in its sole judgment, acting reasonably, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline. Further, should the Trustee, in its sole judgment, acting reasonably, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days’ prior written notice sent to all parties hereto; provided that (A) the written notice shall describe the circumstances of such non-compliance; and (B) if such circumstances are rectified to the Trustee’s satisfaction within such 10 day period, then such resignation shall not be effective. 12.18 Privacy (a) The parties hereto acknowledge that the Trustee may, in the course of providing services hereunder, collect or receive financial and other personal information about such parties

82 and/or their representatives, as individuals, or about other individuals related to the subject matter hereof, and use such information for the following purposes: (i) to provide the services required under this Indenture and other services that may be requested from time to time; (ii) to help the Trustee manage its servicing relationships with such individuals; (iii) to meet the Trustee’s legal and regulatory requirements; and (iv) if social insurance or social security numbers are collected by the Trustee, to perform tax reporting and to assist in verification of an individual’s identity for security purposes. (b) Each party acknowledges and agrees that the Trustee may receive, collect, use and disclose personal information provided to it or acquired by it in the course of providing services under this Indenture for the purposes described above and, generally, in the manner and on the terms described in its privacy code, which the Trustee shall make available on its website or upon request, including revisions thereto. The Trustee may transfer some of that personal information to service providers in the United States for data processing and/or storage. Further, each party agrees that it shall not provide or cause to be provided to the Trustee any personal information relating to an individual who is not a party to this Indenture unless that party has assured itself that such individual understands and has consented to the aforementioned uses and disclosures. 12.19 Execution of Intercreditor Agreement The Trustee shall execute the Intercreditor Agreement, in its capacity as Trustee under this Indenture, without any further consent or approval from the Holders or the Issuer. Each Holder, by its acceptance of Notes: (a) authorizes the Trustee to enter into the Intercreditor Agreement and any subsequent amendments or modifications thereto that (i) are requested by the Issuer; or (ii) are minor or administrative in nature without further authorization of the Holders; and (b) acknowledges and agrees that the Trustee shall not be responsible to approve, review or otherwise negotiate the terms of the Intercreditor Agreement on behalf of the Holders or the Issuer and that the Trustee shall not be liable to the Holders for any of the terms or provisions contained in the Intercreditor Agreement. The Holders further acknowledge that the Trustee has not and will not provide any advice to the Holders of the Notes in respect of this Indenture or the Security Documents, the adequacy of this Indenture or the Security Documents or as to the priority, registration or perfection of their interest in the Collateral. ARTICLE 13 AMENDMENT, SUPPLEMENT AND WAIVER 13.1 Ordinary Consent Except as provided in Section 13.2 or 13.3, the Issuer and the Trustee (upon the vote or direction or otherwise with the affirmative consent of the Notes Majority) may amend, supplement or waive any provision in this Indenture or the Notes. 13.2 Special Consent

83 Notwithstanding Section 13.1, without the consent of, or a resolution passed by the affirmative votes of or signed by each Holder affected, an amendment, supplement or waiver may not (with respect to any Notes of any series held by a non-consenting Holder): (a) change the fixed Maturity of any Note; (b) reduce the rate of or change the time for payment of interest on any Note; or (c) release a material portion of the Collateral from the liens imposed by the Security Documents, other than in accordance with the terms of this Indenture or the Security Documents. 13.3 Without Consent Notwithstanding Section 13.1 or 13.2, the Issuer and the Trustee, without the consent of any Holders of Notes or any other Person, may amend or supplement this Indenture or the Notes to: (a) cure any ambiguity, defect or inconsistency; (b) provide for uncertificated Notes in addition to or in place of certificated Notes; (c) make any change that would provide any additional rights or benefits to the Holders of Notes or that does not materially adversely effect the legal rights under this Indenture of any Holder of Notes; (d) add any additional Guarantors or to evidence the release of any Guarantor from its obligations under its Guarantee to the extent that such release is permitted by this Indenture, the Notes or the Security Documents; (e) comply with the provisions set out in Article 14; (f) evidence and provide for the acceptance of appointment by a successor Trustee; (g) provide for the issuance of Additional Notes and other credit instruments in accordance with this Indenture; (h) to enter into additional or supplemental Security Documents or to add additional parties to the Security Documents to the extent permitted thereunder and under this Indenture or the Security Documents; (i) allow any future Guarantor to execute a Guarantee; or (j) to release Collateral from liens when permitted or required by this Indenture or the Security Documents or add assets to Collateral when permitted or required by this Indenture or the Security Documents. 13.4 Form of Consent It is not necessary for any consent under Section 13.1 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

84 13.5 Supplemental Indentures (a) Subject to the provisions of this Indenture, the Issuer and the Trustee may from time to time execute, acknowledge and deliver Supplemental Indentures which thereafter shall form part of this Indenture, for any one or more of the following purposes: (i) establishing the terms of any series of Notes and the forms and denominations in which they may be issued as provided in Article 2; (ii) making such amendments not inconsistent with this Indenture as may be necessary or desirable with respect to matters or questions arising hereunder, including the making of any modifications in the form of the Notes of any series which do not affect the substance thereof and which in the opinion of the Trustee relying on an Opinion of Counsel will not be materially prejudicial to the interests of Holders; (iii) rectifying typographical, clerical or other manifest errors contained in this Indenture or any Supplemental Indenture, or making any modification to this Indenture or any Supplemental Indenture which, in the opinion of Counsel, are of a formal, minor or technical nature and that are not materially prejudicial to the interests of the Holders; (iv) to give effect to any amendment or supplement to this Indenture or the Notes of any series made in accordance with Sections 13.1 or 13.2; (v) evidencing the succession, or successive successions, of others to the Issuer or any Guarantor and the covenants of and obligations assumed by any such successor in accordance with the provisions of this Indenture; or (vi) for any other purpose not inconsistent with the terms of this Indenture, provided that in the opinion of the Trustee (relying on an Opinion of Counsel) the rights of neither the Holders nor the Trustee are materially prejudiced thereby. (b) Unless this Indenture expressly requires the consent or concurrence of Holders, the consent or concurrence of Holders shall not be required in connection with the execution, acknowledgement or delivery of a Supplemental Indenture contemplated by this Indenture. (c) Upon receipt by the Trustee of (i) an Issuer Order accompanied by a Board Resolution authorizing the execution of any such Supplemental Indenture, and (ii) an Officers’ Certificate stating that such amended or Supplemental Indenture complies with this Section 13.5, the Trustee shall join with the Issuer and the Guarantors in the execution of any amended or Supplemental Indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained. ARTICLE 14 GUARANTEES 14.1 Guarantees and Collateral Agent (a) Each Guarantor providing a Guarantee on the Issue Date shall execute and deliver to the Trustee the Guaranty and Collateral Security Agreement substantially in the form attached

85 hereto as Appendix B. (b) By their acceptance of the Notes, the Holders hereby designate and appoint a Collateral Agent to serve as Collateral Agent and as the Holder’s agent under this Indenture and the Security Documents, and the Trustee and each of the Holders by acceptance of the Notes hereby irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of this Indenture and the Security Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Indenture and the Security Documents, and consents and agrees to the terms of each Security Document, as the same may be in effect or may be amended, restated, supplemented or otherwise modified from time to time in accordance with their respective terms. (c) By their acceptance of the Notes hereunder, the Holders further authorize and direct the Collateral Agent to (i) enter into the Security Documents to which it is party, whether executed on or after the Issue Date, (ii) bind the Holders on the terms as set forth in the Security Documents and (iii) perform and observe its obligations under the Security Documents. (d) The Collateral Agent shall execute the Intercreditor Agreement, in its capacity as Collateral Agent under this Indenture, without any further consent or approval from the Holders or the Issuer. Each Holder, by its acceptance of Notes: (a) authorizes the Collateral Agent to enter into the Intercreditor Agreement and any subsequent amendments or modifications thereto that (i) are requested by the Issuer; or (ii) are minor or administrative in nature without further authorization of the Holders; and (b) acknowledges and agrees that the Collateral Agent shall not be responsible to approve, review or otherwise negotiate the terms of the Intercreditor Agreement on behalf of the Holders or the Issuer and that the Trustee shall not be liable to the Holders for any of the terms or provisions contained in the Intercreditor Agreement. The Holders further acknowledge that the Collateral Agent has not and will not provide any advice to the Holders of the Notes in respect of this Indenture or the Security Documents, the adequacy of this Indenture or the Security Documents or as to the priority, registration or perfection of their interest in the Collateral. 15.1 Notice to Issuer ARTICLE 15 NOTICES Any notice to the Issuer under the provisions of this Indenture shall be valid and effective (i) if delivered to the Issuer at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431, Attention: Legal Department (ii) if delivered by email to legal@jushico.com, immediately upon sending the email, provided that if such email is not sent during the normal business hours of the recipient, such email shall be deemed to have been sent at the opening of business on the next business day for the recipient, or (iii) if given by registered letter, postage prepaid, to such office and so addressed and if mailed, five days following the mailing thereof. The Issuer may from time to time notify the Trustee in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Issuer for all purposes of this Indenture. 15.2 Notice to Holders

86 (a) All notices to be given hereunder with respect to the Notes shall be deemed to be validly given to the Holders thereof if sent by first class mail, postage prepaid, or, if agreed to by the applicable recipient, by email, by letter or circular addressed to such Holders at their post office addresses appearing in any of the registers hereinbefore mentioned and shall be deemed to have been effectively given five days following the day of mailing, or immediately upon sending the email, provided that if such email is not sent during the normal business hours of the recipient, such email shall be deemed to have been sent at the opening of business on the next business day for the recipient, as applicable. Accidental error or omission in giving notice or accidental failure to mail notice to any Holder or the inability of the Issuer to give or mail any notice due to anything beyond the reasonable control of the Issuer shall not invalidate any action or proceeding founded thereon. (b) If any notice given in accordance with Section 15.2(a) would be unlikely to reach the Holders to whom it is addressed in the ordinary course of post by reason of an interruption in mail service, whether at the place of dispatch or receipt or both, the Issuer shall give such notice by publication at least once in a daily newspaper of general national circulation in Canada. (c) Any notice given to Holders by publication shall be deemed to have been given on the day on which publication shall have been effected at least once in each of the newspapers in which publication was required. (d) All notices with respect to any Note may be given to whichever one of the Holders thereof (if more than one) is named first in the registers hereinbefore mentioned, and any notice so given shall be sufficient notice to all Holders of any Persons interested in such Note. 15.3 Notice to Trustee Any notice to the Trustee under the provisions of this Indenture shall be valid and effective: (i) if delivered to the Trustee at its principal office in the City of Vancouver, British Columbia at 350 – 409 Granville Street V6C 1T2, Attention: VP, Corporate Trust, (ii) if delivered by email to corptrust@odysseytrust.com, immediately upon sending the email, provided that if such email is not sent during the normal business hours of the recipient, such email shall be deemed to have been sent at the opening of business on the next business day for the recipient, or (iii) if given by registered letter, postage prepaid, to such office and so addressed and, if mailed, shall be deemed to have been effectively given five days following the mailing thereof. 15.4 Mail Service Interruption If by reason of any interruption of mail service, actual or threatened, any notice to be given to the Trustee would reasonably be unlikely to reach its destination by the time notice by mail is deemed to have been given pursuant to Section 15.3, such notice shall be valid and effective only if delivered at the appropriate address in accordance with Section 15.3. 16.1 Copies of Indenture ARTICLE 16 MISCELLANEOUS

87 Any holder of a Second Lien Note may obtain a copy of this Indenture without charge by writing to the Issuer at 301 Yamato Road, Suite 3250, Boca Raton, FL 33431, Attention: Investor Relations (investors@jushico.com). 16.2 Force Majeure Except for the payment obligations of the Issuer contained herein, neither the Issuer nor the Trustee shall be liable to the other, or held in breach of this Indenture, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Indenture shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section 16.2. 16.3 Waiver of Jury Trial EACH OF THE ISSUER, THE GUARANTORS AND THE TRUSTEE HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS INDENTURE, THE NOTES OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS INDENTURE. The scope of this waiver is intended to encompass any and all disputes that may be filed in any court and that relate to the subject matter of this Indenture, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that such party has already relied on the waiver in entering into this Indenture, and that such party shall continue to rely on the waiver in its related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. In the event of litigation, this Indenture may be filed as a written consent to a trial by the court without a jury. 17.1 Execution ARTICLE 17 EXECUTION AND FORMAL DATE This Indenture may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument. Delivery of an executed signature page to this Indenture by any party hereto by facsimile transmission or PDF shall be as effective as delivery of a manually executed copy of this Indenture by such party. 17.2 Formal Date For the purpose of convenience, this Indenture may be referred to as bearing the formal date of December 7, 2022, irrespective of the actual date of execution hereof. [SIGNATURE PAGE FOLLOWS]

- 1 - IN WITNESS whereof the parties hereto have executed these presents under their respective corporate seals and the hands of their proper officers in that behalf. ISSUER: JUSHI HOLDINGS INC. Per: Name: Leonardo Garcia-Berg Title: Chief Operations Officer TRUSTEE: ODYSSEY TRUST COMPANY Per: Name: Title: Per: Name: Title:

C- APPENDIX A FORM OF SERIES A SECOND LIEN NOTES / SERIES B SECOND LIEN NOTES UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [] For Notes originally issued for the benefit or account of a U.S. Holder, and each Definitive Note issued in exchange therefor or in substitution thereof, also include the following legends: THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY ACQUIRING SUCH SECURITIES, AGREES, FOR THE BENEFIT OF JUSHI HOLDINGS INC. (THE “ISSUER”), THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE ISSUER; (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) IN COMPLIANCE WITH (1) RULE 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, OR (2) RULE 144 UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(2) OR (D) ABOVE, A LEGAL OPINION FROM COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER MUST FIRST BE PROVIDED. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. CUSIP  ISIN CA No. [US$●][C$●] JUSHI HOLDINGS INC. (a corporation formed under the laws of the Business Corporations Act (British Columbia)) 12% [SERIES A][SERIES B] SECOND LIEN NOTES DUE [], 2026 JUSHI HOLDINGS INC. (the “Issuer”) for value received hereby acknowledges itself indebted and, subject to the provisions of the trust indenture dated as of [] (the “Indenture”) between the Issuer and Odyssey Trust Company (the “Trustee”), promises to pay to the registered holder hereof on [], 2026 (the “Stated Maturity”) or on such earlier date as the principal amount hereof may become due in accordance with the provisions of this Indenture the principal sum of []

C- dollars [(U.S.$[])(C$[])] in lawful money of the [United States of America][Canada] on presentation and surrender of this Note (the “Note”) at the main branch of the Trustee in Vancouver, British Columbia, in accordance with the terms of this Indenture and, subject as hereinafter provided, to pay interest on the principal amount hereof (i) from and including the date hereof, or (ii) from and including the last Interest Payment Date to which interest shall have been paid or made available for payment hereon, whichever shall be the later, in all cases, to and excluding the next Interest Payment Date, at the rate of 12% per annum, in like money, calculated and payable quarterly in arrears on March 31, June 30, September 30 and December 31 in each year commencing on December 31, and the last payment (representing interest payable from the last Interest Payment Date to, but excluding, the Maturity of this Note) to fall due on the Maturity of this Note and, automatically upon the occurrence and during the continuance of an Event of Default (as defined in the Indenture), the interest rate accruing on the outstanding principal amount of this Note shall be three percent (3%) more than the rate otherwise payable, in like money and on the same dates. Interest on this Note will be computed based on a 360-day year of twelve 30-day months and shall be payable quarterly on March 31, June 30, September 30 and December 31. If the date for payment of any amount of principal, premium or interest is not a Business Day at the place of payment, then payment will be made on the next Business Day and the holder hereof will not be entitled to any further interest on such principal, or to any interest on such interest, premium or other amount so payable, in respect of the period from the date for payment to such next Business Day. Interest hereon shall be payable by cheque mailed by prepaid ordinary mail or by electronic transfer of funds to the registered holder hereof and, subject to the provisions of this Indenture, the mailing of such cheque or the electronic transfer of such funds shall, to the extent of the sum represented thereby (plus the amount of any Taxes deducted or withheld), satisfy and discharge all liability for interest on this Note. This Note is one of the [Series A Second Lien Notes][Series B Second Lien Notes] of the Issuer issued under the provisions of this Indenture. Reference is hereby expressly made to this Indenture for a description of the terms and conditions upon which this Note and other Notes of the Issuer are or are to be issued and held and the rights and remedies of the holder of this Note and other Notes and of the Issuer and of the Trustee, all to the same effect as if the provisions of this Indenture were herein set forth to all of which provisions the holder of this Note by acceptance hereof assents. Notes will be issued in minimum denominations of [U.S.$1,000 and integral multiples of U.S.$1,000][C$1,000 and integral multiples of C$1,000] in excess thereof. Upon compliance with the provisions of this Indenture, Notes of any denomination may be exchanged for an equal aggregate principal amount of Notes in any other authorized denomination or denominations. The Indebtedness evidenced by this Note, and by all other [Series A Second Lien Notes][Series B Second Lien Notes] now or hereafter certified and delivered under the Indenture, is a subordinate secured obligation of the Issuer, as more particularly described in the Indenture and the Guaranty and Collateral Security Agreement.

C- The principal hereof may become or be declared due and payable before the Stated Maturity in the events, in the manner, with the effect and at the times provided in the Indenture. This Note may be redeemed at the option of the Issuer on the terms and conditions set out in the Indenture at the Redemption Price therein. The right is reserved to the Issuer to purchase Notes (including this Note) for cancellation in accordance with the provisions of the Indenture. Upon the occurrence of a Change of Control, the Holders may require the Issuer to repurchase such Holder’s Notes, in whole or in part, at a purchase price in cash equal to 105% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the date of purchase. The Issuer shall be entitled to withhold from all payments made under this Note all amounts which are required to be withheld and remitted in respect of Taxes. Any amounts so withheld shall be treated for purposes of this Note as having been paid to the person in respect of whom such withholding was made. The Indenture contains provisions making binding upon all Holders of Notes outstanding thereunder resolutions passed at meetings of such Holders held in accordance with such provisions and instruments signed by the Holders of a specified majority of the principal amount of Notes outstanding (or the principal amount of certain series of Notes outstanding), which resolutions or instruments may have the effect of amending the terms of this Note or this Indenture. This Note may only be transferred, upon compliance with the conditions prescribed in this Indenture, in one of the registers to be kept at the principal office of the Trustee in Vancouver, British Columbia and in such other place or places and/or by such other Registrars (if any) as the Issuer with the approval of the Trustee may designate. No transfer of this Note shall be valid unless made on the register by the registered holder hereof or his executors or administrators or other legal representatives, or his or their attorney duly appointed by an instrument in form and substance satisfactory to the Trustee or other registrar, and upon compliance with such reasonable requirements as the Trustee and/or other registrar may prescribe and upon surrender of this Note for cancellation. Thereupon a new Note or Notes in the same aggregate principal amount shall be issued to the transferee in exchange hereof. This Note shall not become obligatory for any purpose until it shall have been authenticated by the Trustee under the Indenture. This Note and the Indenture are governed by, and are to be construed and enforced in accordance with, the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Capitalized words or expressions used in this Notes shall, unless otherwise defined herein, have the meaning ascribed thereto in the Indenture.

C- IN WITNESS WHEREOF JUSHI HOLDINGS INC. has caused this Note to be signed by its authorized representatives as of [ ], 20 . JUSHI HOLDINGS INC. Per: Name: Title: